                                                                   EXHIBIT 10.53




                             PARTICIPATION AGREEMENT

                            Dated as of July 16, 2001

                                      among

                  ELECTRONIC ARTS REDWOOD, INC., as the Lessee,

                             ELECTRONIC ARTS, INC.,
                                as the Guarantor,

                     FLATIRONS FUNDING, LIMITED PARTNERSHIP
                                 as the Lessor,

                            SELCO SERVICE CORPORATION
                                       and
                               SELCO REDWOOD, LLC,
                       as the New Partners of the Lessor,

                        VICTORY RECEIVABLES CORPORATION,
                             as the Note Purchaser,

              THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH,
                              as the Conduit Agent,

                          THE VARIOUS LIQUIDITY BANKS,

                          THE VARIOUS TRANCHE B BANKS,

                                       and

                          KEYBANK NATIONAL ASSOCIATION
                                  as the Agent

                                TABLE OF CONTENTS

                                                                                                     Page
ARTICLE I    DEFINITIONS; INTERPRETATION                                                               2

         Section 1.1   Definitions; Interpretation                                                     2

ARTICLE II   DOCUMENTATION DATE; FUNDING DATES                                                         3

         Section 2.1   Documentation Date

                 (a)   Participation Agreement                                                         3

                 (b)   Partnership Interests Purchase Agreement                                        3

                 (c)   Master Termination Agreements                                                   3

                 (d)   Note Purchase Agreement                                                         3

                 (e)   Liquidity Documentation                                                         3

                 (f)   The Lessee's Resolutions and Incumbency Certificate, etc                        3

                 (g)   The Guarantor's Resolutions and Incumbency Certificate, etc.                    3

                 (h)   Resolutions and Incumbency Certificate, etc on behalf of the Lessor.            4

                 (i)   The New Partners' Resolutions and Incumbency Certificate, etc.                  4

         Section 2.2   Funding Dates                                                                   4

ARTICLE III  ISSUANCE OF NOTES, FUNDING OF THE TRANCHE B LOAN
             AND FUNDING OF THE EQUITY INVESTMENT; PURCHASES OF
             NOTES; APPLICATION OF PROCEEDS OF NOTES, THE
             TRANCHE B LOAN AND THE EQUITY INVESTMENT                                                  5

         Section 3.1   Commitment of the Lessor to Issue Notes.                                        5

         Section 3.2   Commitment to Make Note Purchases                                               6

         Section 3.3   Commitment of the Tranche B Banks to Fund the Tranche B Loan.                   6

         Section 3.4   Commitment of the New Partners to Fund the Equity Investment.                   6

         Section 3.5   Notice Procedures with respect to the Funding of Advances under
                       the Notes, the Tranche B Loan and the Equity Investment                         7

         Section 3.6   Use of Proceeds of Notes, Tranche B Loan and Equity Investment                  8

         Section 3.7   Commitment of the Liquidity Banks                                               8

ARTICLE IV   CALCULATION OF BASIC RENT AND SUPPLEMENTAL RENT;
             DETERMINATION OF NOTE RATE; BREAKAGE EXPENSES,
             INCREASED COSTS, ETC.; TAXES; FEES                                                        9

         Section 4.1   Rent                                                                            9

         Section 4.2   Calculation of Basic Rent                                                      10

         Section 4.3   Breakage Expenses; Yield Maintenance Premium                                   12

         Section 4.4   Increased Costs, Etc.                                                          13

                                TABLE OF CONTENTS
                                   (continued)

         Section 4.5   Change of Circumstances.                                                       14

         Section 4.6   Taxes                                                                          14

         Section 4.7   Replacement of Affected Parties                                                16

         Section 4.8   Fees                                                                           17

         Section 4.9   Calculation of Interest and Fees                                               17

         Section 4.10  Method of Payment                                                              18

         Section 4.11  Non-Business Day Payments                                                      18

         Section 4.12  Assignment of Basic Rent and Other Payments                                    18

ARTICLE V    CERTAIN INTENTIONS OF THE PARTIES                                                        18

         Section 5.1   Nature of Transaction                                                          18

         Section 5.2   Amounts Due Hereunder and Under the Master Lease                               19

         Section 5.3   Allocation of Payment Obligations; Payment to Agent                            20

ARTICLE VI   CONDITIONS PRECEDENT TO FUNDING DATES                                                    21

         Section 6.1   Conditions Precedent to the Initial Funding Date                               21

                 (a)   Funding Notice                                                                 21

                 (b)   Operative Documents to be Delivered on the Initial Funding Date                21

                 (c)   Precautionary Deed of Trust                                                    22

                 (d)   Deed of Trust                                                                  22

                 (e)   Opinion of Counsel to Lessee and Guarantor                                     22

                 (f)   Initial Appraisal                                                              22

                 (g)   Environmental Audit                                                            23

                 (h)   Conveyance Instruments                                                         23

                 (i)   The Lessee's Responsible Officer's Certificate                                 23

                 (j)   Guarantor's Responsible Officer's Certificate                                  23

                 (k)   UCC Financing Statements                                                       23

                 (l)   Recordation of Conveyance Instruments and Financing Statements                 23

                 (m)   Property Survey                                                                24

                 (n)   Title Policies                                                                 24

                 (o)   Evidence of Property Insurance                                                 24

                 (p)   Governmental Approvals                                                         24

                 (q)   Requirements of Law                                                            24

                 (r)   No Event of Default                                                            24

                                TABLE OF CONTENTS
                                   (continued)

                 (s)   Administration Agreement                                                       25

                 (t)   Representation and Warranties                                                  25

                 (u)   Litigation                                                                     25

                 (v)   Available Commitments; Maximum Amount of Notes and Equity
                       Investment                                                                     25

                 (w)   Taxes                                                                          25

                 (x)   No Material Adverse Effect.                                                    25

                 (y)   Fees.                                                                          25

                 (z)   Opinion of Counsel to the Lessor and the New Partners                          25

                 (aa)  The Lessor's Responsible Officer's Certificate                                 26

                 (bb)  The New Partners' Responsible Officer's Certificates                           26

                 (cc)  Other Documents                                                                26

         Section 6.2   Conditions Precedent to all Accretion Funding Dates                            26

                 (a)   Representations and Warranties                                                 26

                 (b)   No Event of Default.                                                           27

                 (c)   Operative Documents                                                            27

         Section 6.3   Closing                                                                        27

ARTICLE VII  REPRESENTATIONS                                                                          27

         Section 7.1   Representations and Warranties of the Lessee and the Guarantor                 27

                 (a)   Corporate Authority                                                            27

                 (b)   Litigation, etc.                                                               28

                 (c)   Burdensome Obligations; Compliance with Other Instruments,
                       Laws; No Defaults; Permits                                                     28

                 (d)   Government Regulation                                                          29

                 (e)   Margin Regulations                                                             29

                 (f)   Certain Tax Matters                                                            30

                 (g)   Liens                                                                          30

                 (h)   Financial Matters                                                              30

                 (i)   Changes, etc                                                                   31

                 (j)   Employee Benefit Plans                                                         31

                 (k)   Insurance                                                                      32

                 (l)   Labor Matters                                                                  32

                                TABLE OF CONTENTS
                                   (continued)

                 (m)   Environmental Protection                                                     32

                 (n)   Copyrights, Patents and Trademarks                                           33

                 (o)   Title                                                                        33

                 (p)   Full Disclosure; Pro Forma Effect of Overall Transaction                     33

                 (q)   Seniority                                                                    33

                 (r)   Compliance of Property with Requirements of Law                              34

                 (s)   Plans and Specifications, Utilities, etc.                                    34

                 (t)   No Adverse Proceedings                                                       34

                 (u)   Master Lease                                                                 34

                 (v)   Conveyance Instruments                                                       34

                 (w)   Private Offering                                                             34

         Section 7.2   Representations and Warranties of the Guarantor and the Lessee as
                       of each Funding Date after the Initial Funding Date                          35

                 (a)   Representations and Warranties                                               35

                 (b)   Liens                                                                        35

                 (c)   Absence of Default, Etc.                                                     35

         Section 7.3   Representations and Warranties of the Note Purchaser                         35

                 (a)   ERISA                                                                        35

                 (b)   Corporate Existence                                                          35

                 (c)   Corporate and Governmental Authorization; No Contravention                   35

                 (d)   No Lessor Liens                                                              35

                 (e)   Validity                                                                     35

                 (f)   Private Offering                                                             36

         Section 7.4   Representations and Warranties of the New Partners                           36

                 (a)   ERISA                                                                        36

                 (b)   Corporate and Governmental Authorization; No Contravention                   36

                 (c)   Validity                                                                     36

                 (d)   Litigation                                                                   36

                 (e)   Private Offering                                                             37

         Section 7.5   Representations and Warranties of the Lessor                                 37

                 (a)   Jurisdiction of Organization, Chief Executive Office, Etc.                   37

                 (b)   Corporate Existence                                                          37

                                TABLE OF CONTENTS
                                   (continued)

                 (c)      Corporate and Governmental Authorization; No Contravention                     37

                 (d)      No Lessor Liens                                                                37

                 (e)      Validity                                                                       37

                 (f)      Litigation                                                                     38

                 (g)      Private Offering                                                               38

                 (h)      Certain Tax Matters                                                            38

         Section 7.6      Representations and Warranties of each Tranche B Bank and each
                          Liquidity Bank                                                                 39

                 (a)      Existence                                                                      39

                 (b)      Authorization; Validity                                                        39

                 (c)      Private Offering                                                               39

ARTICLE VIII  COVENANTS                                                                                  39

     Section 8.1          Affirmative Covenants of Guarantor and Lessee                                  39

                 (a)      Conduct of Business                                                            39

                 (b)      Insurance                                                                      40

                 (c)      Records and Accounts                                                           40

                 (d)      Reports                                                                        40

                 (e)      Right to Inspect Premises and Records                                          42

                 (f)      Payment of Liabilities                                                         43

                 (g)      Payment of Charges and Indebtedness                                            43

                 (h)      Material Change in Business                                                    43

                 (i)      Compliance with Securities Laws                                                43

                 (j)      Application of Proceeds                                                        43

                 (k)      Environmental Protection                                                       44

                 (l)      Ownership of the Lessee                                                        44

                 (m)      Notice of Change in Name, Identity or Address                                  44

                 (n)      Further Assurances                                                             44

                 (o)      No Disposition of the Property                                                 45

                 (p)      Defense of Title                                                               45

     Section 8.2          Negative Covenants                                                             45

                 (a)      Limitations on Indebtedness                                                    45

                 (b)      Limitation on Liens, Etc                                                       45

                                TABLE OF CONTENTS
                                   (continued)

                 (c)   Asset Dispositions                                                                45

                 (d)   Mergers, Acquisitions, Etc                                                        46

                 (e)   Investments.                                                                      46

                 (f)   Dividends, Redemptions, Etc                                                       47

                 (g)   Employee Benefit Plans                                                            47

                 (h)   Prohibited Uses of Proceeds                                                       48

                 (i)   Transactions with Affiliates                                                      48

                 (j)   Additional Activities Prohibited                                                  48

     Section 8.3       Financial Covenants                                                               48

                 (a)   Consolidated Net Worth                                                            48

                 (b)   Fixed Charge Coverage Ratio.                                                      49

                 (c)   Total Consolidated Debt to Total Consolidated Capital.                            49

                 (d)   Quick Ratio.                                                                      49

ARTICLE IX   COVENANTS OF THE LESSOR, THE NEW PARTNERS, THE
             NOTE PURCHASER, THE TRANCH B BANKS AND THE
             LIQUIDITY BANKS                                                                             49

         Section 9.1    General Covenants of the New Partners, the Lessor and the Note
                        Purchaser                                                                        49

         Section 9.2    Specific Covenants of the Lessor                                                 50

         Section 9.3    Specific Covenants of the New Partners                                           50

         Section 9.4    Specific Covenant of the Note Purchaser                                          51

         Section 9.5    Other Covenants of the Lessor Parties                                            51

         Section 9.6    Notices Under the Note Purchase Agreement and the Liquidity
                        Documentation                                                                    52

ARTICLE X    PAYMENT OF CERTAIN EXPENSES; OPTIONAL APPRAISALS                                            52

         Section 10.1   Transaction Expenses                                                             52

         Section 10.2   Stamp Taxes                                                                      52

         Section 10.3   Note Purchase Agreement and Related Obligations                                  52

         Section 10.4   Optional Appraisals                                                              52

ARTICLE XI   APPLICATION OF PAYMENTS                                                                     53

         Section 11.1   Consenting Parties; Voting Rights of Lessor Parties in Connection
                        with Direction of the Agent                                                      53

                                TABLE OF CONTENTS
                                   (continued)

         Section 11.2   Application of Payments made by the Lessee and Guarantor
                        Pursuant to the Operative Documents prior to the Occurrence and Continuance of
                        any Event of Default                                                                    53

         Section 11.3   Application of Funds Upon the Occurrence and Continuance of
                        any Event of Default                                                                    54

         Section 11.4   Application of Funds Upon Exercise of the Remarketing Option                            54

         Section 11.5   Casualty or Condemnation Proceeds                                                       55

         Section 11.6   Construction of Local Laws                                                              55

ARTICLE XII   ASSIGNMENTS AND TRANSFERS BY LESSOR, TRANCHE B
              BANKS, LIQUIDITY BANKS AND NOTE PURCHASER                                                         55

         Section 12.1   Acknowledgment of Grant of Security Interest to the Agent;
                        Assignments                                                                             55

         Section 12.2   Assignments by Note Purchaser, etc                                                      56

         Section 12.3   Participations and Sub-Participations                                                   57

         Section 12.4   Disclosure of Information                                                               57

         Section 12.5   Limitation on Assignment                                                                57

ARTICLE XIII  INDEMNIFICATION                                                                                   57

         Section 13.1   General Indemnification:                                                                57

         Section 13.2   Environmental Indemnity                                                                 60

         Section 13.3   Proceedings in Respect of Claims                                                        61

         Section 13.4   General Tax Indemnity                                                                   62

                  (a)   Indemnification                                                                         62

                  (b)   Contests                                                                                62

                  (c)   Reimbursement                                                                           65

                  (d)   Payments                                                                                66

                  (e)   Reports                                                                                 66

                  (f)   Verification                                                                            66

                  (g)   Tax Ownership                                                                           67

                  (h)   Structural Impositions and Prior Impositions                                            68

                  (i)   Lessor as Indemnitee                                                                    68

         Section 13.5   Indemnity Payments in Addition to Master Lease Obligations                              68

ARTICLE XIV AGENT; PLEDGED PROPERTY                                                                             69

         Section 14.1   Appointment and Duties of the Agent                                                     69

                                TABLE OF CONTENTS
                                   (continued)

         Section 14.2  Rights of the Agent                                                        69

         Section 14.3  Lack of Reliance on the Agent                                              71

         Section 14.4  Resignation of the Agent                                                   71

         Section 14.5  Successor Agent by Merger                                                  71

         Section 14.6  Eligibility of the Agent                                                   72

         Section 14.7  Collection of Payments                                                     72

         Section 14.8  Pledged Property                                                           72

ARTICLE XV   MISCELLANEOUS                                                                        73

         Section 15.1  Survival of Agreements                                                     73

         Section 15.2  No Broker, etc.                                                            73

         Section 15.3  Notices                                                                    73

         Section 15.4  Counterparts                                                               74

         Section 15.5  Amendments                                                                 74

         Section 15.6  Headings, etc.                                                             75

         Section 15.7  Parties in Interest                                                        75

         Section 15.8  Governing Law                                                              75

         Section 15.9  Severability                                                               75

         Section 15.10 Liability Limited                                                          76

         Section 15.11 Further Assurances                                                         76

         Section 15.12 Submission to Jurisdiction.                                                76

         Section 15.13 Waiver of Jury Trial                                                       76

         Section 15.14 No Bankruptcy Petition Against the Note Purchaser                          77

         Section 15.15 Limited Recourse to the New Partners, the Note Purchaser and the
                       Lessor                                                                     77

         Section 15.16 Confidentiality.                                                           78

         Section 15.17 Renewal of Commitment under the Liquidity Agreement.                       78

         Section 15.18 Tax Representation; Tax Forms                                              78

ARTICLE XVI  RELATIONSHIP BETWEEN MASTER LEASE AND OTHER
             OPERATIVE DOCUMENTS                                                                  79

         Section 16.1  Conflicts with Master Lease in General                                     79

         Section 16.2  Specific Provisions of the Master Lease                                    79

                             PARTICIPATION AGREEMENT

THIS PARTICIPATION AGREEMENT (as amended, restated or otherwise modified and in effect from time to time, this "Participation Agreement"), dated as of July 16,2001, is entered into by and among ELECTRONIC ARTS REDWOOD, INC., a Delaware corporation, as the lessee (in such capacity, together with its permitted successors and assigns, the "Lessee"); ELECTRONIC ARTS, INC., a Delaware corporation, as the guarantor (in such capacity, together with its permitted successors and assigns, the "Guarantor"); FLATIRONS FUNDING, LIMITED PARTNERSHIP, a Delaware limited partnership, as the lessor (in such capacity, together with its permitted successors and assigns, the "Lessor"); SELCO SERVICE CORPORATION, an Ohio corporation doing business in California as Ohio SELCO Service Corporation, and SELCO REDWOOD, LLC, a Delaware limited liability company, as the new partners of the Lessor (in such capacity, together with their permitted successors and assigns, the "New Partners"); VICTORY RECEIVABLES CORPORATION, a Delaware corporation, as the note purchaser (in such capacity, together with its permitted successors and assigns, the `Note Purchaser"); THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH, as the agent for the Note Purchaser and the administrative agent for the Liquidity Banks (in such capacities, together with its permitted successors and assigns, the "Conduit Agent"); the financial institutions (including, without limitation, those certain financial institutions denoted as "Liquidity Banks" appearing on the signature pages hereof) which are parties to this Participation Agreement and the Liquidity Documentation from time to time (such financial institutions to be referred to collectively as the "Liquidity Banks"); the financial institutions (including, without limitation, those certain financial institutions denoted as "Tranche B Banks" appearing on the signature pages hereof) which are parties to this Participation Agreement from time to time (such financial institutions to be referred to collectively as the "Tranche B Banks"); and KEYBANK NATIONAL ASSOCIATION, as the agent for the Lessor, the Note Purchaser, the Conduit Agent, the Liquidity Banks and the Tranche B Banks (in such capacity, together with its permitted successors and assigns, the "Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in Appendix A.

                                   WITNESSETH:

WHEREAS, the Lessee, the Guarantor, the Lessor, the New Partners, the Note Purchaser, the Conduit Agent, the Liquidity Banks, the Tranche B Banks and the Agent have entered into this Participation Agreement for the purpose of setting forth the terms and conditions pursuant to which the Lessor would continue to provide a lease facility to the Lessee; and

WHEREAS, in order for the Lessor to continue to provide such lease facility to the Lessee upon the terms and subject to the conditions set forth herein and in the other Operative Documents, (a) the New Partners shall first acquire the entire ownership interest in the Lessor from the Existing Partners pursuant to the Partnership Interests Purchase Agreement with a combination of their own funds through the funding by the New Partners of the Equity Investment and, as necessary, funds advanced by the Note Purchaser to the New Partners under one or more Notes issued by the Lessor on behalf of the New Partners to the Note Purchaser on the Initial Funding Date pursuant to the Note Purchase Agreement and funds advanced by the Tranche B Banks pursuant to this Participation Agreement (which Note and Tranche B Loan funds, if any, shall be disbursed concurrently to the New Partners as a partnership distribution), (b) the Lessor shall refinance all existing Indebtedness owed by the Lessor to the Existing Lenders pursuant to the Existing Credit Agreement by issuing one or more Notes to the Note Purchaser on the Initial Funding Date pursuant to the Note Purchase Agreement and borrowing funds in the form of a Tranche B Loan from the Tranche B Banks pursuant to this Participation Agreement, and using the proceeds of such Notes and Tranche B Loan to repay such existing Indebtedness, (c) the Lessor shall continue to lease the Property (consisting of the land described in Exhibit A (as more fully defined in Appendix A, the "Land") and the ln1provements thereon) owned by the Lessor to the Lessee pursuant to the terms and conditions of the Master Lease (as amended by Amendment No.2 dated as of the date hereof), and (d) the Lessor shall reaffirm its grant to the Lessee of the Lessee's right to purchase such Property upon the terms and conditions set forth in the Master Lease; and

WHEREAS, the Lessor and certain of the other Lessor Parties will have certain rights and remedies under the Master Lease, including, without limitation, the right to receive payments of Rent thereunder; and

WHEREAS, in order to finance the funds to be advanced under the Notes by the Note Purchaser pursuant to the Note Purchase Agreement, the Note Purchaser, pursuant to the Liquidity Documentation, may from time to time request Loans from the Liquidity Banks or sell Percentage Interests in the obligations evidenced by the Notes to the Liquidity Banks; and

WHEREAS, to secure the obligations of the Lessee to the Lessor under the Operative Documents, the Lessee has, under each of the Master Lease, the Precautionary Deed of Trust and the Precautionary Financing Statements, granted a security interest in and Lien on all of its right and interest in and to the Property covered by the Master Lease; and

WHEREAS, to secure the obligations of the Lessor pursuant to the Operative Documents, the Lessor has, pursuant to the Deed of Trust, granted a security interest in and a Lien on all of its right and interest in and to the Property and the Master Lease and has assigned all of its right and interest in and to the Precautionary Deed of Trust and the Precautionary Financing Statements to the Agent; and

WHEREAS, the Guarantor has agreed to guarantee the Obligations of the Lessee inasmuch as the Guarantor will derive substantial direct and indirect benefits from the continued leasing of the Property by the Lessor to the Lessee.

NOW, THEREFORE, in consideration of the mutual agreements contained in this Participation Agreement and the other Operative Documents and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                           DEFINITIONS; INTERPRETATION

Section 1.1 Definitions: Interpretation Unless the context shall otherwise require, capitalized terms used and not defined herein and in the other Operative Documents shall have the meanings assigned thereto in Appendix A hereto for all purposes hereof, and the rules of interpretation set forth in Appendix A hereto shall apply to this Participation Agreement and the other Operative Documents.

                                   ARTICLE II

                        DOCUMENTATION DATE; FUNDING DATES

Section 2.1 Documentation Date. The Documentation Date (the "Documentation Date") shall occur on the earliest date on which the following conditions precedent shall have been satisfied or waived:

(a) Participation Agreement. This Participation Agreement shall have been duly authorized, executed and delivered by the parties hereto.

(b) Partnership Interests Purchase Agreement. The Partnership Interests Purchase Agreement shall have been duly authorized, executed and delivered by the parties thereto.

(c) Master Termination Agreements. The Master Termination Agreements shall have been duly authorized, executed and delivered by the parties thereto.

(d) Note Purchase Agreement. The Note Purchase Agreement shall have been duly authorized, executed and delivered by the parties thereto.

(e) Liquidity Documentation. All Liquidity Documentation shall have been duly authorized, executed and delivered by the parties thereto.

(f) The Lessee's Resolutions and Incumbency Certificate, etc. The Lessee shall have delivered to the Lessor Parties (i) a certificate of its Secretary or an Assistant Secretary attaching and certifying as to (A) the resolutions of its Board of Directors duly authorizing the execution, delivery and performance by it of the Operative Documents to which it is a party, (B) its certificate of incorporation and by-laws, and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party; and (ii) a certificate of good standing with respect to it issued by the Secretary of State of the state of its incorporation and for the jurisdiction in which the Property is located, no earlier than fifteen (15) days prior to the Documentation Date.

(g) The Guarantor's Resolutions and Incumbency Certificate, etc. The Guarantor shall have delivered to the Lessor Parties (i) a certificate of its Secretary or an Assistant Secretary attaching and certifying as to (A) the resolutions of its Board of Directors duly authorizing the execution, delivery and performance by it of the Operative Documents to which it is a party, (B) its certificate of incorporation and by-laws, and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party; and (ii) a certificate of good standing with respect to it issued by the Secretary of State of the state of its incorporation and for the jurisdiction in which the Property is located no earlier than fifteen (15) days prior to the Documentation Date.

(h) Resolutions and Incumbency Certificate, etc on behalf of the Lessor. The general partner of the Lessor shall have delivered to the other Lessor Parties a certificate of the Secretary or an Assistant Secretary attaching and certifying as to (i) the resolutions of the Board of Directors of the general partner duly authorizing the execution, delivery and performance by the Lessor of the Operative Documents to which it is a party, (ii) the Lessor's certificate of limited partnership and currently effective Limited Partnership Agreement, and
(iii) the incumbency and signature of persons authorized to execute and deliver on behalf of the Lessor the Operative Documents to which the Lessor is a party, no earlier than fifteen (15) days prior to the Documentation Date.

(i) The New Partners' Resolutions and Incumbency Certificate, etc. Each New Partner shall have delivered to the other Lessor Parties (as applicable) (i) a certificate of its Secretary or an Assistant Secretary attaching and certifying as to (A) the resolutions of its Board of Directors or Members duly authorizing the execution, delivery and performance by it (on behalf of itself and/or the Lessor) of the Operative Documents to which it and/or the Lessor is a party, (B) its certificate of incorporation and by-laws or operating agreement (as applicable), and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf and/or the Lessor the Operative Documents to which it and/or the Lessor is a party; and (ii) if available, a certificate of good standing with respect to it issued by the Secretary of State of the state of its organization, no earlier than fifteen (15) days prior to the Documentation Date.

Section 2.2 Funding Dates.

(a) The dates on which the funds are to be advanced under the Notes (and, with respect to the Initial Funding Date, the funding of the Equity Investment and the funding of the Tranche B Loan shall be made) shall be referred to herein and in other Operative Documents as the "Funding Dates" and each, a "Funding Date".

(b) The Funding Date with respect to the financing of the acquisition of the Partnership Interests and the refinancing of outstanding Indebtedness under the Existing Credit Agreement (the "Initial Funding Date") shall be July 16, 2001 (or such other Business Day selected by the New Partners with the consent of the Lessee which in no event shall be earlier than the first Business Day after the Documentation Date) subject to the satisfaction (or waiver by the appropriate Lessor Parties) of the conditions set forth in Section 6.1 herein.

(c) Subject to Section 3.5(b) below, each Funding Date with respect to the funding of the Accreted Amounts (as defined in Section 3. 1 (a)(ii) below) (each, an "Accretion Funding Date") shall occur on each Basic Rent Payment Date during the Lease Term, subject to the satisfaction (or waiver by the appropriate Lessor Parties) of the conditions set forth in Section 6.2 herein.

                                   ARTICLE III

       ISSUANCE OF NOTES, FUNDING OF THE TRANCHE B LOAN AND FUNDING OF THE EQUITY INVESTMENT; PURCHASES OF NOTES; APPLICATION OF PROCEEDS OF
               NOTES, THE TRANCHE B LOAN AND THE EQUITY INVESTMENT

Section 3.1 Commitment of the Lessor to Issue Notes.

(a) Subject to the terms and conditions hereof, and pursuant to the relevant provisions of the Note Purchase Agreement:

(i) on the Initial Funding Date, the Lessor shall issue one or more Notes which after application of the Security Deposit set forth in Section 3.1(c) below, shall be in an aggregate principal amount of $96,737,192.60, the proceeds of which (together with the proceeds of the Equity Investment and the Tranche B
Loan) shall be used by the New Partners to purchase the Partnership Interests from the Existing Partners pursuant to the Partnership Interests Purchase Agreement and to refinancing the outstanding Indebtedness under the Existing Credit Agreement. Upon the payment by the Note Purchaser of the initial purchase price of the Notes in accordance with Section 3.5(d) hereof, such payment obligation of the Note Purchaser for such initial Notes shall be deemed to have been satisfied in full.

(ii) Subject to Section 3.1(b) hereof, on each Accretion Funding Date, and provided that the Lessee shall have paid to the Lessor the Security Deposit as provided in Section 3.1(c) hereof, the Note Purchaser shall advance funds to the Lessor under the Notes in an aggregate principal amount equal to $386,463.46 (each such amount, the "Accreted Amount"). If, as of any Accretion Funding Date, the Aggregate Note Purchase Commitment is insufficient to support such Accreted Amount, the Lessee shall make a non-recourse loan to the Agent (a "Lessee Loan") in a principal amount equal to the amount by which the Aggregate Note Purchase Commitment is insufficient to pay the Accreted Amount then due and payable, whereupon the non-supported Accreted Amount to be paid on such date shall be paid instead from the proceeds of the Lessee Loan. The Agent and the Lessee shall agree upon the rate of interest and the maturity date of each Lessee Loan at the time each such Lessee Loan is made.

(b) The maximum aggregate principal amount outstanding under the Notes at any time shall not exceed $105,318,627.45 (such amount, the "Aggregate Note Purchase Commitment"); provided, however, in the event that additional allocated portions of the "Commitments" (as defined in the Liquidity Agreement) of the Liquidity Banks are obtained from time to time in accordance with Section 3.7 hereof, the Aggregate Note Purchase Commitment shall increase to an amount calculated by dividing the then aggregate Liquidity Bank "Commitments" by 1.02 (one and two one-hundredths); and, provided, further, that in no event shall the Aggregate Note Purchase Commitment exceed $119,925,000. In the event that any such increase in the Liquidity Bank "Commitments" are effected by the inclusion of an additional Liquidity Bank, each such additional Liquidity Bank must be an "Eligible Assignee" under, and comply with the provisions with respect to assignee "Banks" and "Purchasers" in, both the Liquidity Agreement and the Asset Purchase Agreement, respectively. Whether or not any such increase in the Liquidity Bank "Commitments" are effected by an increase in the allocated portion of the "Commitments" of existing Liquidity Banks, appropriate amendments to the schedules to the Liquidity Documentation to reflect the changed percentages of the Liquidity Banks shall be agreed to by the Liquidity Banks as one of the conditions to the increase. For accounting purposes, all funds advanced to the Lessor under the Notes pursuant to the Note Purchase Agreement shall constitute debt.

(c) On the Initial Funding Date, the Lessee shall make a payment to the Lessor in an amount of $23,187,807.40 (such amount, the "Security Deposit"), the proceeds of which shall be used by the Lessor to retire a portion of the outstanding balance of the Notes (in the aggregate principal amount of such Security Deposit so paid). Upon payment of the Security Deposit by the Lessee pursuant to this Section 3.1 (c), the Agent, on behalf of the Lessor shall apply the proceeds of the Security Deposit to repay funds advanced under the Notes in an aggregate principal amount equal to the amount of the Security Deposit so paid and, thereafter, such repaid funds shall no longer be outstanding for any purpose, including the calculation of the Note Interest Amount under Section 4.2(a) hereof. After such repayment, however, the aggregate principal amount outstanding under the Notes will be increased on each Accretion Funding Date to reflect the funds advanced to the Lessor under the Notes on such Funding Date for the Accreted Amount.

Section 3.2 Commitment to Make Note Purchases. Subject to the terms and conditions hereof and the terms and conditions of the Note Purchase Agreement, the Note Purchaser shall purchase the Note or Notes issued on the Initial Funding Date and on each Accretion Funding Date and shall advance funds under the Notes as provided for herein. Notwithstanding the foregoing, the Note Purchaser shall not be required to purchase the Notes to be issued on the Initial Funding Date or to advance funds to be advanced to or for the benefit of the New Partners under such Notes on the Initial Funding Date unless the New Partners simultaneously fund the Equity Investment to be made on the Initial Funding Date and the Tranche B Banks simultaneously advance the Tranche B Loan to be advanced on the Initial Funding Date.

Section 3.3 Commitment of the Tranche B Banks to Fund the Tranche B Loan. Subject to the terms and conditions hereof, including, without limitation, the delivery of the Funding Notice, on the Initial Funding Date, the Tranche B Banks shall fund the entire Tranche B Loan in the amount of $20,000,000.00 (such amount, the "Aggregate Tranche B Commitment"). For accounting purposes, the Tranche B Loan made by the Tranche B Banks hereunder shall constitute debt. The proceeds of the Tranche B Loan (together with the proceeds of the Equity Investment and the Notes) shall be used by the New Partners to purchase the Partnership Interests from the Existing Partners pursuant to the Partnership Interests Purchase Agreement and to refinancing the outstanding Indebtedness under the Existing Credit Agreement. Notwithstanding the foregoing, the Tranche B Banks shall not be required to advance the Tranche B Loan on the Initial Funding Date unless the New Partners simultaneously fund the Equity Investment to be made on the Initial Funding Date and the Note Purchaser simultaneously purchases the Notes to be issued by the Lessor on the Initial Funding Date and advances the funds to be advanced under such Notes on the Initial Funding Date.

Section 3.4 Commitment of the New Partners to Fund the Equity Investment. Subject to the terms and conditions hereof, including, without limitation, the delivery of the Funding

Notice, on the Initial Funding Date, the New Partners shall fund the entire Equity Investment in the amount of $5,075,000 (such amount, the "Aggregate Equity Investment Commitment"). The proceeds of the Equity Investment shall be used by the New Partners to purchase the Partnership Interests from the Existing Partners. For accounting purposes, the Equity Investment made by the Lessor hereunder shall constitute equity. Notwithstanding the foregoing, the New Partners shall not be required to fund the Equity Investment on the Initial Funding Date unless the Note Purchaser simultaneously purchases the Notes to be issued by the Lessor on the Initial Funding Date and advances the funds to be advanced under such Notes on the Initial Funding Date and the Tranche B Banks simultaneously advance the Tranche B Loan to be advanced on the Initial Funding Date;

Section 3.5 Notice Procedures with respect to the Funding of Advances under the Notes. the Tranche B Loan and the Equity Investment.

(a) With respect to the purchase of the Notes, the funding of the advances to be made under such Notes, the funding of the Tranche B Loan, and the funding of the Equity Investment, the Lessee shall give the Agent, for the benefit of the New Partners, the Lessor, the Tranche B Banks and the Note Purchaser (as applicable), prior written notice delivered not later than 7:30 a.m., New York time, one Business Day prior to the proposed Funding Date specifying: (i) the proposed Funding Date, (ii) the principal amount to be advanced on such Funding Date under the Notes, (iii) with respect to the Initial Funding Date, the principal amount to be advanced in the form of the Tranche B Loan on such Funding Date, (iv) with respect to the Initial Funding Date, the amount of the Equity Investment to be funded on such Funding Date and (v) to the extent the proceeds are not used by the New Partners to acquire the Partnership Interests or to refinancing the outstanding Indebtedness under the Existing Credit Agreement, the application of the proceeds of such funds advanced under the Notes, the Tranche B Loan and the Equity Investment towards payment of the Transaction Expenses. The Funding Notice shall be in the form of Exhibit B.

(b) With respect to the funds to be advanced under the Notes on each Accretion Funding Date, provided that the Lessee shall have paid the Security Deposit pursuant to Section 3.1(c) hereof, such funds shall be in the amount set forth in Section 3. 1 (a)(ii) hereof and shall be used to increase the Outstanding Lease Balance such that the Outstanding Lease Balance at the Maturity Date shall be equal to the appraised value of the Property on the Initial Funding Date as set forth in the Initial Appraisal. Unless the Lessee provides the Lessor and the Note Purchaser with ten (10) Business Day's prior written notice to the contrary, the Lessee shall be deemed to have requested the funds to be advanced on each Accretion Funding Date.

(c) Upon satisfaction or waiver of the conditions precedent to each advance under the Notes, and with respect to the Initial Funding Date, the funding of the Equity Investment and the Tranche B Loan, set forth in Article VI hereof, the Note Purchaser shall advance such funds under the Notes, the Tranche B Banks shall advance the Tranche B Loan and the New Partners shall fund the Equity Investment, in each case in accordance with the allocation provisions set forth above.

(d) All remittances made by the Note Purchaser, the Tranche B Banks and the New Partners on the Initial Funding Date shall be made on such Initial Funding Date in immediately available federal funds by wire transfer to the accounts specified in the Funding Notice and in Schedule 1 hereof. All remittances received by the Conduit Agent from funds advanced under the Notes in the principal amount of the Accreted Amount on each Accretion Funding Date shall be applied to the account of the Note Purchaser for a partial or total offset (in the amount of such remittance) of the Note Interest Amount due on such date. To the extent, if any, that the Accreted Amount on such Accretion Funding Date exceeds the Note Interest Amount due on such date, such excess shall be paid (i) to the Lessee provided no Default or Event of Default has occurred and is continuing, and (ii) upon the occurrence and continuance of any Default or Event of Default, as set forth in Section 11.3(c) hereof.

(e) The Funding Notice and each advance of funds made on each Accretion Funding Date shall be irrevocable and binding on the Lessee and the Lessee shall indemnify the Note Purchaser (and each of the Liquidity Banks, if applicable) and, with respect to the Initial Funding Date, the Lessor and each of the Tranche B Banks, against any actual loss or expense incurred by the Note Purchaser (or any Liquidity Bank, if applicable), the Tranche B Banks, the New Partners and/or the Lessor, as a result of the Notes not being issued and/or funds not being advanced thereunder, the Tranche B Loan not being funded in accordance therewith, and the Equity Investment not being funded in accordance therewith (other than as a result of a breach of this Participation Agreement by the Note Purchaser, any Liquidity Bank, any Tranche B Bank, the New Partners and/or the Lessor, as applicable; provided however that any such breach shall not limit or adversely affect the indemnification hereunder of any non-breaching party) including any actual loss or expense incurred by the Note Purchaser, the Liquidity Banks, the Tranche B Banks, the New Partners and/or the Lessor, as the case may be, by reason of the liquidation or reemployment of funds or the termination of any hedging arrangements acquired or requested by the Note Purchaser, the Liquidity Banks, the Tranche B Banks, the New Partners and/or the Lessor, to fund the purchase of such Notes and the funds to be advanced thereunder, the Tranche B Loan and the Equity Investment (as applicable).

Section 3.6 Use of Proceeds of Notes. Tranche B Loan and Equity Investment. The proceeds of the funds advanced under the Notes on the Initial Funding Date, the Tranche B Loan funded on the Initial Funding Date and the Equity Investment funded on the Initial Funding Date shall be applied to finance the Acquisition and Refinancing Costs. The proceeds of the funds advanced under the Notes on any Accretion Funding Date shall, in the manner provided in Section 3.5(d) above, be used to repay the then-accreted portion of the Outstanding Lease Balance occurring as a result of the funding by the Lessee of the Security Deposit.

Section 3.7 Commitment of the Liquidity Banks. Subject to the terms and conditions set forth herein and in the other Operative Documents, (a) the Liquidity Banks shall severally, but not jointly, make available Loans (as defined in the Liquidity Agreement) in an aggregate principal amount not to exceed (x) as of the Initial Funding Date, $107,425,000 and (y) at any time during which the allocated portion of the "Commitment" (as defined in the Liquidity Agreement) of one or more existing Liquidity Bank shall have been increased and/or one or additional financial institutions shall have agreed to become a Liquidity Bank in accordance with Section 15.5 hereof, $119,925,000, plus all accrued discount on all related Commercial Paper (as such amount may be adjusted pursuant to the Liquidity Agreement) less the aggregate principal amount of outstanding Percentage Interest purchased by the Liquidity Banks pursuant to the Asset Purchase Agreement, and (b) each of the Liquidity Banks shall, at the times set forth therein, duly perform their respective obligations set forth herein and under the applicable Operative Documents to which such Person is a party.

                                   ARTICLE IV

        CALCULATION OF BASIC RENT AND SUPPLEMENTAL RENT; DETERMINATION OF NOTE RATE; BREAKAGE EXPENSES, INCREASED COSTS, ETC.; TAXES; FEES

Section 4.1 Rent.

(a) Basic Rent shall be equal to the sum of the Note Interest Amount, the Tranche B Interest Amount and the Yield Amount, and shall be payable by Lessee on each Basic Rent Payment Date pursuant to the terms and conditions set forth in the Master Lease.

(b) The Lessee shall pay as Supplemental Rent hereunder the following:

(i) If the Lessee acquires the Lessor's interest in and to the Property pursuant to clauses (iv) through (vi) of Section 14 of the Master Lease or exercises its Purchase Option pursuant to Section 13.1(a) of the Master Lease, then the Lessee will pay, as Supplemental Rent hereunder and under the other Operative Documents, an amount equal to the Outstanding Lease Balance.

(ii) If a third party or parties acquires the Lessor's interest in and to the Property pursuant to Section 12.1 of the Master Lease, then the Lessee shall pay, or cause to be paid, in the case of proceeds received pursuant to Section
12.1 of the Master Lease, as Supplemental Rent, the Gross Sales Proceeds (as determined in accordance with Section 12.1 of the Master Lease).

(iii) If the Remarketing Option is exercised pursuant to Section 12.1 of the Master Lease, then the Lessee shall pay, as Supplemental Rent whether or not a sale of the Property occurs, an amount equal to the Maximum Recourse Amount (if any) (determined in accordance with Section 12.1 of the Master Lease).

(iv) Without duplication of any of the foregoing, whenever any make whole premium, yield maintenance premium or brokerage cost is due on any of the Notes, the Tranche B Loan, any Liquidity Loans or Equity Investment pursuant to Section 4.3, 4.4, 4.5 or 4.6 hereof or any UpFront Fees, Commitment Fees, Renewal Fees, Structuring Fees, Administrative Fees or other fees due to any Lessor Party under the Operative Documents, the Lessee shall pay to the Lessor the same amount hereunder as Supplemental Rent.

(v) Additional Rent (as defined in the Master Lease).

(vi) All other amounts (other than Basic Rent, the amounts set forth in clauses
(i) -(v) above and interest (if any) on the Lessee Loans) due or to become due (or expressed to be due or to become due) from the Lessee under the Master Lease and the other Operative Documents.

The Lessee shall pay to the Lessor or any other Person entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable or, if no date is specified for the payment of any such amount, within five (5) Business Days after written demand of the Lessor or any other Lessor Party to whom such amount is payable.

(c) The Lessor Parties hereby acknowledge that the Notes, the Tranche B Loan, any Liquidity Loans and the Equity Investment may be prepaid with the proceeds of the Supplemental Rent payments due pursuant hereto and pursuant to the Master Lease, with the proceeds of such payments applied in accordance with the provisions of Article XI hereof, subject in any event to compliance with Section
4.3 hereof and to the timely application of such Supplemental Rent pursuant to the relevant provisions of Article XI hereof.

Section 4.2 Calculation of Basic Rent.

(a) The Note Interest Amount portion of Basic Rent with respect to the outstanding principal amount of the Notes shall be computed based upon one of the rates set forth below:

(i) To the extent that the Note Purchaser is funding advances under the Notes by issuance of Commercial Paper, the Note Interest Amount portion of Basic Rent with respect to the amounts outstanding under the Notes shall be computed based upon the CP Rate as in effect from time to time plus fifteen one hundredths of one percent (.15 %); and

(ii) To the extent the Note Purchaser is not funding advances under the Notes by issuance of Commercial Paper or the Notes have been purchased by the Liquidity Banks pursuant to the Liquidity Documentation, the Note Interest Amount portion of Basic Rent with respect to the amounts outstanding under the Notes shall be computed as follows: (A) until such time as a Liquidity Loan based upon a one
(1) month LIBOR rate can be advanced by the Liquidity Banks pursuant to the Liquidity Documents, the Alternate Rate, and (B) thereafter, one of the following two rates as selected by the Note Purchaser (or if the Notes have been purchased by the Liquidity Banks pursuant to the Liquidity Documentation, the Agent) in its reasonable discretion: (x) the one (1) month LIBOR rate as in effect from time to time (adjusted for reserve requirements in effect on the first day of each period for which a payment is due) plus the Applicable Margin; or (y) if the one (1) month LIBOR rate is not available for any reason, the Alternate Rate.

The aggregate amount payable in accordance with this Section 4.2(a) with respect to all Notes as of any Basic Rent Payment Date shall be the "Note Interest Amount" payable as of such date.

(b) The Tranche B Interest Amount portion of Basic Rent with respect to the outstanding principal amount of the Tranche B Loan shall be computed based upon either (i) the one (l) month LIBOR rate as in effect from time to time, adjusted for reserve requirements in effect on the first day of each period for which a payment is due, plus the Applicable Margin or (B) if the one (1) month LIBOR rate is not available or cannot be determined for the reasons set forth in
Section 4.5 herein, the Alternate Rate. The aggregate amount payable in accordance with this Section 4.2(b) with respect to the Equity Investment as of any Basic Rent Payment Date shall be the "Tranche B Interest Amount" payable as of such date.

(c) The Yield Amount portion of Basic Rent payable with respect to the Equity Investment shall be computed based upon either (i) the one (1) month LIBOR rate as in effect from time to time, adjusted for reserve requirements in effect on the first day of each period for which a payment is due, plus two percent (2.00%) or (ii) if the one (1) month LIBOR rate is not available or cannot be determined for the reasons set forth in Section 4.5 herein, the Alternate Rate. Notwithstanding the foregoing, for the period beginning on the Initial Funding Date and ending on the first Basic Rent Payment Date, the Yield Amount portion of Basic Rent payable with respect to the outstanding Equity Investment shall be computed based upon the Alternate Rate or such other rate as agreed upon between the Lessee and the Lessor immediately prior to the Initial Funding Date. The aggregate amount payable in accordance with this Section 4.2(b) with respect to the Equity Investment as of any Basic Rent Payment Date shall be the "Yield Amount" payable as of such date.

(d) All calculations of Basic Rent shall be performed by the Agent based on the information provided to it pursuant to Section 5.3. Such information shall be provided to the Lessee and the Guarantor no later than 5 :00 p.m., New York time, on the third (3rd) Business Day prior to the relevant Basic Rent Payment Date, together with reasonable detail supporting the calculations made. The Guarantor and Lessee shall promptly acknowledge receipt of such calculations in writing to the Agent. Such calculations shall be deemed final in the absence of manifest error. The Guarantor and the Lessee shall be entitled to rely on any calculation of Basic Rent performed by the Agent, and to deal directly with the Agent in connection with the verification of such calculations.

(e) Except with respect to payments made pursuant to Sections 4.3, 4.4, 4.6, 13.1, 13.3 and 13.5, proceeds derived upon exercise of the Remarketing Option (which shall be remitted to the Agent to be distributed as provided in Article XI hereof), to the extent that a payment of Basic Rent or Supplemental Rent is made other than on a Basic Rent Payment Date, upon the request of the Lessee, the proceeds of any such payment (such receipts, "Prepayments") shall be deposited in a special, segregated account which shall be an Eligible Account held in the name of, and under the sole dominion and control of the Agent (the "Prepayment Account").

Funds in the Prepayment Account shall be invested by the Agent, at the direction and for the benefit of the Lessee, in Cash Equivalents maturing no later than the next succeeding Basic Rent Payment Date. The Agent is hereby authorized, in making or disposing of any investment permitted by this Section, to deal with itself (in its individual capacity) or with anyone or more of its Affiliates, whether it or such Affiliate is acting as an agent of the Agent or for any third person or dealing as a principal for its own account; provided, however, that all such dealings between the Agent and anyone or more of its Affiliates shall be conducted on an arm's-length, commercially reasonable basis.

The Lessee may, at its discretion, provide written instructions to the Agent as to timing and application of moneys in the Prepayment Account, so long as any money so withdrawn shall be used for the payment of Rent. Absent any written instruction from the Lessee to the Agent or if a Default or an Event of Default shall have occurred and be continuing, the Agent shall withdraw money from the Prepayment Account and apply such amount to the payment of Basic Rent and Supplemental Rent as such Rent becomes due, but only to the extent that such Rent would otherwise, in the ordinary course under the Operative Documents, be paid by the Lessee to the Agent for application and allocation in accordance with the Operative Documents. The Agent acknowledges and agrees that the Lessee and the Guarantor shall be entitled to assume, and rely on such assumption, that the Agent will properly apply and allocate any amount withdrawn from the Prepayment Account pursuant to the Lessee's written instructions (if any, and absent any Default or Event of Default) and the procedures and allocations under the Operative Documents. Any amount remaining in the Prepayment Account upon the Financing Termination Date or the Maturity Date (as applicable) and the full satisfaction of the Obligations under the Operative Documents shall be promptly withdrawn from the Prepayment Account and returned to the Lessee.

Section 4.3 Breakage Expenses: Yield Maintenance Premium.

(a) If, with respect to the amounts outstanding under the Notes, the Tranche B Loan or the outstanding portion of the Equity Investment, (i) interest or principal is repaid or prepaid (including as a result of acceleration) in each case (A) subject to Section 4.2( e) above, on a date other than a Basic Rent Payment Date applicable thereto (including, without limitation, the Maturity
Date) or (B) in an amount other than the amount currently due, or (ii) Lessee shall cancel or otherwise fail to consummate any funding requested under a Funding Notice which has been delivered to the Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise) or shall fail to make any prepayment after notice has been given to the Agent, then the Lessee shall hold such Lessor Parties harmless from, and pay as Supplemental Rent to the Agent for the benefit of such Lessor Parties, as their respective interests may appear, within five (5) Business Days following demand therefor (which demand shall be accompanied by one or more certificates contemplated by Section 4.3( c) below), all actual costs and losses incurred by such Lessor Parties as a result of such payment, cancellation or failure.

(b) Without duplication of the foregoing, and subject to Section 4.2(e) above, in the event that any Lessor Party shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such party or the termination of any hedging arrangements) to make, continue or maintain any portion of the principal amount of its investment as the result of a breach by the Lessee or the Guarantor under the Operative Documents, such Lessor Party shall deliver a notice accompanied by a certificate as contemplated by Section 4.3( c) below, regarding such loss or expenses. The Lessee shall, within thirty (30) days of receipt of such notice, pay directly to the Agent for the benefit of such Lessor Party as Supplemental Rent, an amount, reasonably determined to be equal to the excess, if any, of (A) the amount such Lessor Party would have received if its investment had been made or continued based on the interest rate borne by the relevant instrument over
(B) the amount realized by such party from re-employing the funds.

(c) A certificate (describing in reasonable detail the calculation of the yield maintenance or other amount, as applicable, to be paid under this Section 4.3) submitted by the applicable Lessor Party to the Lessee (with a copy to the Agent) shall, absent demonstrable error, be final and conclusive.

Section 4.4 Increased Costs. etc. If after the date hereof any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) (i) shall subject any Lessor Party to, or increase the net amount of, any tax, levy, impost, duty, charge, fee, deduction or withholding with respect to any Note, the Tranche B Loan, any Liquidity Loan or the Equity Investment (or any portion thereof), or the funding of (or agreement to provide funding for) such Notes, Tranche B Loan, Liquidity Loans or the Equity Investment, or shall change the basis of taxation of payments to the Lessor Parties or any other fees or amounts payable under the Operative Documents or in connection with the Overall Transaction (excluding (x) with respect to the New Partners and, except to the extent any of the Lessor's rights under this Section 4.4 shall inure to the benefit of the Note Purchaser (and its successors and assigns) pursuant to Section 13.4(i) of this Participation Agreement, the Lessor, any Taxes or other items specifically excluded from the definition of Impositions, and (y) with respect to any Lessor Party other than the New Partners and, except to the extent any of the Lessor's rights under this Section 4.4 shall inure to the benefit of the Note Purchaser (and its successors and assigns) pursuant to Section 13.4(i) of this Participation Agreement, the Lessor, any Taxes (A) attributable to changes in the rate of general corporate, franchise, net income or other income tax imposed on such Lessor Party by the jurisdiction in which such Lessor Party either maintains its applicable lending office or is otherwise subject to tax other than as a result of the transactions contemplated by the Operative Documents or in connection with the Overall Transaction or (B) that would not have been imposed but for the failure of such Lessor Party to comply with any certification, information, documentation or other reporting requirement; provided that the exclusions described in clauses (x) and (y) above shall not include Structural Impositions or Prior Impositions), (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, such Lessor Party that would affect the amount of capital required or reasonably expected to be maintained by such Lessor Party or any Person directly or indirectly controlling such parties, and such Lessor Party reasonably and in good faith determines that the rate of return on its or such controlling Person's capital as a consequence of its obligations under or in respect of the Operative Documents or in connection with the Overall Transaction is reduced to a level below that which such party would have achieved but for the occurrence of any such circumstance by an amount deemed by such party to be material, or
(iii) shall impose on such Lessor Party any other condition (other than a condition involving administrative matters such as additional reporting requirements to any such Governmental Authority) affecting this Participation Agreement, any other Operative Document, the funding (or agreement to provide funding hereunder) or the Overall Transaction, and the result of any of the foregoing shall be to increase the cost to such Lessor Party of, or to reduce the amount of any sum received or receivable by such Lessor Party in respect of, making, continuing or maintaining (or its obligation to make, continue or maintain) its investments in the respective instruments .( or providing funding therefor) by an amount reasonably determined in good faith by such Lessor Party to be material, then the Lessee shall pay to the Agent for the benefit of the Lessor Party, as Supplemental Rent, such additional amount or amounts, as will compensate such Lessor Party on an After Tax Basis for such increase or reduction upon demand by such party. Each such Lessor Party shall within thirty
(30) days of such Lessor Party's discovery of such event, notify the Lessee in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the calculation of the additional amount required fully to compensate such party for such increased costs or reduced amount. Such additional amount shall be payable by the Lessee to the Agent for the benefit of such claiming party within fifteen
(15) Business Days of its receipt of such notice and such notice shall, in the absence of manifest error, be conclusive and binding on the Lessee. Notwithstanding any other provision of this Participation Agreement, any amount of Taxes that would, but for this sentence, give rise to both Supplemental Rent payable to the Lessor or the New Partners pursuant to this Section 4.4 and an indemnity payment obligation in favor of the Lessor or the New Partners pursuant to Section 13.4 shall be governed solely by the provisions of Section 13.4; provided, however, that this sentence is intended to apply Section 13.4 to Taxes subject to an actual indemnity payment obligation pursuant to both Section 4.4 and Section 13.4, but not to diminish any claim for indemnification (or Supplemental Rent) pursuant to this Section 4.4 that would not give rise to an actual indemnity payment obligation pursuant to Section 13.4.

Section 4.5 Change of Circumstances.

(a) If, on or before the first day of any Rent Period, the Lessor, any Tranche B Bank or any Liquidity Bank shall advise the Agent that the one (1) month LIBOR rate cannot be adequately and reasonably determined due to the unavailability of funds in or other circumstances generally affecting the London interbank market, the Agent shall immediately give notice of such condition to the other Transaction Parties. After the giving of any such notice (and until the Agent shall otherwise notify the Lessee that the circumstances giving rise to such condition no longer exist), the rates to be paid by the Lessee pursuant to
Section 4.2(a)(ii) and.4.2(b) herein (as applicable) as of the first day of the next Basic Rent Payment Date shall be the Alternate Rate.

(b) If, after the date of this Participation Agreement, as the result of the adoption of any Requirement of Law, any change in any Requirement of Law or the application or requirements thereof (whether such change occurs in accordance with the terms of such Requirement of Law as enacted, as a result of amendment or otherwise), any change in the interpretation or administration of any Requirement of Law by any Governmental Authority, or any request or directive (whether or not having the force of law) of any Governmental Authority (each a "Change of Law"), it shall become unlawful or impossible for the Lessor, any Tranche B Bank or any Liquidity Bank to fund or maintain its portion of the Outstanding Lease Balance at the one (1) month LIBOR rate, such Person shall immediately notify the Agent and the Agent shall immediately notify the other Transaction Parties of such Change of Law. After the giving of any such notice (and until the Agent shall otherwise notify the Lessee and the Lessor that such Change of Law is no longer in effect), the one (1) month LIBOR rate shall be unavailable and the rates to be paid by the Lessee pursuant to Section 4.2(a)(ii) and.4.2(b) herein (as applicable) as of the next Basic Rent Payment Date shall be the Alternate Rate.

Section 4.6 Taxes. All payments of Basic Rent, Supplemental Rent, principal of, and interest or yield on, the Notes, the Tranche B Loan, the Liquidity Loans and the Equity Investment and all other amounts payable hereunder and under the Master Lease shall be made free and clear of and without deduction for any present or future income, excise, stamp, transfer or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever (including interest and penalties) now or hereafter imposed by any Governmental Authority or taxing authority thereof ("Taxes"), but excluding (x) with respect to the New

Partners and, except to the extent any of the Lessor's rights under this Section
4.6 shall inure to the benefit of the Note Purchaser (and its successors and assigns) pursuant to Section 13.4(i) of this Participation Agreement, the Lessor, any Taxes or other items, in each case, specifically excluded from the definition of Impositions, and (y) with respect to any Lessor Party other than those described in clause (x) preceding in the circumstances therein, franchise taxes and other taxes imposed on or measured by the net income of, as the case may be, of such Lessor Party (or its applicable lending office) by its jurisdiction of incorporation or the jurisdiction in which it maintains its applicable lending office, provided that the exclusions described in clauses (x) and (y) above shall not include Structural Impositions or Prior Impositions (in each case, such non- excluded Taxes being called "Other Taxes"). In the event that any withholding or deduction from any payment to be made by the Lessee hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Lessee will:

(a) pay as Supplemental Rent directly to the relevant Governmental Authority or taxing authority the full amount required to be so withheld or deducted;

(b) forward to the Agent for the benefit of the relevant Lessor Party official receipts or other documentation reasonably satisfactory to such Lessor Party evidencing such payment to such authority; and

(c) with respect to Other Taxes, pay to the Agent for the benefit of the relevant Lessor Party such additional amount or amounts as is necessary to ensure that the net amount actually received by such Lessor Party will equal the full amount such Lessor Party would have received had no such withholding or deduction been required.

Moreover, if any Other Taxes are directly asserted against any Lessor Party with respect to any payment received by such Lessor Party, such Lessor Party may pay such Other Taxes and the Lessee will pay to the Agent for the benefit of such Lessor Party, as Supplemental Rent, within fifteen (15) Business Days after receipt of a written demand therefor (accompanied by a written statement describing in reasonable detail the amount so payable) from such Lessor Party such additional amounts (including any interest, reasonable expenses and any penalties incurred in connection therewith) as are necessary in order that the net after-tax amount received by such Person after the payment of such Other Taxes (including any Taxes on such additional amount) shall equal the amount such Person would have received had such Other Taxes not been asserted plus interest on such additional amounts at the Alternate Rate calculated from the date of payment of such Other Taxes by such Lessor Party to the date of payment of such additional amounts by the Lessee.

If the Lessee fails to pay any Other Taxes when due to the appropriate taxing authority or fails to remit to the Agent for the benefit of the relevant Lessor Party the required receipts or other required documentary evidence, then the Lessee shall indemnify such Lessor Party for any incremental Taxes, interest, penalties and reasonable expenses that may become payable by such Lessor Party as a result of any such failure.

Notwithstanding any other provision of this Participation Agreement, any amount of Taxes that would, but for this sentence, give rise to both Supplemental Rent payable to the Lessor or the New Partners pursuant to this Section 4.6 and an indemnity payment obligation in favor of the Lessor or the New Partners pursuant to Section 13.4 shall be governed solely by the provisions of Section 13.4; provided, however, that this sentence is intended to apply Section 13.4 to Taxes subject to an actual indemnity payment obligation pursuant to both Section 4.6 and Section 13.4, but not to diminish any claim for indemnification (or Supplemental Rent) pursuant to this Section 4.6 that would not give rise to an actual indemnity payment obligation pursuant to Section 13.4.

Section 4.7 Replacement of Affected Parties.

(a) If any Tranche B Bank or Liquidity Bank (an "Affected Party") makes demand upon the Lessee for amounts pursuant to Section 4.3. 4.4 or 4.6 hereof, then the Lessee may (x) request such Affected Party to, and such Affected Party shall upon such request, use reasonable efforts consistent with legal and regulatory restrictions to designate another lending office acceptable to such Affected Party in its sole discretion for its investment (with the object of avoiding the consequences of such events) or (y) give notice (a "Replacement Notice") in writing to such Tranche B Bank, Liquidity Bank, the Note Purchaser, the Conduit Agent and the Agent of its intention to replace such Affected Party with an Eligible Assignee designated in such Replacement Notice, if such replacement would result in the elimination or reduction of charges similar to those being claimed by the Affected Party. Any replacement of a Tranche B Bank or a Liquidity Bank pursuant to the foregoing provisions must be acceptable to the Note Purchaser and the Conduit Agent in their sole discretion (including, without limitation, for Rating Agency concerns).

(b) With respect to a Replacement Notice involving a Liquidity Bank, the Note Purchaser and the Conduit Agent shall, in the exercise of their sole discretion and within thirty (30) days of their receipt of a Replacement Notice with respect to one of the Liquidity Banks, notify the Lessee and the Affected Party whether the designated Eligible Assignee is satisfactory to the Note Purchaser and the Conduit Agent; and if either shall fail to give such notice, the Eligible Assignee shall be deemed rejected. With respect to a Replacement Notice involving a Tranche B Bank, the Agent shall, in the exercise of its sole discretion and within thirty (30) days of its receipt of a Replacement Notice with respect to one of the Tranche B Banks, notify the Lessee and the Affected Party whether the designated Eligible Assignee is satisfactory to the Agent; and if the Agent shall fail to give such notice, the Eligible Assignee shall be deemed rejected.

(c) Upon approval of the designated Eligible Assignee as aforesaid, the Affected Party shall assign its rights and obligations under the Operative Documents to such Eligible Assignee and, as a condition of such assignment, the Affected Party shall receive payment in full of all outstanding Liquidity Loans and all other amounts due it under the Operative Documents.

(d) In the event the Note Purchaser and the Conduit Agent or the Agent (as applicable) do not approve the replacement of the Affected Party with the designated Eligible Assignee, the Lessee shall have the option to designate another Eligible Assignee pursuant to Section 4.7(a) and Section 4.7(b) above.

Section 4.8 Fees.

(a) The Lessee shall pay to the Agent for the benefit of the Tranche B Banks, the Liquidity Banks and the New Partners, a one-time up front fee equal to thirty-five one-hundredths of one percent (.35%) of the Aggregate Tranche B Commitment, the allocated portion of the "Commitments" (as defined in the Liquidity Agreement) and the Aggregate Equity Investment Commitment (as applicable) provided by each Tranche B Bank (including KeyBank), Liquidity Bank (including KeyBank) and New Partner (the "Upfront Fees"). The Lessee shall pay the Up front Fees in advance on the Initial Funding Date as a Transaction Expense.

(b) The Lessee shall pay to the Agent, for the ratable benefit of the Liquidity Banks to be paid pro rata based upon each Liquidity Bank's Percentage, commitment fees (the "Commitment Fees") equal to one-half of one percent (.50%) of the Liquidity Banks' average daily unused allocated portion of the "Commitment" (as defined in the Liquidity Agreement). The Lessee shall pay the Commitment Fees in arrears on each Basic Rent Payment Date in each March, June, September and December (commencing on September 12,2001) and on the Maturity Date (or if the Overall Transactions are terminated on a date prior to such date, on such prior date); provided, however, the payment of Commitment Fees due on September 12,2001 shall be prorated to reflect the number of days from the Documentation Date to September 12, 2001. The Commitment Fees shall constitute Supplemental Rent for the purposes of the Operative Documents.

(c) The Lessee shall pay to the Agent, for the ratable benefit of the Liquidity Banks to be paid pro rata based upon each Liquidity Bank's Percentage, renewal fees (the "Renewal Fees") equal to one-quarter of one percent (.25%) of the allocated portion of the "Commitments" (as defined in the Liquidity Agreement) renewed by each Liquidity Bank (including KeyBank). The Lessee shall pay the Renewal Fees in advance on each anniversary of the Initial Funding Date. The Renewal Fees shall constitute Supplemental Rent for the purposes of the Operative Documents. No additional fees shall be payable to the Liquidity Banks pursuant to the Liquidity Documentation.

(d) The Lessee shall pay to the Agent for the benefit of the Structuring Agent a one-time structuring fee (the "Structuring Fee") as set forth in the Proposal. The Lessee shall pay the Structuring Fee in advance on the Initial Funding Date as a Transaction Expense.

(e) The Lessee shall pay to the Agent for its own account an annual administrative fee (the "Administrative Fee") equal to the greater of (i) $20,000 or (ii) $3,000 per Tranche B Bank and Liquidity Bank. The Lessee shall pay the Administrative Fees in advance on each anniversary of the Initial Funding Date. The Administrative Fees shall constitute Supplemental Rent for the purposes of the Operative Documents.

Section 4.9 Calculation of Interest and Fees. All calculations of the Note Interest Amount, the Tranche B Interest Amount, the Yield Amount, any other forms of interest or fees under this Participation Agreement and the other Operative Documents for any period, unless otherwise specified herein or therein, shall (a) include the first day of such period and exclude the last day of such period and (b) be calculated on the basis of a year of 360 days for actual days elapsed, except that during any period any of the foregoing amounts is calculated based upon the

Alternate Rate, such amount shall be calculated on the basis of a year of 365 or 366 days, as appropriate, for actual days elapsed.

Section 4.10 Method of Payment. Each payment of Basic Rent or Supplemental Rent payable by the Lessee pursuant hereto and pursuant to the Master Lease or any other Operative Document shall be made by wire transfer prior to 2:00 p.m., New York time on the date due, to the relevant account specified on Schedule I hereof in immediately available funds consisting of Dollars. Payments received after 2:00 p.m., New York time, on the date due shall, solely for the purpose of
Section 18 of the Master Lease, be deemed to have been received on such day; provided, however, that for the purpose of the second sentence of Section 7(g) of the Master Lease, such payments shall be deemed to have been received on the next succeeding Business Day and subject to interest at the Overdue Rate as provided in such Section 7(g) of the Master Lease.

Section 4.11 Non-Business Day Payments. If any Basic Rent Payment Date falls on a day that is not a Business Day, the amount of Basic Rent otherwise due on such Basic Rent Payment Date shall instead be due on the next succeeding Business Day and Basic Rent shall be recalculated as if such next succeeding Business Day were such Basic Rent Payment Date.

Section 4.12 Assignment of Basic Rent and Other Payments. The Lessor hereby irrevocably directs that each payment of Basic Rent, Supplemental Rent, interest (if any) on the Lessee Loans, Outstanding Lease Balance, Purchase Option Price, and Maximum Recourse Amount payable by the Lessee under the Master Lease or any other Operative Document shall be made for its account to or as directed by the Agent pursuant to the payment instructions set forth in Schedule I hereof and applied in accordance with the relevant provisions of Article XI hereof. To the extent that the Lessee shall have timely made such payments in full in immediately available funds to the Agent or as directed by the Agent, the Lessee's obligation with respect to such payment under the Operative Documents shall be deemed satisfied in the amount of such payment and none of the Lessee Parties shall be responsible for any undue delay or failure on the part of the Agent in remitting the appropriate amounts to the other Lessor Parties or any other Person entitled to such payment.

                                    ARTICLE V

                        CERTAIN INTENTIONS OF THE PARTIES

Section 5.1 Nature of Transaction.

(a) The parties hereto intend that, with respect to the Property and the Master Lease, (i) for financial accounting purposes with respect to the Lessee, (x) the Master Lease will be treated as an "operating lease" pursuant to Statement of Financial Accounting Standards (SFAS) No. 13, as amended, (y) the Lessor will be treated as the owner and the lessor of the Property to which it holds title subject to the Master Lease and the Lessee will be treated as the lessee of the Property, (ii) for federal and all state and local income tax purposes and bankruptcy purposes, (A) the Master Lease will be treated as a financing arrangement, (B) the Note Purchaser with respect to the Notes, the Tranche B Banks with respect to the Tranche B Loans, the Liquidity Banks with respect to the Liquidity Loans, and the New Partners with respect to the

Equity Investment will be deemed to be lenders making loans to the Lessee in an aggregate amount equal to the Outstanding Lease Balance, which loans are secured, inter alia, by the Property subject to the Master Lease, and (C) the Lessee under the Master Lease will be treated as the owner of the Property and will be entitled to all tax benefits ordinarily available to an owner of property like such Property for such tax purposes, and (iii) all risks relating to environmental matters shall be borne by the Lessee in accordance with the provisions of this Participation Agreement and the Environmental Indemnity Agreement.

(b) The parties hereto intend that, for federal, state, local and foreign tax and regulatory purposes, the Notes, the Tranche B Loan, any Liquidity Loans and the Equity Investment will be Indebtedness of the Lessee secured, inter alia, by the Property and the rights to payment of Rent under the Master Lease, and agree to treat the Notes, the Tranche B Loan, any Liquidity Loans and the Equity Investment accordingly for all such purposes.

(c) Notwithstanding anything else to the contrary set forth herein, each Transaction Party acknowledges and agrees that none of the other Transaction Parties has made any representations or warranties concerning the tax, accounting or (except as otherwise expressly contained in this Participation Agreement or other Operative Documents) legal characteristics of the Operative Documents and that each Transaction Party, respectively, has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

(d) Specifically, without limiting the generality of the foregoing, the parties hereto intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statutes of the United States of America or any state or commonwealth thereof affecting the Lessee or any other Transaction Party or any collection actions, the transactions evidenced by the Operative Documents are loans made to the Lessee by the New Partners through the Lessor (using their own funds as well as funds provided by the Note Purchaser, the Tranche B Banks and/or the Liquidity Banks as unrelated third party lenders).

(e) In furtherance of the intent of the parties as set forth in this Section 5.1, the Lessee hereby absolutely, unconditionally and irrevocably (i) agrees to pay in full when due (after giving effect to any applicable grace period), whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, all amounts owing to the Lessor Parties (including all such amounts which would become due but for the operation of the automatic stay under
Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b>>, and (ii) indemnifies and holds harmless the Lessor Parties for any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by such Person in enforcing any rights under this Section 5.1.

Section 5.2 Amounts Due Hereunder and Under the Master Lease. Anything else herein or elsewhere to the contrary notwithstanding, it is the intention of the Transaction Parties that: (i) the amount and timing of installments of Basic Rent due and payable from time to time from the Lessee hereunder and under the Master Lease shall be equal to the aggregate payments due and payable in respect of the amounts outstanding under the Notes, the Tranche B Loan, the

Liquidity Loans and the outstanding portion of the Equity Investment on each Basic Rent Payment Date then due and payable; (ii) if the Lessee elects to purchase all of the Property under the Master Lease or becomes obligated to purchase all of the Property pursuant thereto, the Outstanding Lease Balance, all accrued and unpaid Basic Rent, Supplemental Rent, interest (if any) on the Lessee Loans, and all other obligations of the Lessee owing to the Lessor Parties or any other Person under the Operative Documents shall be paid in full by the Lessee; and (iii) if the Lessee properly elects the Remarketing Option under the Master Lease, the Lessee shall only be required to pay to the Lessor all accrued and unpaid Basic Rent, Supplemental Rent, interest (if any) on the Lessee Loans, the Gross Sales Proceeds of the sale of the Property, the corresponding Maximum Recourse Amount and any amounts due pursuant to Articles XI and XIII hereof and Section 12.1 of the Master Lease (subject to Section 12.1(n) of the Master Lease) (which aggregate amount may be less than the Outstanding Lease Balance); and (iv) upon an Event of Default resulting in the obligations of the Lessee becoming due and payable, the amounts then due and payable by the Lessee under the Master Lease shall include all amounts necessary to pay in full the Outstanding Lease Balance, plus all accrued and unpaid Rent (including, without duplication, Supplemental Rent) plus all other amounts then due from Lessee to the Lessor Parties, or any other Person under the Operative Documents. Amounts payable to the Lessor pursuant to Section 5.2(ii) or (iii) hereof shall be remitted to the Agent upon receipt by the Lessee or any other Person and shall be applied upon receipt thereof in accordance with the provisions of Article XI hereof.

Section 5.3 Allocation of Payment Obligations: Payment to Agent.

(a) The Note Purchaser and the Lessor shall submit to the Agent no later than 5 :00 p.m., New York time, on the fourth (4th) Business Day prior to each Basic Rent Payment Date, a summary of the Basic Rent payments due in respect of the amounts outstanding under the Notes and the outstanding portion of the Equity Investment, together with reasonable detail supporting the calculations made. In addition, the Agent shall calculate the amounts outstanding under the Tranche B Loan and any Liquidity Loans. The Agent shall prepare and distribute to the Note Purchaser, the Tranche B Banks, the Liquidity Banks, the Lessor, the Lessee and the Guarantor, no later than three (3) Business Days prior to each Basic Rent Payment Date, an invoice with respect to the Basic Rent payable as of such date, which invoice shall set forth, inter alia, the aggregate amount of Basic Rent payable by the Lessee as of the upcoming Basic Rent Payment Date together with a detailed description of the allocation of Basic Rent to each outstanding type of instrument, with such amounts further allocated to reflect the amounts payable by the Lessee and the interest rates payable on such instrument. Such invoice shall further specify the relevant payment instructions. Notwithstanding the foregoing, any delay or failure on the part of the Agent to deliver the invoice shall neither extinguish nor diminish Lessee's obligations to pay the Basic Rent due and payable on the applicable Basic Rent Payment Date.

(b) Except as otherwise expressly set forth in this Participation Agreement or any other Operative Documents, all payments to be made by the Lessee or any other Lessee Party shall be paid to the Agent for the benefit of, and disbursement to, the Lessor Party for whose account such payment has been made, and payment to the Agent shall, as between such Lessee Party and such Lessor Party, constitute payment to such Lessor Party.

                                   ARTICLE VI

                      CONDITIONS PRECEDENT TO FUNDING DATES

Section 6.1 Conditions Precedent to the Initial Funding Date. The obligation of the New Partners to acquire the Partnership Interests, the Lessor to issue the Notes specified in Section 3.1, the Tranche B Banks to advance the Tranche B Loan specified in Section 3.3, the New Partners to fund the Equity Investment specified in Section 3.4, the Note Purchaser (or the Liquidity Banks if the Note Purchaser does not) to purchase such Notes and fund amounts thereunder or Percentage Interests and the obligation of the Lessor to amend the lease of the Property to the Lessee pursuant to the Master Lease are subject to the satisfaction (or waiver by the appropriate Lessor Parties) of each of the following conditions precedent (such satisfaction or waiver to be evidenced by the purchase of the Partnership Interests, the purchase of the Notes and the funding of the advances thereunder, the funding of the Tranche B Loan and the funding of the Equity Investment on the Initial Funding Date unless otherwise documented in writing by the appropriate parties):

(a) Funding Notice. The Agent, for the benefit of the Lessor Parties, shall have received a fully executed counterpart of the Funding Notice substantially in the form of Exhibit B attached hereto with respect to the issuance of the Notes and the funding of the advances thereunder, the funding of the Tranche B Loan and the funding of the Equity Investment to finance the Acquisition and Refinancing Costs. The delivery of such Funding Notice and the acceptance by the Lessee of the application of the proceeds of the initial funds made available pursuant to the issuance of the Notes by the Note Purchaser, the funding of the Tranche B Loan and the funding of the Equity Investment to purchase the Partnership Interests and refinance the outstanding Indebtedness under the Existing Credit Agreement shall constitute a representation and warranty by the Lessee that on such Funding Date (both immediately before and after giving effect to the application of the proceeds under the Notes, the Tranche B Loan and the Equity Investment), the statements made in Section 7.1 and 7.2 are true and correct in all material respects.

(b) Operative Documents to be Delivered on the Initial Funding Date.

(i) Participation Agreement. Each of the parties hereto shall have duly executed and delivered this Participation Agreement.

(ii) Partnership Interests Purchase Agreement. The New Partners and the Existing Partners shall have duly executed and delivered the Partnership Interests Purchase Agreement in the form of Exhibit C-l attached hereto, to be dated as of the Initial Funding Date, pursuant to which the New Partners shall acquire the Partnership Interests in the Lessor from the Existing Partners.

(iii) Master Termination Agreements. The Lessor, DKB (as agent for the Existing Lenders), the Lessee, the Guarantor, Merrill Leasing, Merrill Lynch, Merrill and the Existing Lenders shall have duly executed and delivered the Master Termination Agreement (Debt) in the form of Exhibit C-2 attached hereto, and the Lessor, the Existing Partners, DKB (in various capacities) and The Dai-Ichi Kangyo Bank, Limited, San Francisco Agency shall have duly executed and delivered the Master Termination Agreement (Equity) in the form of Exhibit C-3, each to be dated the Initial Funding Date, pursuant to which the parties thereto shall, inter alia, (A) acknowledge that all amounts outstanding under the various documents, instruments and agreements referenced therein as "Documents" have been paid in full by the Lessor, and (B) effective immediately upon such repayment, terminate such "Documents" upon the terms and subject to the conditions set forth therein.

(iv) Amendment No.2 to Master Lease. The Lessee and the Lessor shall have duly executed and delivered Amendment No.2 in the form of Exhibit D attached hereto, such Amendment No.2 to be dated as of the Initial Funding Date.

(v) Guaranty. The Guarantor shall have duly authorized, executed and delivered the Guaranty in the form of Exhibit E attached hereto, with respect to the guaranty by the Guarantor of obligations of the Lessee under the Operative Documents, such Guaranty to be dated as of the Initial Funding Date.

(vi) Environmental Indemnity Agreement. The Lessee shall have duly authorized, executed and delivered the Environmental Indemnity Agreement in the form of Exhibit F attached hereto, such Environmental Indemnity Agreement to be dated as of the Initial Funding Date.

(vii) Liquidity Documentation. Each of the parties to the Liquidity Documentation shall have duly authorized, executed and delivered such agreements, each to be dated as of the Initial Funding Date, and the conditions precedent set forth therein shall have been satisfied or waived as provided for therein.

(c) Precautionary Deed of Trust. The Precautionary Deed of Trust substantially in the form of Exhibit G attached hereto shall have been executed and delivered by the Lessee, such document to be dated as of the Initial Funding Date.

(d) Deed of Trust. The Lessor shall have executed and delivered the Deed of Trust to the Agent substantially in the form of Exhibit H attached hereto, such instrument to be dated as of the Initial Funding Date.

(e) Opinion of Counsel to Lessee and Guarantor. The Agent on behalf of the Lessor Parties shall have received an opinion of Perkins Coie LLP, counsel to the Lessee and the Guarantor, to be dated as of the Initial Funding Date, as to the matters set forth in Exhibit I. which opinion shall be acceptable in form and substance to the Lessor Parties. By its execution hereof, each of the Lessee and the Guarantor expressly instruct such counsel to execute and deliver such opinion to the Persons designated in the preceding sentence and, if requested by the Note Purchaser or the Liquidity Banks, the Rating Agencies.

(f) Initial Appraisal. The Agent on behalf of the Lessor Parties shall have received the Initial Appraisal of the Property dated as of a date that is satisfactory to the Lessor Parties and in form and substance satisfactory to the Lessor Parties in their sole discretion.

(g) Environmental Audit. The Agent on behalf of the Lessor Parties shall have received the results of an Environmental Audit with respect to the Property which is dated no earlier than thirty (30) days prior to the Initial Funding Date, which Environmental Audit shall be satisfactory in form and substance to the Lessor Parties in their sole discretion.

(h) Conveyance Instruments. On or prior to the Initial Funding Date, the Agent on behalf of the Lessor Parties shall have received evidence satisfactory to them that appropriate Conveyance Instruments have been executed and delivered and, if deemed necessary or desirable by any such Person or its counsel, recorded in such jurisdictions as such Person may request, in order to perfect the interests of the Agent in the Master Lease and the Property.

(i) The Lessee's Responsible Officer's Certificate. The Agent on behalf of the Lessor Parties shall have received a Responsible Officer's Certificate of the Lessee, substantially in the form of Exhibit J attached hereto, dated as of the Initial Funding Date, stating that to such Responsible Officer's knowledge (i) each and every representation and warranty of the Lessee contained in each Operative Document to which it is a party is true and correct in all material respects on and as of the Initial Funding Date, except to the extent such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date, (ii) no Default or Event of Default has occurred and is continuing, (iii) each Operative Document to which the Lessee is a party is in full force and effect with respect to it, and (iv) the Lessee has duly performed and complied with all conditions contained herein or in any other Operative Document required to be performed or complied with by it on or prior to such Initial Funding Date.

(j) Guarantor's Responsible Officer's Certificate. The Agent on behalf of the Lessor Parties shall have received a Responsible Officer's Certificate of the Guarantor in substantially the form of Exhibit K attached hereto, dated as of the Initial Funding Date stating that to such Responsible Officer's knowledge
(i) each and every representation and warranty of the Guarantor contained in each Operative Document to which it is a party is true and correct in all material respects on and as of the Initial Funding Date, except to the extent such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date, (ii) no Default or Event of Default has occurred and is continuing, (iii) each Operative Document to which the Guarantor is a party is in full force and effect with respect to it, and (iv) the Guarantor has duly performed and complied with all conditions contained herein or in any other Operative Document required to be performed or complied with by it on or prior to such Initial Funding Date.

(k) UCC Financing: Statements. On or prior to the Initial Funding Date, the Lessee shall have delivered to the Agent on behalf of the Lessor Parties all UCC Financing Statements relating to the Property and other security interests granted under the Operative Documents, as the Lessor Parties may reasonably request in order to protect the interests of the Lessor Parties under the Operative Documents to the extent the Master Lease, Precautionary Deed of Trust, Deed of Trust, Conveyance Instruments or other Operative Documents constitute security agreements.

(l) Recordation of Conveyance Instruments and Financing Statements. The Agent on behalf of the Lessor Parties shall have received evidence reasonably satisfactory to each of them that (i) the Precautionary Deed of Trust, (ii) the Deed of Trust, and (iii) the UCC Financing Statements have been or are being recorded in a manner sufficient to properly perfect each of their respective interests therein.

(m) Property Survey. On or prior to the Initial Funding Date, the Lessee shall have delivered to Agent on behalf of the Lessor Parties copies of the ALTA/1999 (Urban) Survey with respect to the Property (the "ALTA Property Survey"), which survey shall be reasonably satisfactory to the Lessor Parties.

(n) Title Policies. On or prior to the Initial Funding Date, the Lessee shall have delivered to the Agent on behalf of the Lessor Parties a commitment from the Title Company to deliver (x) at the Lessor's sole discretion, either an ALTA extended owner's title insurance policy or endorsements to any existing owner's title insurance policy covering the Property in favor of the Lessor and (y) at the Lessor's sole discretion, either an ALTA extended lender's title insurance policy or endorsements to any existing lender's title insurance policy covering the Property in favor of the Lessor and the Agent. The owner's policy described in clause (x} shall (i) be subject only to Permitted Exceptions, (ii) be in an amount not less than the Aggregate Commitment Amount, (iii) be reasonably satisfactory to the Lessor Parties and (iv) contain comprehensive, mechanics liens, zoning, recharacterization endorsements, pending disbursements endorsements and such other endorsements reasonably requested by the Lessor Parties. The lender's policy described in clause (y} shall (i) be subject only to Permitted Exceptions, (ii) be in an amount not less than the Aggregate Commitment Amount, (iii) be reasonably satisfactory to the Lessor Parties and
(iv) contain revolving credit, variable rate, comprehensive, fraudulent conveyances, doing business, mechanics liens, zoning, pending disbursement endorsements and such other endorsements reasonably requested by the Lessor Parties.

(o) Evidence of Property Insurance. The Agent on behalf of the Lessor Parties shall have received evidence that the insurance maintained by the Lessee with respect to the Property as of the Initial Funding Date satisfies the requirements set forth in Section 10 of the Master Lease, setting forth the respective coverage, limits of liability, carrier, policy number and period of coverage.

(p) Governmental Approvals. All necessary Governmental Actions required by any Requirement of Law for the purpose of (i) authorizing the New Partners and the Lessor to enter into the transactions contemplated by the Operative Documents as of the Initial Funding Date, or (ii) authorizing the Lessee or the Guarantor to execute and deliver the Operative Documents to which it is a party and perform its obligations thereunder, shall have been obtained or made and be in full force and effect.

(q) Requirements of Law. The transactions contemplated by the Operative Documents do not and will not violate any Requirement of Law and do not and will not subject the Transaction Parties to any adverse regulatory prohibitions or constraints.

(r) No Event of Default. There shall not have occurred and be continuing any Default or Event of Default, and no Default or Event of Default will have occurred after giving effect to the issuance of the Notes and the funding of the advances thereunder, the purchase thereof by the Note Purchaser or the Liquidity Banks as of the Initial Funding Date, the funding of the Tranche B Loan as of the Initial Funding Date or the funding of the Equity Investment as of the Initial Funding Date.

(s) Administration Agreement. The Administration Agreement shall have been executed and delivered by all parties thereto substantially in the form of Exhibit L attached hereto.

(t) Representation and Warranties. On the Initial Funding Date, the representations and warranties of the Lessee, the Guarantor and the Lessor Parties contained herein and in each of the other Operative Documents shall be true and correct in all material respects as though made on and as of such date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

(u) Litigation. On the Initial Funding Date, there shall not be any actions, suits or proceedings pending or, to the knowledge of the Lessee or the Guarantor, threatened with respect to the Lessee, the Guarantor or the Property
(i) that are reasonably likely to reduce the Fair Market Value of the Property or the ability of the Lessee or the Guarantor to fulfill their obligations under the Operative Documents or have a material adverse effect on the title to, or the use or operation of all or any portion of the Property or (ii) that question the validity of the Operative Documents or the rights or remedies of the Lessor Parties with respect to the Lessee, the Guarantor or the Property under the Operative Documents.

(v) Available Commitments: Maximum Amount of Notes and Equity Investment. After giving effect to the purchase of the Notes and the funding of the advances thereunder, the funding of the Tranche B Loan and the funding of the Equity Investment requested to be issued and made pursuant to the Funding Notice delivered as of the Initial Funding Date, and the application of the proceeds thereof (including, without limitation, to the acquisition by the New Partners of the Partnership Interests), the Outstanding Lease Balance shall not exceed the Aggregate Commitment Amount.

(w) Taxes. All taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Documents to be delivered as of the Initial Funding Date shall have been paid or provisions for such payment shall have been made by the Lessee to the reasonable satisfaction of the Lessor Parties.

(x) No Material Adverse Effect, After giving effect to the purchase of the Notes and the funding of the advances thereunder, the funding of the Tranche B Loan and the funding of any portion of the Equity Investment, there shall be no change with respect the Property or the financial condition of the Lessee or the Guarantor that would have a Material Adverse Effect.

(y) Fees. The Agent on behalf of each Tranche B Bank, Liquidity Bank and the Structuring Agent shall have received from the Lessee fees in the amounts required pursuant to Section 4.8 hereof.

(z) Opinion of Counsel to the Lessor and the New Partners. The Agent on behalf of the Lessor Parties shall have received an opinion from each of (i) Orrick, Herrington &

Sutcliffe LLP and (ii) Thompson, Hine & Flory, LLP, as counsel to the New Partners and the Lessor, each to be dated as of the Initial Funding Date, which opinions shall be acceptable in form and substance to the other Lessor Parties. By its execution hereof, each of the New Partners and the Lessor expressly instructs such counsel to execute and deliver such opinions to the Persons designated in the preceding sentence and, if requested by the Note Purchaser or the Liquidity Banks, the Rating Agencies.

(aa) The Lessor's Responsible Officer's Certificate. The Agent on behalf of the other Lessor Parties shall have received a Responsible Officer's Certificate of the general partner of the Lessor, dated as of the Initial Funding Date, stating that to such Responsible Officer's knowledge (i) each and every representation and warranty of the Lessor contained in each Operative Document to which it is a party is true and correct in all material respects on and as of the Initial Funding Date, except to the extent such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date, (ii) each Operative Document to which the Lessor is a party is in full force and effect with respect to it, and (iii) the Lessor has duly performed and complied with all conditions contained herein or in any other Operative Document required to be performed or complied with by it on or prior to such Initial Funding Date.

(bb) The New Partners' Responsible Officer's Certificates. The Agent on behalf of the other Lessor Parties shall have received a Responsible Officer's Certificate of each New Partner, dated as of the Initial Funding Date, stating that to such Responsible Officer's knowledge (i) each and every representation and warranty of such New Partner contained in each Operative Document to which it is a party is true and correct in all material respects on and as of the Initial Funding Date, except to the extent such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date, (ii) each Operative Document to which such New Partner is a party is in full force and effect with respect to it, and (iii) such New Partner has duly performed and complied with all conditions contained herein or in any other Operative Document required to be performed or complied with by it on or prior to such Initial Funding Date.

(cc) Other Documents. The Lessee and the Guarantor shall have delivered or caused to be delivered such other documents as the Lessor Parties may reasonably request.

Section 6.2 Conditions Precedent to all Accretion Funding Dates. The obligation of the Lessor to fund the advances under the Notes with respect to the funding of the Accreted Amounts are subject to the satisfaction (or waiver by the appropriate Lessor Parties) of each of the following conditions precedent (such satisfaction or waiver to be evidenced by the funding of the advances under the Notes on such Funding Date unless otherwise documented in writing by the appropriate parties):

(a) Representations and Warranties. The representations and warranties of the Guarantor and the Lessee set forth in the Operative Documents (including the representations and warranties set forth in Sections 7.1 and 7.2) shall be true and correct in all material respects on and as of such Funding Date except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date. The acceptence by the Lessor of the proceeds of such funding shall constitute a representation and warranty on such Funding Date (both immediately before and after giving effect to the funding of such advances under the Notes and the application of the proceeds thereof), the statements made in Section 7.2 hereof are true and correct in all material respects.

(b) No Event of Default. No Event of Default has occurred and is continuing or will result from such funding.

(c) Operative Documents. All of the Operative Documents are in full force and effect.

Section 6.3 Closing. All documents, instruments and agreements required to be delivered on the Initial Funding Date shall be delivered to the offices of Orrick, Herrington & Sutcliffe LLP, 400 Sansome Street, San Francisco, California 94111, or at such other location as may be determined by the Transaction Parties.

                                   ARTICLE VII

                                 REPRESENTATIONS

Section 7.1 Representations and Warranties of the Lessee and the Guarantor. Each of the Guarantor and the Lessee hereby represents and warrants, as of the Initial Funding Date, to the Lessor Parties as follows:

(a) Corporate Authority.

(i) Incorporation: Good Standing. Each of the Guarantor and the Lessee (A) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, (B) has all requisite corporate power and authority and legal right to own and operate its property, as to the Lessee, to lease the property it operates as lessee, and to conduct its business as now conducted and as presently contemplated, and (C) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a Material Adverse Effect. Except as provided in Subsection (c )(iv) hereof, the Lessee and the Guarantor each has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under the Operative Documents to which it is a party and, as to the Lessee, to own and hold under lease its rights in the Property and to conduct its business substantially as currently conducted by it.

(ii) Authorization. The execution, delivery and perfom1ance of this Participation Agreement and the other Operative Documents to which it is a party and the transactions contemplated hereby and thereby (A) are within its corporate authority and legal right, (B) have been duly authorized by all necessary corporate proceedings, (C) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which it is subject or any judgment, order, writ, injunction, license or pem1it applicable to it which could have a Material Adverse Effect, (D) do not conflict with any provision of its corporate charter or bylaws of, or any agreement or other instrument binding upon it, (E) do not require any consent, approval or authorization of any Governmental Authority or any other

Person not a party hereto and (F) do not result in, or require the creation or imposition of, any Lien on any of its properties other than as contemplated by the Operative Documents.

(iii) Enforceability. The execution and delivery of this Participation Agreement and the other Operative Documents to which it is a party will result in valid and legally binding obligations of it enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought. The Guarantor further specifically represents that the Guaranty shall be enforceable against it in accordance with its terms, notwithstanding the occurrence of a bankruptcy or insolvency proceeding with respect to the Lessee.

(iv) Subsidiaries. The Guarantor and each of its Subsidiaries have only those Subsidiaries listed on Item 7.1 (a) of Schedule II hereto (as supplemented from time to time). The Lessee is a wholly-owned Subsidiary of the Guarantor.

(v) Jurisdiction of Organization. Chief Executive Office. Etc The jurisdiction of incorporation, chief executive office and principal place of business of the Lessee is specified below its name on Schedule I hereto.

(b) Litigation. etc. Except as disclosed on Item 7.1 (b) of Schedule II hereto, there is no litigation, at law or in equity, or any proceeding before any federal, state or municipal board or other governmental or administrative agency or any arbitration pending or to the knowledge of the Guarantor or the Lessee threatened which is likely to involve any risk of any judgment or liability not covered by insurance which may result in a Material Adverse Effect or which may otherwise result in a Material Adverse Effect, or which seeks to enjoin the consummation of, or which questions the validity of, any of the transactions contemplated by this Participation Agreement or any of the other Operative Documents, and no judgment, decree or order of any court, board or other governmental or administrative agency or arbitrator has been issued against or binds the Guarantor, the Lessee or any of their respective Subsidiaries which has, or could have, a Material Adverse Effect.

(c) Burdensome Obligations: Compliance with Other Instruments. Laws: No
Defaults: Permits.

(i) Except as disclosed on Item 7.1 (c) of Schedule II hereto, neither the Guarantor nor any of its Subsidiaries, is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or, to the Guarantor's knowledge, is expected in the future to have a Material Adverse Effect. Except as disclosed on Item 7.1 (c) of Schedule II hereto, neither the Guarantor nor any of its Subsidiaries, is a party to any contract or agreement that has or, to the best of the Guarantor's knowledge, in the judgment of the Guarantor's officers, could have, a Material Adverse Effect.

(ii) Neither the Guarantor nor the Lessee, is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it is subject or by which it or any of its properties are bound or any law, decree, order, judgment, statute, license, rule or regulation (including, without limitation, all Environmental Laws) in a manner that is reasonably likely to result in the imposition of substantial penalties that may result in a Material Adverse Effect or that may otherwise have a Material Adverse Effect.

(iii) No Default or Event of Default has occurred and is continuing.

(iv) Except as set forth on Item 7.1(c) of Schedule II hereto, the Guarantor and the Lessee have all necessary Permits from or by, have made all necessary filings with, and have given all necessary notices to, each Governmental Authority having jurisdiction over it, to the extent required to own and operate its properties, to lease the properties it operates under lease and to conduct its business as now conducted or presently proposed to be conducted by it, except for (x) Permits which can be obtained by the taking of ministerial action to secure the grant or transfer thereof and where the failure to have such Permits would not have a Material Adverse Effect and (y) where failure to have such Permits will not have a Material Adverse Effect.

(v) No authorization or approval or other action by, and no notice to of filing with, any Governmental Authority or regulatory body or other Person (other than in connection with the repair, maintenance or renovation of the Property in accordance with applicable local law) is required for the due execution, delivery or performance by the Lessee or the Guarantor of any Operative Document to which it is a party, except as contemplated by the Operative Documents.

(vi) The delivery and performance by each Lessee Party of its obligation under the Operative Documents to which such Lessee Party is a party do not contravene or result in a breach of, or constitute a default under any bond, indenture, deed of trust, mortgage, agreement or any other instrument to which the deed of trust, mortgage, agreement or any other instrument to which such Lessee Party is subject or by which the Lessee Party is bound.

(d) Government Regulation. Neither the Guarantor nor the Lessee is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, in each case as amended and in effect from time to time, or is subject to any Requirement of Law which regulates the incurring by the Guarantor or the Lessee of Indebtedness for borrowed money, including, without limitation, any Requirement of Law relating to common or contract carriers or to the sale of electricity, gas, steam, water or other public utility services.

(e) Margin Regulations. Neither the Guarantor nor any of its respective Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying "margin stock" or "margin securities" within the meaning of Regulation T, U or X issued by the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") and does not own any margin stock or margin securities. Neither the proceeds of the funds advanced under the Notes nor the Tranche B Loan will not be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause the funds advanced under the Notes or the Tranche B Loan to be considered an advance of "purpose credit" within the meaning of Regulation U or X of the Federal Reserve Board. The Guarantor will not take nor permit any of its Subsidiaries or any agent acting on its or their behalf to take, any action which might cause this Participation Agreement or any other Operative Document or any document or instrument delivered pursuant to this Participation Agreement to violate any regulation of the Federal Reserve Board.

(f) Certain Tax Matters.

(i) The Guarantor and its Subsidiaries have (a) made or filed all material federal, state, local and foreign income and all other material Tax returns, reports and declarations required by any jurisdiction to which any of them is subject or properly filed for and received extensions with respect thereto which are still in full force and effect and which have been fully complied with in all material respects, (b) paid all Taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith by appropriate proceedings and for which adequate reserves, to the extent required by GAAP, have been established and (c) to the extent required by GAAP, set aside on their books provisions reasonably adequate for the payment of all estimated taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid Taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Guarantor know of no basis for any such claim other than Taxes that the Guarantor and its Subsidiaries are contesting in good faith through appropriate proceedings and for which appropriate reserves, to the extent required by GAAP, have been established.

(ii) Except as set forth in Schedule 7.1 (f) of Schedule II hereto, no material sales, use, excise, transfer or other Tax, fee or imposition shall result from the sale, transfer or purchase of the Partnership Interests,. except such material Taxes, fees or impositions that have been paid in full or are insured as to payment in full by the Title Company.

(g) Liens. Except as set forth on Item 7.1 (g) of Schedule II hereto or as permitted by Section 8.2(b ), there are no Liens on or rights of third parties in, nor has there occurred any event which would give any third party a claim to such a right in, any of the properties or assets of the Guarantor or the Lessee. The Permitted Exceptions do not and will not materially and adversely affect (1) the ability of the Lessee or the Guarantor to pay their respective obligations under the Operative Documents in a timely manner or (2) the use of the Property for the use currently being made thereof, the operation of the Property as currently being operated or the value of the Property. Upon execution by the Lessee and recording thereof of the Precautionary Deed of Trust, and upon execution and filing of the Precautionary Financing Statements, the Agent will have a valid first lien on the Lessee's interest in the Property and a valid security interest in the personal property thereon subject to no Liens, charges or encumbrances other than the Permitted Exceptions.

(h) Financial Matters. There has been delivered to each of the Lessor Parties a complete and correct copy of the consolidated balance sheet of the Guarantor as at the end of the Fiscal Year ended March 31, 2001 and the related consolidated statements of income, common shareholders' equity and cash flows of the Guarantor for such Fiscal Year, prepared in each case in accordance with Section 8.1 (d)(iii). together with the accountant' s report with respect thereto as required by such Section. Such financial statements have been prepared in accordance with GAAP consistently applied and present fairly the consolidated financial condition of the Guarantor as at March 31. 2001. and the results of operations of the Guarantor for the Fiscal Year ended March 31. 2001.

(i) Changes. etc. Except as set forth on Item 7.1 (i) of Schedule II hereto, or as disclosed in or reflected on the consolidated balance sheet of the Guarantor as at March 31, 2001 referred to in Section 7.1 (h )(i) no event has occurred and is continuing which has had or could have a Material Adverse Effect.

(j) Employee Benefit Plans.

(i) In General. Each Employee Benefit Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Revenue Code, including but not limited to the provisions thereunder respecting prohibited transactions. The Guarantor has heretofore delivered to the Lessor Parties the most recently completed annual report, Form 5500, with all required attachments, with respect to each Guaranteed Pension Plan.

(ii) Terminability of Welfare Plans. Under each Employee Benefit Plan which is an employee welfare benefit plan within the meaning of ss.3(1) or ss.3(2)(B) of ERISA, no benefits are due unless the event giving rise to the benefit entitlement occurs prior to plan termination (except as required by Title 1, Part 6 of ERISA). The Guarantor or an ERISA Affiliate, as appropriate, may terminate each such plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Guarantor or such ERISA Affiliate without liability to any Person.

(iii) Guaranteed Pension Plans. Each contribution required to be made to a Guaranteed Pension Plan, without regard to any waiver or extension, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice of lien provisions of ss.302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Guarantor or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event, or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC, other than those ERISA Reportable Events or other events or conditions which have been disclosed in writing to the Lessor Parties and which have not been deemed by any of the foregoing to pose a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of ss.4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans by more than $500,000, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

(iv) Multiemployer Plans. Neither the Guarantor nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under ss.4201 of ERISA or as a result of a sale of assets described in ss.4204 of ERISA. Neither the Guarantor nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of ss.4241 or ss.4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under ss.4041A of ERISA.

(v) No Prohibited Transactions. Compliance by the parties with the terms of the Operative Documents will not involve any non-exempt prohibited transactions under Section 406(a) of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended.

(k) Insurance. All policies of insurance of any kind or nature owned by or issued to the Guarantor or any of its Subsidiaries, the lapse of which, individually or collectively, would have a Material Adverse Effect, are in full force and effect and are of a nature and provide such coverage as is sufficient and as is customarily carried by companies of the size and character of the Guarantor and the Subsidiaries. In addition, all insurance coverage meeting the requirements of Section 10 of the Master Lease is in full force and effect with respect to the Property.

(1) Labor Matters. Except as set forth on Item 7.1 (1) of Schedule II hereto, there are no strikes, grievances, unfair labor practices, written complaints, or other labor disputes pending or threatened against the Guarantor or its Subsidiaries except for those strikes, grievances, unfair labor practices, written complaints or other labor disputes which could not have a Material Adverse Effect. All payments due from any of the Guarantor or its Subsidiaries pursuant to the provisions of any collective bargaining agreement have been paid or accrued as a liability on the books of the Guarantor or such Subsidiaries unless, in the case of any Subsidiary other than the Lessee, the failure to make such payment could not reasonably be expected to have a Material Adverse Effect.

(m) Environmental Protection. Except as disclosed on Item 7.1(m) of Schedule II hereto (which items, individually or in the aggregate, do not constitute a Material Adverse Environmental Condition): (i) the operations of the Guarantor and each of its Material Subsidiaries comply in all material respects with all Environmental Laws, (ii) the Guarantor and each of its Material Subsidiaries have obtained all material environmental, health and safety Permits necessary for its operation, and all such Permits are in good standing, with all applicable applications or renewals being timely filed, and the Guarantor and each of its Material Subsidiaries are in material compliance with all terms and conditions of such Permits, (iii) none of the operations of the Guarantor or any of its Material Subsidiaries is subject to any material proceeding by or before any Governmental Authority alleging the violation of, or any liability under any, Environmental Laws, (iv) neither the Guarantor nor any of its Material Subsidiaries (including all of their present facilities and operations, as well as its past facilities and operations), is subject to any material outstanding written order or agreement with any Governmental Authority or Person respecting
(A) any Remedial Action, or (B) any Environmental Claims, (v) to the best of the Guarantor's knowledge, none of the operations of the Guarantor or any of its Material Subsidiaries is the subject of any material federal or state investigation under Environmental Laws including any investigation evaluating whether any Remedial Action is needed to respond to a Release of any Hazardous Substance, (vi) none of the operations of the Guarantor or any of its Material Subsidiaries is subject to any other Environmental Law, which could result in a Material Adverse Environmental Condition upon such operations, taken as a whole and (vii) neither the Guarantor nor any of its Material Subsidiaries has received notice that any Hazardous Substance which anyone of them has Released, generated, transported or disposed of has been found at any site at which any third party (including any Governmental Authority) has conducted or is conducting or is required to conduct any Remedial Action.

(n) Copyrights. Patents and Trademarks. The Guarantor and its Subsidiaries own or possess all patents, trademarks, service marks, copyrights and licenses, and all rights with respect to the foregoing, necessary for the conduct of its business as now conducted. To the best of the Guarantor's and the Lessee's knowledge, such ownership or possession do not materially conflict with the rights of others, except for conflicts, which if become the subject of any action or proceedings brought by any third party, including any Governmental Authority, would not have a Material Adverse Effect.

(o) Title. The Guarantor and the Lessee have title to its assets reflected in the balance sheet for the Fiscal Year ended March 31, 2001 referred to in
Section 7.1 (h )(i) (except as set forth on Item 7.1 (0) of Schedule II hereto and except for assets disposed of since such date in the ordinary course of business), and none of the properties and assets of the Guarantor or the Lessee is subject to any Liens, except Liens permitted by this Participation Agreement. The Guarantor and the Lessee enjoy peaceful and undisturbed possession of the Property. Neither the Guarantor nor the Lessee nor, to the Guarantor's and the Lessee's knowledge, any other party to any lease of real property on which facilities operated by the Guarantor or the Lessor is situated is in default of its obligations thereunder or has delivered or received any notice of default under any such lease, nor has any event occurred which, with the giving of notice, the passage of time or both, would constitute a default under any such lease, except for any default which would not have a Material Adverse Effect.

(p) Full Disclosure: Pro Forma Effect of Overall Transaction. Neither this Participation Agreement (including the schedules and exhibits hereto), nor any of the other Operative Documents, nor any written statement prepared or furnished by or on behalf of the Guarantor or the Lessee to a Lessor Party in connection with the negotiation, preparation, execution or performance of this Participation Agreement and the other Operative Documents contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. There is no fact known to the Guarantor or the Lessee which the Guarantor or the Lessee has not disclosed to the Lessor Parties which had or would have a Material Adverse Effect or which would, immediately after giving effect to the Overall Transaction, cause any of the representations and warranties of the Guarantor and the Lessee set forth in this
Section 7.1 to be untrue in any material respect or which would cause any of the statements made herein to be misleading in any material respect.

(q) Seniority. None of the Notes, the Tranche B Loan or the Equity Investment is subordinate or junior in right of payment, in any manner, to any other Indebtedness of the Guarantor or any Indebtedness of the Lessee (except as anticipated under Article XI of this Participation Agreement and other provisions of the Operative Documents).

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

(r) Compliance of Property with Requirements of Law. The contemplated use of the Property by the Lessee and its respective agents, assignees, employees, lessees, licensees and tenants complies in all material respects with all (i) Requirements of Law (including, all zoning and land use laws and Environmental
Laws) and (ii) Insurance Requirements.

(s) Plans and Specifications, Utilities, etc. All water, sewer, electric, gas, telephone and drainage facilities for the Property, all other utilities required to adequately service the Property for its intended use and means of access between the Property and public highways for pedestrians and motor vehicles are available pursuant to adequate permits (including any that may be required under applicable Environmental Laws). All utilities serving the Property are located in, and vehicular access to the Property is provided by, either public rights-of-way abutting the Property or Appurtenant Rights. The Property has adequate rights of access to public ways.

(t) No Adverse Proceedings. There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain under any Environmental Law or any proceeding proposing special or other assessments for public improvements or affecting the Property) pending or, to the best knowledge of the Lessee, threatened, with respect to the Lessee, its Affiliates or the Property or any part thereof which adversely affects the title to the Property, or adversely affects the use, operation or value of, the Property.

(u) Master Lease. Upon the execution and delivery of the Master Lease, (i) the Lessee will have reaffirmed its unconditional acceptance of the Property covered thereby and (ii) no right of offset will exist with respect to any Rent or other sums payable under the Master Lease covering the Property.

(v) Conveyance Instruments. The Conveyance Instruments, when filed and recorded in the jurisdictions specified in the opinion delivered pursuant to Sections 6.1
(f), will create, inter alia, in favor of the Agent, enforceable Liens of record and perfected first priority security interests in the Property, subject to Permitted Exceptions.

(w) Private Offering. Neither the Lessee nor the Guarantor has offered any interest in this Participation Agreement, the Notes, the Tranche B Loan, the Equity Investment, the Master Lease, the Rent or any similar security for sale to, or solicited offers to buy any thereof from, or otherwise directly or indirectly approached or negotiated with respect thereto with, any prospective purchaser other than the Note Purchaser, the Tranche B Banks, the New Partners, the Lessor and the Liquidity Banks, each of which was offered such interest by the Lessee and the Guarantor in a manner that will not require registration of such interests under the Securities Acts or the qualification of any of the Operative Documents under the Trust Indenture Act of 1939, and each of which the Lessee had reasonable grounds to believe, and as to the Note Purchaser, the New Partners, the Tranche B Banks, the Lessor and the Liquidity Banks, after reasonable inquiry does believe, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of such an investment; and, assuming the truthfulness of the representations by the other Lessor Parties herein, the issuance, sale and delivery of the Notes, the funding of the advances thereunder, the funding of the Tranche B Loan and the funding of the Equity Investment and the interests in this Participation Agreement represented thereby under the circumstances contemplated by this Participation Agreement do not require the registration of such Notes, Tranche B Loan, Equity Investment or interests under the Securities Act or the qualification of any of the Operative Documents (or of any indenture in respect of any thereof) under the Trust Indenture Act of 1939, as amended.

Section 7.2 Representations and Warranties of the Guarantor and the Lessee as of each Funding Date after the Initial Funding Date. Each of the Guarantor and the Lessee represents and warrants to each of the Lessor Parties as of each Funding Date after the Initial Funding Date as follows:

(a) Representations and Warranties. The representations and warranties of the Guarantor and the Lessee set forth in the Operative Documents (including the representations and warranties set forth in Section 7.1) are true and correct in all material respects on and as of the Funding Date except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

(b) Liens. Neither the Guarantor nor the Lessee has permitted any Liens to be placed against the Property other than Permitted Liens.

(c) Absence of Default, Etc. No Default or Event of Default has occurred and is continuing. No Default or Event of Default will occur as a result of, or after giving effect to, the funding of the advances under the Notes requested by the Funding Notice on such date.

Section 7.3 Representations and Warranties of the Note Purchaser. The Note Purchaser represents and warrants to each of the Transaction Parties as follows:

(a) ERISA. It is not and will not be purchasing the Notes or funding the advances thereunder with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1) of the Revenue Code), nor will any such assets be used in connection with any other arrangement related to the transactions contemplated hereby, including the Note Purchase Agreement, the Liquidity Agreement or the sale of Commercial Paper.

(b) Corporate Existence. It is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation.

(c) Corporate and Governmental Authorization: No Contravention. The execution, delivery and performance by it of this Participation Agreement and each other Operative Document to which it is or will be a party (i) are within its corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, and (iv) do not contravene, or constitute a default under, its certificate of incorporation or by-laws.

(d) No Lessor Liens. The Property is free and clear of all Lessor Liens created by' it (whether voluntary or involuntary).

(e) Validity. This Participation Agreement constitutes the legal, valid and binding obligation of the Note Purchaser, enforceable against it in accordance with its terms, and each Operative Document executed by it pursuant hereto will, on the due execution and delivery thereof, be its legal, valid and binding obligation, enforceable in accordance with its terms, subject, in each case, as to enforceability, bankruptcy, insolvency, reorganization and other similar laws affecting enforcement of creditor rights generally (insofar as any such law relates to the bankruptcy, insolvency, reorganization or similar event with respect to it) and, as to the availability of specific performance or other injunctive relief, subject to the discretionary power of a court to deny such relief and to general equitable principles.

(f) Private Offering. The Note Purchaser has not offered (or solicited offers for), and will not offer (or solicit offers for), any interest in this Participation Agreement, the Notes, the Tranche B Loan, the Equity Investment, the Master Lease or the Rent, as applicable, in a manner which would require the registration of such interest, Notes, Tranche B Loan or Equity Investment under the Securities Act or the qualification of any of the Operative Documents (or of any indenture in respect of any thereof) under the Trust Indenture Act of 1939, as amended.

Section 7.4 Representations and Warranties of the New Partners. Effective as of the date of execution hereof and as of the Initial Funding Date, each New Partner represents and warrants to each of the other parties hereto as follows:

(a) ERISA. It is not and will not be funding the Equity Investment with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1) of the Revenue Code), nor will any such assets be used in connection with any other arrangement related to the transactions contemplated hereby.

(b) Corporate and Governmental Authorization: No Contravention. The execution, delivery and performance by it of this Participation Agreement and each other Operative Document to which it is or will be a party (i) are within its corporate or limited liability company powers, as applicable, (ii) have been duly authorized by all necessary corporate or limited liability company action, as applicable, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, and (iv) do not contravene, or constitute a default under, its organizational documents.

(c) Validity. This Participation Agreement constitutes the legal, valid and binding obligation of each New Partner, enforceable against it in accordance with its terms, and each Operative Document executed by it pursuant hereto will, on the due execution and delivery thereof, be its legal, valid and binding obligation, enforceable in accordance with its terms, subject, in each case, as to enforceability, bankruptcy, insolvency, reorganization and other similar laws affecting enforcement of creditor rights generally (insofar as any such law relates to the bankruptcy, insolvency, reorganization or similar event with respect to it) and, as to the availability of specific performance or other injunctive relief, subject to the discretionary power of a court to deny such relief and to general equitable principles.

(d) Litigation. There is no litigation, at law or in equity, or any proceeding before any federal, state or municipal board or other governmental or administrative agency or any arbitration pending or, to the knowledge of each New Partner, threatened which is likely to involve any risk of any material judgment or liability not covered by insurance or which may otherwise result in a material adverse effect on such New Partner's ability to perform its obligations under the Operative Documents, or which seeks to enjoin the consummation of, or which questions the validity of, any of the transactions contemplated by this Participation Agreement or any of the other Operative Documents, and no judgment, decree or order of any court, board or other governmental or administrative agency or arbitrator has been issued against or binds such New Partner which has, or could have, a material adverse effect on such New Partner's ability to perform its obligations under the Operative Documents.

(e) Private Offering. No New Partner has offered (or solicited offers for), nor will it offer (or solicit offers for), any interest in the Partnership Interests, this Participation Agreement, the Notes, the Tranche B Loan, the Equity Investment, the Master Lease or the Rent, as applicable, in a manner which would require the registration of such interest, Notes, Tranche B Loan or Equity Investment under the Securities Act or the qualification of any of the Operative Documents (or of any indenture in respect of any thereof) under the Trust Indenture Act of 1939, as amended. Furthermore, assuming the truthfulness of the representations by the other Lessor Parties herein, the issuance, sale and delivery of the Notes, the funding of the advances thereunder, the funding of the Tranche B Loan and the funding of the Equity Investment and the interests in this Participation Agreement represented thereby under the circumstances contemplated by this Participation Agreement do not require the registration of such Notes, Tranche B Loan, Equity Investment or interests under the Securities Act or the qualification of any of the Operative Documents (or of any indenture in respect of any thereof) under the Trust Indenture Act of 1939, as amended.

Section 7.5 Representations and Warranties of the Lessor. Effective as of the date of execution hereof and as of the Initial Funding Date, the Lessor represents and warrants to each of the other parties hereto as follows:

(a) Jurisdiction of Organization. Chief Executive Office. Etc Its jurisdiction of organization, chief executive office and principal place of business, and the place where the documents, accounts and records relating to the Overall Transaction are kept, are located at the location specified below its name on
Schedule I hereto.

(b) Corporate Existence. It is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation.

(c) Corporate and Governmental Authorization: No Contravention. The execution, delivery and performance by it of this Participation Agreement and each other Operative Document to which it is or will be a party (i) are within its corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, and (iv) do not contravene, or constitute a default under, its certificate of incorporation or by-laws.

(d) No Lessor Liens. The Property is free and clear of all Lessor Liens created by it (whether voluntary or involuntary).

(e) Validity. This Participation Agreement constitutes the legal, valid and binding obligation of the Lessor, enforceable against it in accordance with its terms, and each

Operative Document executed by it pursuant hereto will, on the due execution and delivery thereof, be its legal, valid and binding obligation, enforceable in accordance with its terms, subject, in each case, as to enforceability, bankruptcy, insolvency, reorganization and other similar laws affecting enforcement of creditor rights generally (insofar as any such law relates to the bankruptcy, insolvency, reorganization or similar event with respect to it) and, as to the availability of specific performance or other injunctive relief, subject to the discretionary power of a court to deny such relief and to general equitable principles.

(f) Litigation. There is no litigation, at law or in equity, or any proceeding before any federal, state or municipal board or other governmental or administrative agency or any arbitration pending or, to the knowledge of the Lessor, threatened which is likely to involve any risk of any material judgment or liability not covered by insurance or which may otherwise result in a material adverse effect on the Lessor's ability to perform its obligations under the Operative Documents, or which seeks to enjoin the consummation of, or which questions the validity of, any of the transactions contemplated by this Participation Agreement or any of the other Operative Documents, and no judgment, decree or order of any court, board or other governmental or administrative agency or arbitrator has been issued against or binds the Lessor which has, or could have, a material adverse effect on the Lessor's ability to perform its obligations under the Operative Documents.

(g) Private Offering. The Lessor has not offered (or solicited offers for), and will not offer (or solicit offers for), any interest in this Participation Agreement, the Notes, the Tranche B Loan, the Equity Investment, the Master Lease or the Rent, as applicable, in a manner which would require the registration of such interest, Notes, Tranche B Loan or Equity Investment under the Securities Act or the qualification of any of the Operative Documents (or of any indenture in respect of any thereof) under the Trust Indenture Act of 1939, as amended.

(h) Certain Tax Matters. Each of the Lessor and its Affiliates has (a) made or filed all material federal, state, local and foreign income and all other material Tax returns, reports and declarations required by any jurisdiction to which it is subject or properly filed for and received extensions with respect thereto which are still in full force and effect and which have been fully complied with in all material respects, (b) paid all Taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith by appropriate proceedings and for which adequate reserves, to the extent required by GAAP, have been established and (c) to the extent required by GAAP, set aside on their books provisions reasonably adequate for the payment of all estimated taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid Taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Lessor know of no basis for any such claim other than Taxes that the Lessor and/or its Affiliates are contesting in good faith through appropriate proceedings and for which appropriate reserves, to the extent required by GAAP, have been established. Notwithstanding the foregoing, the Lessor shall not be deemed to have breached any of the representations contained herein made as to its Affiliates unless such breach would have a material adverse effect on the Property or the Lessor Parties' security interest, Liens or other rights in the Property and the Collateral.

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

Section 7.6 Representations and Warranties of each Tranche B Bank and each Liquidity Bank. Effective as of the date of execution hereof and as of the Initial Funding Date, each of Tranche B Bank and each Liquidity Bank represents and warrants to each of the other parties hereto as follows:

(a) Existence. It is validly existing and is duly licensed and qualified to operate as a banking corporation (or as an agency or branch, if it is an agency or a branch of a foreign bank) and is in good standing under the laws of the United States or the State of New York or such other State where it is qualified to operate in the United States.

(b) Authorization: Validity. The execution, delivery and performance by it of this Participation Agreement and each other Operative Document to which it is or will be a party have been duly authorized. This Participation Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, and each Operative Document executed by it pursuant hereto will, on the due execution and delivery thereof, be its legal, valid and binding obligation, enforceable in accordance with its terms, subject, in each case, as to enforceability, bankruptcy, insolvency, reorganization and other similar laws affecting enforcement of creditor rights generally (insofar as any such law relates to the bankruptcy, insolvency, reorganization or similar event with respect to it) and, as to the availability of specific performance or other injunctive relief, subject to the discretionary power of a court to deny such relief and to general equitable principles.

(c) Private Offering. It has not offered (or solicited offers for), and will not offer (or solicit offers for), any interest held by it in this Participation Agreement, the Notes, the Tranche B Loan, the Equity Investment, the Master Lease or the Rent, as applicable, in a manner which would require the registration of such interest, Notes, Tranche B Loan or Equity Investment under the Securities Act or the qualification of any of the Operative Documents (or of any indenture in respect of any thereof) under the Trust Indenture Act of 1939, as amended.

                                  ARTICLE VIII

                                    COVENANTS

Section 8.1 Affirmative Covenants of Guarantor and Lessee. Each of the Guarantor and the Lessee hereby agrees for the benefit of the Lessor Parties that, until all Commitments have terminated and all Obligations have been paid and performed in full, it will, and, to the extent required, will cause each of its Subsidiaries to, perform the obligations set forth in this Section 8.1.

(a) Conduct of Business.

(i) Corporate Existence: Maintenance of Properties. The Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, material rights, and those of its Subsidiaries except to the extent that the Guarantor's failure to do so will not have a Material Adverse Effect; Provided, however, that the corporate existence and material rights of the Lessee shall always be preserved and kept in full force and effect. The Guarantor (a) will cause all of its material properties and those of its

Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all reasonably necessary equipment, and (b) will cause to be made all reasonably necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Guarantor may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; Provided, however, that nothing in this Section 8.1 (a) shall prevent the Guarantor from discontinuing the operation and maintenance of any of its properties or those of its Subsidiaries if such discontinuance is, in the reasonable discretion of the Guarantor, desirable in the conduct of its or their business and would not have a Material Adverse Effect; Provided, further, that the Property shall always be maintained and operated in accordance with the Master Lease.

(ii) Compliance with Laws, Contracts, Licenses, and Permits. The Guarantor will, and will cause each of its Subsidiaries to, comply with (A) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws which may be in effect from time to time, (B) the provisions of its charter documents and by-laws, (C) all agreements and instruments by which it or any of its properties or business may be bound and (D) all applicable decrees, orders, and judgments; if in each such case failure to comply would have a Material Adverse Effect. If at any time any authorization, consent, approval, permit or license from any office, agency or instrumentality of any government shall become necessary or required in order that the Guarantor may fulfill any of the Obligations, the Guarantor will promptly take or cause to be taken all reasonable steps within the power of the Guarantor to obtain such authorization, consent, approval, permit or license and furnish the Lessor Parties with evidence thereof.

(b) Insurance. The Guarantor and the Lessee shall keep their respective assets which are of an insurable character insured by financially sound and reputable insurers (or make adequate and prudent provisions for self insurance) against loss or damage (i) to the extent and in the manner customary for companies in similar businesses similarly situated and (ii) to the extent such coverage is available on commercially reasonable terms. Without limiting the generality of the foregoing, the Lessee shall maintain insurance on and with respect to the Property in accordance with the relevant provisions of the Master Lease.

(c) Records and Accounts. The Guarantor and the Lessee will each (i) keep true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP, and (ii) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves.

(d) Reports. The Guarantor. shall deliver to the Lessor Parties:

(i) Promptly (but in no event later than five (5) Business Days after obtaining knowledge thereof) upon any principal officer of the Guarantor or the Lessee obtaining knowledge of any Default or Event of Default, a certificate of a Responsible Officer of the Guarantor specifying the nature and period of existence thereof and what action has been taken, is being taken or is proposed to be taken with respect thereto.

(ii) As soon as available, and in any event within sixty (60) days after the last day of each of the first three Fiscal Quarters of each Fiscal Year, commencing with the Fiscal Quarter ending immediately after the Initial Funding Date the consolidated and consolidating balance sheets of the Guarantor as at the end of such quarter and the consolidated and consolidating statements of income, retained earnings and cash flows of the Guarantor for such quarter and for the portion of the current Fiscal Year then ended, all in reasonable detail and accompanied by a certificate from the Chief Financial Officer or the Senior Vice President - Finance of the Guarantor stating that such statements have been properly prepared in accordance with the books and records of the Guarantor and fairly present the financial condition and operations of the Guarantor subject only to normal year-end audit adjustments.

(iii) As soon as available, and in any event within one hundred and five (105) days after the end of each Fiscal Year, the consolidated and consolidating balance sheets of the Guarantor as at the end of such year and the consolidated and consolidating statements of income, retained earnings and cash flows of the Guarantor for such Fiscal Year, setting forth in each case in comparative form the consolidated figures for the Guarantor for the previous Fiscal Year (all in reasonable detail), which consolidated statements of the Guarantor shall be audited by KPMG, or other independent public accountants of recognized national standing selected by the Guarantor, and accompanied by a letter of such accountants that such financial statements have been prepared in accordance with GAAP .

(iv) Together with the financial statements delivered pursuant to clause (ii) and clause (iii), a certificate of the Chief Financial Officer or the Senior Vice President- Finance of the Guarantor setting forth a computation showing compliance by the Guarantor with the financial tests set forth in Section 8.3 hereof, certifying as to the Lessee's compliance with the maintenance requirements for the Property set forth in the Master Lease, and stating that such officer has caused the provisions of this Participation Agreement to be reviewed and has no knowledge of any Default or Event of Default, or, if such signing officer has such knowledge, specifying such Default or Event of Default and the nature thereof, and what action the Guarantor has taken, is taking, or proposes to take with respect thereto (the "Compliance Certificate").

(v) Promptly upon its receipt thereof, copies of all audit reports (including so-called "management letters") submitted by independent public accountants in connection with each annual, interim or special audit of the financial statements of the Guarantor or any of its Subsidiaries made by such accountants.

(vi) Promptly and in any event within thirty (30) days after the Guarantor, any of its Subsidiaries or any ERISA Affiliate knows or has reason to know that any ERISA Reportable Event has occurred.

(vii) Upon request of any Lessor Party, a copy of the most recent actuarial statement required to be submitted under ss. 103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and promptly upon receipt or dispatch, any notice, report, demand or letter sent or received in respect of a Guaranteed Pension Plan under ss.ss.302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under ss.ss.4041A, 4202, 4219, 4242, or 4245 of ERISA.

(viii) Promptly and in any event within thirty (30) days after notice or knowledge thereof, notice that the Guarantor or any of its Subsidiaries has become subject to the tax on prohibited transactions imposed by Section 4975 of the Revenue Code in an amount which has, individually or in the aggregate, a reasonable likelihood of resulting in a Material Adverse Effect, together with a copy of Form 530.

(ix) As soon as available, copies of all notices, proxy statements, reports and financial statements which the Guarantor or any of its Subsidiaries shall send or make available to its shareholders and all registration statements and reports which the Guarantor or any of its Subsidiaries shall file with the Securities and Exchange Commission.

(x) With reasonable promptness. such other information respecting the business. properties. assets. operations or condition. financial or otherwise. of the Guarantor or any of its Subsidiaries as from time to time any of the Lessor Parties may reasonably request.

(e) Right to Inspect Premises and Records. The Guarantor and the Lessee will agree to all reasonable requests by the Lessor Parties (i) to make extracts from the books of account and financial records of the Guarantor or the Lessee solely for its own use in connection with the Obligations of the Lessee and the Guarantor under the Operative Documents, (ii) to provide the Lessor Parties or its authorized representatives, during normal business hours or such other time as agreed upon by the parties, at the offices of the Guarantor, all books and records for inspections or consultation in connection with the Guarantor's and Lessee's compliance and performance of the obligations under the Operative Documents, and (iii) to authorize the Lessor Parties or its authorized representatives (collectively, the "Inspecting Parties") right of access and entry on the Property for inspection of any or all components of the Property; Provided, however, at any time no Default or Event of Default shall have occurred and be continuing, a Lessor Party shall give the Guarantor and the Lessee written notice no later than five (5) Business Days prior to the day of inspection. In connection with any such inspections of the Property, the Inspecting Parties may conduct, to the extent relevant, environn1ental testing and sampling. All such inspections shall be at the expense and risk of the Inspecting Parties, except that if an Event of Default or Default has occurred and is continuing, the Lessee shall reimburse the Inspecting Parties for the reasonable costs of such inspections and such inspections shall be at the Lessee's risk, excluding the gross negligence or willful misconduct of an Inspecting Party. The Lessee shall furnish to the Inspecting Parties statements that are, to the best of the Lessee's knowledge after reasonable inquiry, accurate in all material respects, regarding the condition and state of repair of the Property at such times as may be reasonably requested; Provided, however, the Lessor Parties shall not require such statements more than once a year so long as no Default or Event of Default shall have occurred and be continuing. No inspection shall unreasonably interfere with the Lessee's operations or the operations of any other occupant of the Property. None of the Inspecting Parties shall have any duty to make any such inspection or inquiry and none of the Inspecting Parties shall incur any liability or obligation by reason of not making any such inspection or inquiry. None of the Inspecting Parties shall incur any liability or obligation by reason of making any such inspection or inquiry unless and to the extent, so long as no Default or Event of Default has occurred and is continuing at the time of inspection, such Inspecting Party causes damage to the Property or any property of the Lessee or any other Person during the course of such inspection.

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

(f) Payment of Liabilities. The Guarantor shall pay and discharge, and shall cause each of its Subsidiaries to pay and discharge, at or before their maturity or in accordance with customary trade terms, all of their respective Indebtedness due and payable, except where such Indebtedness is contested in good faith and by appropriate proceedings diligently conducted and reserves or other appropriate provisions, if any, as shall be required by GAAP, shall have been made therefore, and except to the extent otherwise provided by any subordination provisions applicable to such Indebtedness, unless, in the case of the Guarantor or any such Subsidiary other than the Lessee, failure to pay or discharge such Indebtedness could not reasonably be expected to have a Material Adverse Effect.

(g) Payment of Charges and Indebtedness. The Guarantor shall, and shall cause each of its Subsidiaries to, timely file or cause to be filed all tax returns, and shall timely pay and discharge all taxes and other governmental charges and assessments, due and payable, and shall pay all claims for labor, materials or supplies which if unpaid might by law become a Lien or charge upon any property of the Guarantor or any of its Subsidiaries; provided, however, that any such taxes and other governmental charges and assessments or claims, the nonpayment of which would not be reasonably likely to have a Material Adverse Effect, need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Guarantor or such Subsidiary shall, in accordance with GAAP, have set aside on its books adequate reserves with respect thereto; and provided further, however, that the Guarantor shall, and shall cause each Subsidiary to, pay all such taxes, governmental charges, assessments or claims forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefore. The obligations of the Guarantor under this Section 8.1(g) with respect to the filing of tax returns and the payment of taxes, governmental charges, assessments and claims shall survive the payment, prepayment or redemption of the Notes, the Tranche B Loan and the Equity Investment and the termination of this Participation Agreement and the other Operative Documents.

(h) Material Change in Business. The primary business of the Guarantor, the Lessee and the Guarantor's Subsidiaries shall continue to be developing and publishing products for interactive electronic media.

(i) Compliance with Securities Laws. Except for non-compliance which, individually or collectively, does not have a Material Adverse Effect, (i) any and all purchases or redemptions by the Guarantor and/or any of its Subsidiaries of any securities issued by the Guarantor or any of its Subsidiaries or any other Person shall be effected in compliance with all applicable Requirements of Law, including, but not limited to, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and (ii) any and all offers to sell and sales of securities or of obligations of the Guarantor or any of its Subsidiaries evidenced by notes, bonds, debentures or similar instruments, shall be effected in compliance with all applicable Requirements of Law, including, but not limited to, the Trust Indenture Act of 1939, as amended.

(j) Application of Proceeds. The proceeds of the Notes, the proceeds of the Tranche B Loan and the funding of the Equity Investment shall only be used as contemplated by the Operative Documents.

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

(k) Environmental Protection.

(i) The Guarantor shall, and shall cause each of its Material Subsidiaries to,
(i) comply in all material respects with the requirements of all Environmental Laws applicable to it, except where such non-compliance could not reasonably be expected to result in a material impairment in the value of, or a material liability with respect to the affected premises, (ii) notify the Lessor Parties promptly in the event of any Release, Environmental Claim or other Adverse Environmental Condition from, upon or affecting any premises owned or occupied by the Guarantor or any Material Subsidiary which Release, Environmental Claim or Adverse Environmental Condition could result in a Material Adverse Effect or a material impairment of the value of, or a material liability with respect to, such premises and (iii) promptly forward to the Lessor Parties copies of all orders, notices, permits, applications or other communications and reports in connection with any such Release, Environmental Claim or other Adverse Environmental Condition or any other matter relating to the Environmental Laws as they may affect such premises which could result in a Material Adverse Effect or result in a material impairment of the value of, or material liability with respect to, such premises. The covenants provided for herein shall survive the payment or redemption of the Notes and the Equity Investment and the termination of this Participation Agreement and the other Operative Documents.

(ii) The Guarantor shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless the Lessor Parties, their respective Subsidiaries and Affiliates, and the respective managers, members, directors, officers, employees and agents of any of the foregoing as to any environmental matter as provided in Article XIII hereof.

(iii) Without limiting the foregoing, the Guarantor and the Lessee will comply at all times with the environmental provisions of the Participation Agreement and the Environmental Indemnity Agreement and shall take all actions necessary or required to preserve all indemnities and other remedies available under the Participation Agreement and the Environmental Indemnity Agreement.

(1) Ownership of the Lessee. The Guarantor shall at all times maintain direct or indirect ownership of 100% of the issued and outstanding Stock of the Lessee (including all rights to subscribe for, purchase (including by conversion of any other security) or otherwise acquire any such Stock), free and clear of all Liens.

(m) Notice of Change in Name, Identity or Address. Each of the Guarantor and the Lessee shall provide the Lessor Parties thirty (30) days prior written notice of any change in its name, its jurisdiction of organization or the address of its chief executive office, principal place of business or the office where it keeps its records concerning its accounts and the Property leased by the Lessee under the Master Lease.

(n) Further Assurances. The Guarantor and the Lessee shall take or cause to be taken from time to time all action reasonably necessary to assure that the intent of the parties pursuant to the Operative Documents is given effect as contemplated by Section 5.1 hereof, and that the Lessor and the Agent, for the benefit of the other Lessor Parties, as each such Lessor Party's respective interests may appear, holds a first priority perfected Lien on the Property and the Master Lease, securing the amounts due thereon or under the Operative Documents. The Guarantor and the Lessee shall execute and deliver, or cause to be executed and delivered, to the Lessor Parties from time to time, promptly upon request therefore, any and all other and further instruments (including correction instruments and supplemental mortgages and security agreements, as appropriate) that may be reasonably requested by the Lessor Parties to cure any deficiency in the execution and delivery of this Participation Agreement or any other Operative Document to which it is a party.

(o) No Disposition of the Property. The Lessee shall not sell, contract to sell, assign, lease, transfer, conveyor otherwise dispose of, or permit to be sold, assigned, leased, transferred, conveyed or otherwise disposed of, the Property or any part thereof except as expressly permitted by the Operative Documents.

(p) Defense of Title. The Lessee will, at all times, at its own cost and expense, warrant and defend the title of the Lessor to the Property except with respect to Lessor Liens.

Section 8.2 Negative Covenants. The Guarantor hereby covenants and agrees, subject to Section 15.5 hereof, for the benefit of the Lessor Parties from and after the Documentation Date and until all Commitments have terminated and all Obligations have been paid and performed in full:

(a) Limitations on Indebtedness. Neither the Guarantor nor any of its Subsidiaries, including the Lessee, shall create, incur, assume or permit to exist any Indebtedness except for Indebtedness which, in aggregate, on a pro forma basis, would not result in a violation by the Guarantor of the financial covenants set forth in Section 8.3 ("Permitted Indebtedness").

(b) Limitation on Liens, Etc. Neither Guarantor nor any of its Subsidiaries shall create, incur, assume or permit to exist any Lien on or with respect to any of its assets or property of any character, whether now owned or hereafter acquired, except for Permitted Liens.

(c) Asset Dispositions. Neither the Guarantor nor any of its Subsidiaries shall sell, lease, transfer or otherwise dispose of any of its assets or property, whether now owned or hereafter acquired, except for the following:

(i) Sales of inventory and products by the Guarantor and its Subsidiaries in the ordinary course of their businesses;

(ii) Sales of surplus, damaged, worn or obsolete equipment or inventory for not less than fair market value;

(iii) Sales or other dispositions of Investments permitted by clauses (i) and
(iii) of Section 8.2(e) below for not less than fair market value;

(iv) Sales or assignments of defaulted receivables to a collection agency in the ordinary course of business;

(v) Licenses by the Guarantor or its Subsidiaries of its patents, copyrights, trademarks, trade names and service marks in the ordinary course of its business provided that, in each case, the terms of the transaction are terms which then would prevail in the market for similar transactions between unaffiliated parties dealing at arm's length;

(vi) Sales or other dispositions of assets and property by the Guarantor to any of the Guarantor's Subsidiaries or by any of the Guarantor's Subsidiaries to the Guarantor or any of its other Subsidiaries, provided that, on the date of any such sale or disposition, the Guarantor and such Subsidiary each reasonably believes that such sale or disposition is made on terms which are no less favorable to the Guarantor then would prevail in the market for similar transactions between unaffiliated parties dealing at arm's length; and

(vii) Other sales, leases, transfers and disposals of assets and property for not less than fair market value, provided that the net proceeds from any such sale, lease, transfer or disposal shall not exceed ten percent (10%) of the consolidated total assets of the Guarantor and its Subsidiaries immediately prior to such sale, lease, transfer or disposal.

provided, however, that the foregoing exceptions shall not be construed to permit any sales, leases, transfers or disposals of any of the Property, except as expressly permitted by the Master Lease or any of the other Operative Documents.

(d) Mergers, Acquisitions, Etc. Neither the Guarantor nor any of its Subsidiaries shall consolidate with or merge into any other Person or permit any other Person to merge into it, establish any new Subsidiary, acquire any Person as a new Subsidiary or acquire all or substantially all of the assets of any other Person, except for the following:

(i) Any Subsidiary of the Guarantor (other than the Lessee) may merge or consolidate with any other Subsidiary of Guarantor;

(ii) Any Subsidiary of the Guarantor (other than the Lessee) may merge or consolidate with the Guarantor, provided that the Guarantor is the surviving corporation; and

(iii) The Guarantor may merge or consolidate with any other corporation, establish a new Subsidiary, acquire any Person as a new Subsidiary or acquire all or substantially all of the assets of any other Person, provided that (A) in the case of any merger or consolidation, either (1) the Guarantor is the surviving corporation or (2) the surviving corporation (y) is a Solvent United States corporation with a financial condition equal to or better than the financial condition of the Guarantor immediately prior to such merger or consolidation and (z) assumes all of the obligations of the Guarantor in a manner reasonably acceptable to the Consenting Parties; (B) no Default or Event of Default has occurred and is continuing at the time of such merger, consolidation, establishment or acquisition or will occur after giving effect to such merger, consolidation or acquisition; and (C) based upon a pro forma Compliance Certificate provided to the Agent on behalf of the Lessor Parties immediately prior to the consummation of any such merger, consolidation or acquisition, the Guarantor shall continue to be in compliance with each of the financial covenants set forth in Section 8.3 hereof immediately after giving effect to such merger, consolidation or acquisition.

(e) Investments. Neither the Guarantor nor any of its Subsidiaries shall make any Investment except for the following:

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

(i) Investments by the Guarantor and its Subsidiaries in Cash Equivalents;

(ii) Any transaction permitted by Section 8.2(a);

(iii) Money market mutual funds registered with the Securities and Exchange Commission, meeting the requirements of Rule 2a- 7 promulgated under the Investment Company Act of 1940;

(iv) Investments listed in Item 8.2(e) of Schedule II hereto existing on the date of this Participation Agreement;

(v) Investments in Guarantor's Affiliates and Subsidiaries; and

(vi) Other Investments, provided that the Guarantor shall continue to be in compliance with each of the financial covenants set forth in Section 8.3 hereof immediately after giving effect to each such Investment, and provided further that before making any such Investment in an amount greater than $25,000,000, the Guarantor shall provide the Agent on behalf of the Lessor Parties a pro forma Compliance Certificate to the effect that such Investment will not otherwise violate this clause (vi).

(f) Dividends, Redemptions, Etc. Neither the Guarantor nor any of its Subsidiaries shall (i) pay any dividends or make any distributions on its Stock;
(ii) purchase, redeem, retire, defease or otherwise acquire for value any of its Stock; (iii) return any capital to any holder of its Stock as such; (iv) make any distribution of assets, Stock, obligations or securities to any holder of its Stock as such; or (v) set apart any sum for any such purpose (each act described in clauses (i), (ii), (iii), (iv) and (v) being a "Distribution"); except under the following conditions:

(A) No Event of Default shall have occurred and be continuing;

(B) The Guarantor shall continue to be in compliance with each of the financial covenants set forth in Section 8.3 hereof immediately after giving effect to each such Distribution; and

(C) If the Distribution (in cash or value) is in an amount greater than $25,000,000, the Guarantor shall have provided to the Agent on behalf of the Lessor Parties a pro forma Compliance Certificate to the effect that the Guarantor shall continue to be in compliance with each of its financial covenants set forth in Section 8.3 hereof immediately after giving effect to such Distribution.

Notwithstanding the foregoing, a conversion of the Guarantor's Class B Common Stock into the Guarantor's Class A Common Stock shall not be deemed a Distribution for the purpose of this Section 8.2(f).

(g) Employee Benefit Plans. Neither the Guarantor nor any ERISA Affiliate will:

(i) engage in any "prohibited transaction" within the meaning of ss.406 of ERISA or ss.4975 of the Revenue Code which could result in a material liability for the Guarantor or any of its Subsidiaries; or

(ii) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in ss.302 of ERISA, in excess of $1,000,000, whether or not such deficiency is or may be waived; or

(iii) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of the Guarantor or any of its Subsidiaries pursuant to ss.302(f) or ss.4068 of ERISA; or

(iv) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of ss.4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such plans by more than $1,000,000, disregarding for this purpose the benefit liabilities and assets of any such plan with assets in excess of benefit liabilities.

(h) Prohibited Uses of Proceeds. The Guarantor and the Lessee shall not directly or indirectly, use the proceeds of any financial accommodations provided hereunder in any manner which would result in a violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

(i) Transactions with Affiliates. The Guarantor shall not and shall not permit any of its Subsidiaries to, enter into any transaction with any Affiliate on terms that are less favorable to the Guarantor or such Subsidiary, as the case may be, than terms which might be obtained at the time from Persons that are not Affiliates if a Default or Event of Default shall be continuing hereunder immediately prior to such transaction or would occur under Section 18 of the Master Lease on a pro forma basis after giving effect to such transaction.

(j) Additional Activities Prohibited. The Lessee shall not engage in any business or activity, whether or not engaged in for gain or other pecuniary advantage, other than leasing the Property from the Lessor pursuant to the Master Lease and leasing from SELCO that certain real property subject to the December 2000 Lease.

Section 8.3 Financial Covenants. The Guarantor hereby covenants and agrees, subject to Section 15.5 hereof, for the benefit of the Lessor Parties from and after the Documentation Date and until all Commitments have terminated and all Obligations have been paid and performed in full:

(a) Consolidated Net Worth. The Guarantor shall not permit the Consolidated Net Worth of the Guarantor at any time (such day on which the Consolidated Net Worth of the Guarantor is measured shall be referred to herein as a "determination date") which commences after the Documentation Date to be less than the sum on such determination date of the following:

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

(i) Ninety percent (90%) of the Consolidated Net Worth of the Guarantor as of September 30, 2000;

                                      plus

(ii) Seventy-five percent (75%) of the sum of the positive net income of the Guarantor for each quarter after September 30,2000;

                                      plus

(iii) Seventy-five percent (75%) of net equity proceeds (excluding equity issued through the ESOP or employee stock purchase plans) and equity issued pursuant to the conversion of debt for each quarter after September 30, 2000.

(b) Fixed Charge Coverage Ratio. The Guarantor shall not permit the ratio of its Consolidated EBITDAR to Consolidated Fixed Charges as of the end any measurement period to be less than 3.00:1.00. For purpose of this paragraph, "measurement period" shall mean, with respect to any four fiscal quarter period, the period of four fiscal quarters ending on the last day of such fiscal quarter.

(c) Total Consolidated Debt to Total Consolidated Capital. The Guarantor shall not, at any time, permit its Total Consolidated Debt to exceed sixty percent (60%) of its Total Consolidated Capital.

(d) Quick Ratio. The Guarantor shall not, at any time, permit the ratio of the sum its cash and Cash Equivalents and accounts receivables (net reserves) to Total Consolidated Debt to be less than 1.00: 1.00 for those fiscal quarters ending on June 30 and September 30 and 1.75:1.00 for those fiscal quarters ending on December 31 and March 31.

ARTICLE IX

COVENANTS OF THE LESSOR, THE NEW PARTNERS, THE NOTE PURCHASER, THE TRANCH B BANKS AND THE LIQUIDITY BANKS

Section 9.1 General Covenants of the New Partners. the Lessor and the Note Purchaser. Each of the New Partners, the Lessor and the Note Purchaser hereby covenants and agrees, individually and not jointly, that so long as this Participation Agreement and the other Operative Documents are in effect:

(a) it will not create, incur, assume or suffer to exist any Lessor Lien attributable to such Person upon the Master Lease or the Property (other than as contemplated by any of the Operative Documents); and

(b) it will remove, at its sole expense, any Lessor Lien created or incurred by it and attributable to it upon the Master Lease or the Property (other than such Liens as are contemplated by any of the Operative Documents).

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

Section 9.2 Specific Covenants of the Lessor. The Lessor hereby covenants and agrees, for the benefit of the Lessee, that so long as this Participation Agreement and the other Operative Documents are in effect:

(a) the representations and warranties of the Lessor contained in the Note Purchase Agreement shall be true and correct in all material respects on and as of the date of each Note Purchase, as though made on and as of such date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date;

(b) it will comply with each of its covenants set forth in the Note Purchase Agreement (including, without limitation, (i) to timely present all requests and information necessary to cause the Note Purchaser to purchase the Notes and fund the advances to be made thereunder as and when required under the Note Purchase Agreement and (ii) to not cause an Acceleration Event or an Unmatured Acceleration Event to occur and be continuing) except to the extent such failure to comply is a result of a breach by the Guarantor or the Lessee of its obligations under this Participation Agreement or any of the other Operative Documents;

(c) when it receives funds from the Note Purchaser or the Tranche B Banks, it will transmit such funds to the Lessee or as the Lessee may direct without deduction or offset as and when required under this Participation Agreement and the other Operative Documents;

(d) when it receives funds from the Lessee, it will transmit such funds to the Note Purchaser, the Tranche B Banks and the Liquidity Banks (as applicable) without deduction or offset as and when required under this Participation Agreement, the Note Purchase Agreement and the other Operative Documents;

(e) it will keep complete and accurate books and records of the transactions involving the Lessor arising under this Participation Agreement, the Note Purchase Agreement and the other Operative Documents; and

(f) so long as no Default or Event of Default shall have occurred and be continuing, it will not assign its Equity Investment or its interest in the Operative Documents without the prior written consent of the Lessee (which consent shall not be unreasonably withheld).

Section 9.3 Specific Covenants of the New Partners. Each New Partner hereby covenants and agrees, for the benefit of the Lessee, that so long as this Participation Agreement and the other Operative Documents are in effect:

(a) they, jointly and severally, will cause the Lessor to comply with each of its covenants set forth in this Participation Agreement and the other Operative Documents (including, without limitation, (i) to timely present all requests and information necessary to cause the Note Purchaser to purchase the Notes and fund the advances to be made thereunder as and when required under the Note Purchase Agreement and (ii) to not cause an Acceleration Event or an Unmatured Acceleration Event to occur and be continuing) except to the extent such failure to comply is a result of a breach by the Guarantor or the Lessee of its obligations under this Participation Agreement or any of the other Operative Documents;

(b) when the Lessor receives funds from the Note Purchaser or the Tranche B Banks, they, jointly and severally, will cause the Lessor to transmit such funds to the Lessee or as the Lessee may direct without deduction or offset as and when required under this Participation Agreement and the other Operative Documents;

(c) when the Lessor receives funds from the Lessee, they, jointly and severally, will cause the Lessor to transmit such funds to the Note Purchaser, the Tranche B Banks and the Liquidity Banks (as applicable) without deduction or offset as and when required under the Note Purchase Agreement and the other Operative Documents;

(d) they, jointly and severally, will cause the Lessee to keep complete and accurate books and records of the transactions involving the Lessor arising under this Participation Agreement, the Note Purchase Agreement and the other Operative Documents;

(e) the New Partners will not assign their respective Equity Investment or their respective interests in the Operative Documents without the prior written consent of the Lessee and the Note Purchaser (which consents shall not be unreasonably withheld);

(f) they, jointly and severally, will provide the Lessee with copies of (i) each return, report and declaration filed by the Lessor or Selco Redwood, LLC with respect to Structural Impositions or Prior Impositions which may be the subject of an indemnity hereunder, (ii) any communication with a Governmental Authority with respect to Structural Impositions or Prior Impositions of the Lessor or Selco Redwood, LLC which may be the subject of an indemnity hereunder and (iii) any return, report, declaration or communication with a Governmental Authority with respect to the Lessor or Selco Redwood, LLC which relates to any Imposition which is a property tax or similar tax; and

(g) they, jointly and severally, agree to execute and file Internal Revenue Service Form 8832 (and any corresponding state form) with respect to Selco Redwood, LLC (and thereby elect to treat Selco Redwood, LLC as a corporation for income and franchise tax purposes) within five (5) days after the date such form or forms have been provided to the New Partners by the Lessee.

Section 9.4 Specific Covenant of the Note Purchaser. The Note Purchaser hereby covenants and agrees, for the benefit of the Lessee, that so long as this Participation Agreement and the other Operative Documents are in effect and no Event of Default or Default shall have occurred and be continuing, it shall purchase the Notes and make advances under the Notes in accordance with the terms and conditions of this Participation Agreement and the Note Purchase Agreement.

Section 9.5 Other Covenants of the Lessor Parties. To the extent not otherwise provided above, each of the Lessor Parties severally hereby covenants and agrees, for the benefit of the Lessee, that so long as this Participation Agreement and the other Operative Documents are in effect and no Event of Default or Default shall have occurred and be continuing, it will comply with each of its covenants set forth in the Operative Documents to which such Person is a party, except to the extent such failure to comply directly or indirectly arises out of, or relates to (or is alleged to have arisen out of or be related to) a breach by the Guarantor or the Lessee of its obligations under this Participation Agreement or any of the other Operative Documents.

Section 9.6 Notices Under the Note Purchase Agreement and the Liquidity Documentation. Each of the Lessor and the Note Purchaser hereby agrees that it shall promptly (but in any event no later than ten (10) Business Days after delivery thereof), deliver to the Guarantor a copy of each notice sent by it under the Note Purchase Agreement and the Liquidity Documentation to any other party thereto.

ARTICLE X

PAYMENT OF CERTAIN EXPENSES; OPTIONAL APPRAISALS

The Lessee agrees, for the benefit of the Lessor, that:

Section 10.1 Transaction Expenses. The Lessee shall pay, or cause to be paid, from time to time all Transaction Expenses. Transaction Expenses may, subject to the conditions hereof, be paid with the proceeds of the Notes, the Tranche B Loan and/or the funding of any portion of the Equity Investment.

Section 10.2 Stamp Taxes. The Lessee shall pay or cause to be paid any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Participation Agreement and the other Operative Documents.

Section 10.3 Note Purchase Agreement and Related Obligations. The Lessee shall pay, before the delinquency date thereof, all costs, expenses and other amounts (other than amounts that, pursuant to the Operative Documents, are specifically required to be paid by any Lessor Party or that arise out of or in connection with a default by the Lessor under the Operative Documents that does not directly or indirectly arise out of or relate to a breach by the Guarantor or the Lessee of its obligations under any of the Operative Documents) required to be paid by the Lessor under this Participation Agreement, the Note Purchase Agreement, any Note, the Asset Purchase Agreement or the Liquidity Agreement.

Section 10.4 Optional Appraisals. If the Lessee elects the Remarketing Option pursuant to Section 12.1 of the Master Lease, then any Lessor Party may, at the sole option of each party, respectively, but at the expense and cost of the Lessee, require reports of one or more independent appraisers selected by the requesting parties, which reports shall state, in a manner reasonably satisfactory to the requesting parties, the following:

(a) the appraiser's determination of the Fair Market Value of the Property as of
(i) the day on which the Remarketing Option was elected and (ii) the Financing Termination Date; and

(b) such other matters as the Lessor Parties may reasonably request.

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

Upon any party's delivery of written notice to the Guarantor that any of the referenced parties is requiring delivery of appraisals pursuant to this Section 10.4, the Guarantor shall cause such reports to be delivered to the requesting party no later than thirty (30) days after such notice.

ARTICLE XI

APPLICATION OF PAYMENTS

Section 11.1 Consenting Parties: Voting Rights of Lessor Parties in Connection with Direction of the Agent.

(a) In accordance with Article XIV hereof and subject to Section 15.5 hereof, all actions taken by the Agent prior to the occurrence and continuance of an Event of Default, and all amendments, modifications, consents or approvals with respect to any Operative Documents, shall be taken solely at the direction of the Consenting Parties. The Lessee and the Guarantor shall be entitled to rely on all such actions by the Agent and amendments, modifications, consents and approvals entered into or provided by the Agent as authorized by the Consenting Parties without inquiry or investigation.

(b) The "Consenting Parties" shall mean, with respect to amendments, modifications, consents or approvals with respect to any Operative Document, (i) at any time the Outstanding Lease Balance is greater than $0, the (x) Note Purchaser and (y) the other Lessor Parties whose aggregate percentage of the Outstanding Lease Balance equals or exceeds sixty-six and two-thirds percent (66-2/3%); and (ii) at any time the Outstanding Lease Balance is $0, (x) the Note Purchaser and (y) the other Lessor Parties whose portion of the Aggregate Commitment Amount equals or exceeds sixty-six and two-thirds percent (66-2/3%); provided, however, that "Consenting Parties" shall not include the Note Purchaser at any time during which all of the Notes have been funded and/or purchased by the Liquidity Banks pursuant to the Liquidity Documentation. For purposes of calculating each Lessor Party's percentage of the Outstanding Lease Balance or portion of the Aggregate Commitment Amount, so long as the Liquidity Banks have an obligation to fund the Aggregate Note Purchase Commitment pursuant to the Liquidity Agreement or have purchased the Notes from the Note Purchaser pursuant to the Asset Purchase Agreement, each Liquidity Bank shall be deemed to hold a percentage or portion (as applicable) calculated based upon its Percentage as provided pursuant to the Asset Purchase Agreement. (Thus, for example, if the Outstanding Lease Balance is $100,000,000, consisting of $3,500,000 (principal amount) of Equity Investment, $20,000,000 (principal amount) of the Tranche B Loan made by one Tranche B Bank and $76,500,000 (principal amount) of outstanding Notes, and each of four Liquidity Banks' Percentage under the Asset Purchase Agreement is exactly 25%, then the Lessor's percentage of the Outstanding Lease Balance would be 3.500%, the Tranche B Bank's percentage of the Outstanding Lease Balance would be 20.000% and each Liquidity Bank's percentage of the Outstanding Lease Balance would be 19.125%).

Section 11.2 Application of Payments made by the Lessee and Guarantor Pursuant to the Operative Documents prior to the Occurrence and Continuance of any Event of Default. Prior to the occurrence and continuance of any Event of Default, moneys received by the Lessor (or by the Agent on behalf of the Lessor), including, without limitation, funds deposited in the

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Prepayment Account, shall be paid to the Person or Persons entitled thereto after being applied as follows:

(a) Basic Rent shall be applied pro rata to satisfy the obligations of the Lessor with respect to the Note Interest Amount, the Tranche B Interest Amount, the Yield Amount and any other costs related to the Notes, the Tranche B Loan and the Equity Investment.

(b) Interest (if any) on the Lessee Loans;

(c) Payments made pursuant to Sections 4.3, 4.4, 4.6, 4.8, 11.4, 11.5 and
Article XIII hereof shall be applied as specified therein.

(d) All other payments made by or on behalf of the Lessee Parties pursuant to this Participation Agreement and the other Operative Documents, unless otherwise specified, shall be applied first, to repay, in full, the Notes and the Tranche B Loan (together with any other amounts payable to the Note Purchaser, the Tranche B Banks or the Liquidity Banks, as applicable) pursuant to the Operative Documents), ratably in accordance with their respective interests, second, if any amounts remain, to redeem, in full, the Equity Investment (together with any other amounts payable to the Lessor pursuant to the Operative Documents), and third, if any amounts remain, to the Lessee and any other Person as the Lessee's and/or such Person's interest may appear.

Section 11.3 Application of Funds Upon the Occurrence and Continuance of any Event of Default. Upon the occurrence and continuance of any Event of Default, moneys received by the Lessor (or by the Agent on behalf of the Lessor) shall be paid to the Person or Persons entitled thereto after being applied as follows:

(a) Basic Rent shall be applied pro rata to satisfy the obligations of the Lessor with respect to the Note Interest Amount, the Tranche B Interest Amount, the Yield Amount and any other costs related to the Notes, the Tranche B Loan and the Equity Investment.

(b) Payments made pursuant to Sections 4.3, 4.4, 4.6, 4.8, 11.4, 11.5 and
Article XIII hereof shall be applied as specified therein.

(c) All other payments made by or on behalf of the Lessee Parties or received as remarketing, casualty, sale, foreclosure or other payments or proceeds pursuant to this Participation Agreement and the other Operative Documents, shall be applied first, to repay, in full, the Notes and the Tranche B Loan (together with any other amounts payable to the Note Purchaser, the Tranche B Banks or the Liquidity Banks, as applicable pursuant to the Operative Documents), ratably in accordance with their respective interests, second, if any amounts remain, to redeem, in full, the Equity Investment (together with any other amounts payable to the Lessor pursuant to the Operative Documents), third, if any amounts remain, to repay, in full, outstanding interest (if any) on the Lessee Loans,; and fourth, if any amounts remain, to any other Person as such Person's interest may appear.

Section 11.4 Application of Funds Upon Exercise of the Remarketing Option. If the Lessee shall have exercised the Remarketing Option, moneys received by the Lessor (or by the Agent on behalf of the Lessor) shall be paid to the Person or Persons entitled thereto after being

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applied as follows: first, to repay, in full, the Notes (together with any other amounts payable to the Note Purchaser or the Liquidity Banks, as applicable, pursuant to the Operative Documents), ratably in accordance with their respective interests, second, if any amounts remain, to repay, in full, the Tranche B Loan (together with any other amounts payable to the Tranche B Banks pursuant to the Operative Documents), ratably in accordance with their respective interests, third, if any amounts remain, to redeem, in full, the Equity Investment (together with any other amounts payable to the Lessor pursuant to the Operative Documents), and fourth, if any amounts remain, to the Lessee or any other Person as the Lessee's and/or such Person's interest may appear.

Section 11.5 Casualty or Condemnation Proceeds. Except to the extent such amounts are returned to the Lessee pursuant to Section 16 of the Master Lease or
Section 16.2(h) hereof, without regard to whether a Default, Event of Default, Acceleration Event or Unmatured Acceleration Event shall have occurred and be continuing, Casualty Proceeds or Condemnation Proceeds with respect to the Property shall be paid to the Person or Persons entitled thereto after being applied as follows: first, to the ratable repayment in full of the Notes and the Tranche B Loan (together with any other amounts payable to the Note Purchaser, the Tranche B Banks or the Liquidity Banks, as applicable) pursuant to the Operative Documents, ratably in accordance with their respective interests and second, if any amounts remain, to the redemption of the Equity Investment (together with any other amounts payable to the Lessor pursuant to the Operative Documents).

Section 11.6 Construction of Local Laws. It is acknowledged and agreed that the foreclosure on the Property may give rise to the application of local laws which require, inter alia, that the proceeds of such foreclosure(s) be applied in a manner which is not consistent with the application of proceeds specified in this Article XI. To the extent such inconsistent applications are made in accordance with applicable law, the parties hereto agree to reallocate the remaining proceeds in a manner which gives effect to the allocations specified in this Article XI.

ARTICLE XII

ASSIGNMENTS AND TRANSFERS BY LESSOR, TRANCHE B BANKS, LIQUIDITY BANKS AND NOTE PURCHASER

Section 12.1 Acknowledgment of Grant of Security Interest to the Agent; Assignments.

(a) The Lessor, the New Partners, the Guarantor and the Lessee hereby acknowledge that the right of the Lessor to receive Rent and certain other rights under the Master Lease are being pledged to the Agent to secure payment of the Secured Obligations. In addition, in accordance with the terms and conditions of the Liquidity Documentation, the Notes may be transferred to the Liquidity Banks or otherwise transferred from time to time. Such transfers shall be governed by the relevant provisions of the Note Purchase Agreement, and this Participation Agreement, as the context requires.

(b) Each Tranche B Bank may, at any time, sell and assign to any Eligible Assignee all or any portion of its rights and obligations under this Participation Agreement and

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

the other Operative Documents pursuant to an assignment agreement in the form and substance satisfactory to the Agent; provided, however, that:

(i) Without the written consent of the Lessor, the Agent and, if no Default or Event of Default has occurred and is continuing, the Lessee (which consent of the Lessor, the Agent and the Lessee shall not be unreasonably withheld), no Tranche B Bank may make any assignment to any Person which is not, immediately prior to such assignment, a Tranche B Bank hereunder or an Affiliate thereof; or

(ii) Without the written consent of the Lessor, the Agent and, if no Default or Event of Default has occurred and is continuing, the Lessee (which consent of the Lessor, the Agent and the Lessee shall not be unreasonably withheld), no Tranche B Bank may make any assignment to any Person if, after giving effect to such assignment, the portion of the Aggregate Tranche B Commitment of such Tranche B Bank or such assignee would be less than Five Million Dollars ($5,000,000) (except that a Tranche B Bank may make an assignment which reduces its portion of the Aggregate Tranche B Commitment to zero without the written consent of the Lessor, the Agent or the Lessee).

Upon its receipt of a fully executed assignment agreement, together with payment to the Agent by the assignor Tranche B Bank of a registration and processing fee of $3,000, the Agent shall (A) promptly accept such assignment agreement and (B) on the assignment effective date determined pursuant thereto record the information contained therein in its books and records and give notice of such acceptance and recordation to the Lessee and the other Lessor Parties. Upon such execution, delivery, acceptance and recording of each assignment agreement, from and after the effective date determined pursuant to such assignment agreement,
(y) each assignee thereunder shall be a Tranche B Bank hereunder with a portion of the Aggregate Tranche B Commitment as set forth in such assignment agreement and shall have the rights, duties and obligations of such a Tranche B Bank under this Participation Agreement and the other Operative Documents, and (z) the assignor Tranche B Bank thereunder shall be a Tranche B Bank with a portion of the Aggregate Tranche B Commitment as set forth in such assignment agreement, or, if such Tranche B Bank's portion of the Aggregate Tranche B Commitment has been reduced to 0%, the assignor shall cease to be a Tranche B Bank; provided, however, that any such assignor Tranche B Bank which ceases to be a Tranche B Bank shall continue to be entitled to the benefits of any provision of this Participation Agreement and the other Operative Documents which by its terms survives the termination of this Participation Agreement.

(c) Each Liquidity Bank may, at any time, sell and assign to any Eligible Assignee all or any portion of its rights and obligations under this Participation Agreement and the other Operative Documents in accordance with the Liquidity Documentation.

Section 12.2 Assignments by Note Purchaser, etc. Provided the same does not require registration of the Notes under the Securities Act of 1933, as amended, the Note Purchaser may, without restriction or formality of any kind: (x) transfer all or part of its rights, obligations and interest in, to and under the Notes and the Operative Documents to any Lessor Party or to any bankruptcy-remote commercial paper conduit sponsored by The Bank of Tokyo-Mitsubishi, Ltd. and grant a security interest therein to the Collateral Agent for its commercial paper program; and (y) the Conduit Agent may similarly transfer any interest it so receives.

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Section 12.3 Participations and Sub-Participations. Each Lessor Party may at any
time sell to one or more Persons ("Subparticipants") subparticipation interests in the rights and interests of such Lessor Party under this Agreement and the other Operative Documents. In the event of any such sale by a Lessor Party of subparticipation interests, such Lessor Party's obligations under this Participation Agreement and the other Operative Documents shall remain unchanged, such Lessor Party shall remain solely responsible for the performance thereof and the Lessee and the other Lessor Parties shall continue to deal solely and directly with such Lessor Party in connection with such Lessor
Party's rights and obligations under this Participation Agreement. Any agreement pursuant to which any such sale is effected may require the selling Lessor Party to obtain the consent of the Subparticipant in order for such Lessor Party to agree in writing to any amendment, waiver or consent of a type specified in
Section 15.5(a) of this Participation Agreement but may not otherwise require the selling Lessor Party to obtain the consent of such Subparticipant to any other amendment, waiver or consent hereunder. The Lessee agrees that any Lessor Party which has transferred any subparticipation interest shall, notwithstanding any such transfer, be entitled to the full benefits accorded such Lessor Party in this Participation Agreement and the other Operative Documents as if such Lessor Party had not made such transfer.

Section 12.4 Disclosure of Information. Each Lessor Party may, in connection with any assignment, sale of a participation, proposed assignment or proposed sale of a participation by it pursuant to this Article XII, disclose to the applicable transferee or proposed transferee any information relating to the Lessee, the Guarantor or the Property in its possession.

Section 12.5 Limitation on Assignment. Except as otherwise provided above or as contemplated in the Asset Purchase Agreement, no Lessor Party shall assign or transfer its rights, obligations or interest in, to and under the Operative Documents without the written consent of the Agent and, if no Default or Event of Default has occurred and is continuing, the Guarantor (which consent of the Agent and the Guarantor shall not be unreasonably withheld).

ARTICLE XIII

INDEMNIFICATION

Section 13.1 General Indemnification. The Lessee and the Guarantor jointly and severally agree, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend, save and keep harmless each Indemnitee, on an After Tax Basis, from and against, any and all Claims that may be imposed on, incurred by or asserted against such Indemnitee (whether because of action or omission by such Indemnitee or otherwise), whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the Documentation Date or after the Financing Termination Date or the Maturity Date (as applicable), in any way relating to or arising out of:

(a) any of the Operative Documents or any of the transactions contemplated hereby or pursuant to the Overall Transaction, and any amendment, modification or waiver in respect thereof including, without limitation, any Claim directly or indirectly arising out of or relating to, or alleged to directly or indirectly arise out of or relate to, any fact, circumstance or

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

condition in existence at any time prior to the execution and delivery of this Participation Agreement (whether or not such fact, circumstance or condition was known or knowable by the Lessee, the Guarantor or any other Person and notwithstanding any due diligence or other investigation by any Indemnitee),

(b) the Property or any part thereof or interest therein;

(c) the purchase, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, ownership, management, possession, operation, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, disposition, operation, condition, sale (including any sale pursuant to the Master Lease), return or other disposition of all or any part or any interest in the Property or the imposition of any Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien) thereon, including (1) Claims or penalties arising from any violation of law or in tort (strict liability or otherwise),
(2) latent or other defects, whether or not discoverable, (3) any Claim based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to the Property, including, but not limited to, the terms set forth in the Redwood Shores Documents, (4) the making of any Modifications in violation of any standards imposed by any insurance policies required to be maintained by the Lessee pursuant to the Master Lease which policies are in effect at any time with respect to the Property or any part thereof, (5) any Claim for patent, trademark or copyright infringement, and (6) Claims arising from any public improvements with respect to the Property resulting in any change or special assessments being levied against the Property or any plans to widen, modify or realign any street or highway adjacent to the Property, or any Claim for utility "tap-in" fees;

(d) the breach by the Lessee or the Guarantor of any covenant, representation or warranty made by it or deemed made by it in any Operative Document or any certificate required to be delivered by any Operative Document or in connection with the Overall Transaction;

(e) the retaining or employment of any broker, finder or financial advisor by the Lessee to act on its behalf in connection with this Participation Agreement;

(f) the existence of any Lien on or with respect to the Property, any improvements, title thereto, any interest therein or any Basic Rent or Supplemental Rent, including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Property or by reason of labor or materials furnished or claimed to have been furnished to the Lessee, or any of its contractors or agents or by reason of the financing of any personally or equipment purchased or leased by the Lessee or Modifications constructed by the Lessee, except Lessor Liens and Liens created under the Operative Documents in favor of one or more of the Lessor Parties; .

(g) the transactions contemplated by this Participation Agreement, any other Operative Document or in connection with the Overall Transaction, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in Section 4975(c) of the Revenue Code;

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(h) any indemnification claim made against any Liquidity Bank under the
Liquidity Documentation;

(i) the sale of the Partnership Interests by the Existing Partners to the New Partners, the offer by the New Partners to the Existing Partners to acquire the Partnership Interests and the acquisition by the New Partners of the Partnership Interests or the provision of financing therefore pursuant to this Participation Agreement or the other Operative Documents or any fact, circumstance or condition directly or indirectly related hereto or thereto (or alleged to directly or indirectly relate hereto or thereto) (whether or not such fact, circumstance or condition was known or knowable by the Lessee, the Guarantor or any other Person and notwithstanding any due diligence or other investigation by any Indemnitee), including, without limitation, (i) invalid title to the transferred Partnership Interests or the Property, (ii) Liens against the Partnership Interests or the Property (other than Permitted Exceptions), (iii) adverse claims affecting the Partnership Interests or the Property, (iv) pre-existing actions, suits or claims against the Partnership Interests or the Property (whether known or unknown), (v) taxes or tax deficiencies against the Lessor, the Partnership Interests or the Property (whether pre-existing or arising in connection with the transfer of the Partnership Interests to the New Partners), (vi) violations of any rules or regulations promulgated by any Governmental Authority (including federal or state securities laws) arising as a result of ownership of the Property or the transfer of the Partnership Interests to the New Partners, and (vii) adverse claims arising under any federal or state bankruptcy or insolvency laws related to the transfer of the Partnership Interests to the New Partners; or

(j) to the extent not otherwise provided pursuant to clauses (a) through (i) above, any Claim directly or indirectly arising out of or relating to the Pre-existing Transaction;

provided, however, neither the Lessee nor the Guarantor shall be required to indemnify any Indemnitee under this Section 13.1 for any of the following: (1) any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee (it being understood that the Lessee and the Guarantor shall be required to indemnify an Indemnitee even if the ordinary (but not gross) negligence of such Indemnitee caused or contributed to such Claim),
(2) any Claim resulting from Lessor Liens to the extent such Indemnitee is in breach of any obligation under the Operative Documents to discharge such Liens,
(3) any Claim to the extent solely attributable to acts or events attributable to such Indemnitee and occurring after the return of the Property or the Financing Termination Date or the Maturity Date (as applicable) so long as no Default or Event of Default shall have occurred and be continuing as of the date of such return, the Financing Termination Date or the Maturity Date (as applicable), (4) any Claim arising from a breach by such Indemnitee of any agreement entered into in connection with the assignment or participation of any interest of such Indemnitee under this Participation Agreement or the other Operative Documents, (5) Taxes (other than, without duplication of any indemnity under Section 13.4, Structural Impositions, Prior Impositions and Taxes necessary for any claim under this Section 13.1 to be indemnified on an After-Tax Basis) or (6) any Claim arising solely from the failure of such Indemnitee to comply with laws applicable to banks or their affiliates generally or the failure of such Indemnitee to file any notice, report, filing or other document required by any Governmental Authority regulating banks or their affiliates in connection with such Indemnitee's execution of, and participation in the transactions contemplated by, the Operative Documents or in connection with the Overall Transaction. It is expressly understood and agreed that the

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indemnity provided for herein shall survive the expiration or termination of, and shall be separate and independent from any remedy under, the Master Lease or any other Operative Document. Without limiting the express rights of any Indemnitee under this Section 13.1, this Section 13.1 shall be construed as an indemnity only and not a guaranty of residual value of the Property or as a guaranty of the repayment of the Notes or the redemption of the Equity Investment.

Section 13.2 Environmental Indemnity. Without limitation of the other provisions of this Article XIII or the Environmental Indemnity Agreement, the Lessee and the Guarantor hereby agree, jointly and severally, to indemnify, hold harmless and defend each Indemnitee from and against any and all claims (including third party claims for personal injury or real or personal property damage or diminution of value), losses (including, to the extent the Outstanding Lease Balance and all other Obligations have not been fully paid, any loss of value of any Property related thereto), damages, liabilities, fines, penalties, charges, administrative and judicial proceedings (including any informal proceedings) and all orders, judgments, remedial action, requirements, enforcement actions of any kind, and all reasonable and documented costs and expenses incurred in connection therewith (including reasonable and documented attorneys' and/or paralegals' fees, experts' fees and expenses), including all costs incurred in connection with any investigation or monitoring of site conditions or any Remedial Action, arising in whole or in part, out of:

(a) the presence on or under the Property of any Hazardous Substances, or any Releases or threat of Release or discharges of any Hazardous Substances on, under, from or onto the Property;

(b) any Hazardous Activity or activity, including construction, carried on at the Property, and whether by the Lessee or any predecessor in title or any employees, agents, contractors or subcontractors of the Lessee or any predecessor in title, or any other Persons (including such Indemnitee), in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Substances that at any time are Released on, at, from or under or are located or present on or under the Property,

(c) loss of or damage to any property or the environment (including Remediation Costs, investigation costs, clean-up costs, response costs, remediation and removal costs, cost of corrective action, costs of financial assurance, fines and penalties and natural resource damages and diminution of value), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws, in each case arising from activities on or conditions with respect to the Property;

(d) any Governmental Claim, Adverse Environmental Condition or any other claim concerning lack of compliance with Environmental Laws, or any act or omission causing an environmental condition that requires remediation or would allow any Governmental Authority or Person to record a Lien on the land records, in each case arising from activities on or conditions with respect to the Property; or

(e) any residual contamination on or under the Property, or affecting any natural resources, and any contamination of any property or natural resources arising in connection with

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the generation, use, handling, storage, transport or disposal of any such
Hazardous Substances from the Property; and irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances;

provided, however, neither the Lessee nor the Guarantor shall be required to indemnify any Indemnitee under this Section 13.2 for (1) any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee (it being understood that the Lessee and the Guarantor shall be required to indemnify an Indemnitee even if the ordinary (but not gross) negligence of such Indemnitee caused or contributed to such Claim) or (2) any Claim to the extent solely attributable to acts or events attributable to such Indemnitee first occurring after the return of all of the Property on the Financing Termination Date or the Maturity Date (as applicable) so long as no Default or Event of Default shall have occurred and be continuing as of the date of such return, the Financing Termination Date or the Maturity Date (as applicable). It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of, and shall be separate and independent from, any remedy under the Master Lease or any other Operative Document.

Section 13.3 Proceedings in Respect of Claims. With respect to any amount that Lessee or the Guarantor is requested by an Indemnitee to pay by reason of
Section 13.1 or 13.2, such Indemnitee shall, if so requested by Lessee or the Guarantor, as applicable, and prior to any payment, submit such additional information to the Lessee or the Guarantor as such Person may reasonably request and which is in the possession of or available to such Indemnitee to substantiate properly the requested payment.

In case any action, suit or proceeding shall be brought against any Indemnitee or any Indemnitee receives written notice of any threatened action, suit or proceeding, such Indemnitee shall with reasonable promptness notify the Guarantor of the commencement thereof, and the Guarantor shall be entitled, at its expense, to participate in, and, to the extent that the Guarantor desires to, assume and control the defense thereof (with counsel reasonably satisfactory to such Indemnitee) provided, however, that the Guarantor shall have acknowledged in writing its obligation to fully indemnify such Indemnitee in respect of such action, suit or proceeding, and the Guarantor shall keep such Indemnitee fully apprised of the status of such action, suit or proceeding and shall provide such Indemnitee with all information with respect to such action, suit or proceeding as such Indemnitee shall reasonably request; and provided, further, that the Guarantor shall not be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that (A) in the reasonable opinion of such Indemnitee, (x) such action, suit or proceeding involves any risk of imposition of criminal liability or will involve any material risk of the sale, forfeiture or loss of the Property or any part thereof not stayed during the pendency of the contest or (y) the control of such action, suit or proceeding by the Guarantor would involve an actual or potential conflict of interest, (B) such proceeding involves Claims not fully indemnified by the Lessee and the Guarantor which the Guarantor and the Indemnitee have been unable to sever from the indemnified claim(s), or (C) an Event of Default has occurred and is continuing and the Indemnitee notifies the Guarantor that it does not want the Guarantor to assume and control such defense. The Indemnitee will undertake all reasonable efforts to join in the Guarantor's efforts to sever any such action referred to in clause (B) above. The Indemnitee may participate in a reasonable manner at its own expense (provided that in the case of clauses (A), (B) or (C) above, the Guarantor shall pay the reasonable expenses of such Indemnitee) and

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with its own counsel in any proceeding conducted by the Guarantor in accordance with the foregoing. The Guarantor shall not enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under
Section 13.1 or 13.2 without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld in the case of a money settlement not involving an admission of liability of such Indemnitee.

Each Indemnitee shall, at the expense of the Guarantor, with reasonable promptness supply the Guarantor with such information and documents reasonably requested by the Guarantor as are necessary or advisable for the Guarantor to participate in and, to the extent permitted hereunder, control any action, suit or proceeding to the extent permitted by Section 13.1 or 13.2. Unless an Event of Default shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 13.1 or 13.2 without the prior written consent of the Guarantor, which consent shall not be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under Section 13.1 or 13.2 with respect to such Claim.

Upon payment in full, or provision for payment in full reasonably satisfactory to the Indemnitee, of any Claim by the Lessee or the Guarantor pursuant to
Section 13.1 or.13.2 to or on behalf of an Indemnitee, the Guarantor, without any further action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be necessary to preserve any such claims and otherwise cooperate with the Guarantor and give such further assurances as are necessary or advisable to enable the Guarantor vigorously to pursue such claims.

Any amount payable to an Indemnitee pursuant to Section 13.1 or 13.2 shall be paid to such Indemnitee promptly upon receipt of a written demand therefore from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

Section 13.4 General Tax Indemnity.

(a) Indemnification. The Lessee and the Guarantor, jointly and severally, shall pay and assume liability for, and do hereby agree to indemnify, protect and defend the Property, the Partnership Interests and all Tax Indemnitees, and hold them harmless against, all Impositions on an After Tax Basis.

(b) Contests. If any claim shall be made against any Tax Indemnitee or if any proceeding shall be commenced against any Tax Indemnitee (including a written notice of such proceeding) for any Imposition as to which the Lessee or the Guarantor may have an indemnity obligation pursuant to this Section 13.4, or if any Tax Indemnitee shall determine that any Imposition to which the Lessee or the Guarantor may have an indemnity obligation pursuant to this Section 13.4 may be payable, such Tax Indemnitee shall promptly (and in any event, within fifteen
(15) Business Days) notify the Guarantor in writing (provided that failure to so notify the Guarantor within fifteen (15) Business Days shall not alter such Tax Indemnitee's rights under this Section 13.4 except to the extent such failure precludes or materially adversely affects the

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ability to conduct a contest of any indemnified Taxes) and shall not take any action with respect to such claim, proceeding or Imposition without the written consent of the Guarantor (such consent not to be unreasonably withheld or unreasonably delayed) for thirty (30) days after the receipt of such notice by the Guarantor; provided, however, that in the case of any such claim or proceeding, if such Tax Indemnitee shall be required by law or regulation to take action prior to the end of such thirty (30) day period, such Tax Indemnitee shall in such notice to the Guarantor, so inform the Guarantor, and such Tax Indemnitee shall not take any action with respect to such claim, proceeding or Imposition without the consent of the Guarantor (such consent not to be unreasonably withheld or unreasonably delayed) for ten (10) days after the receipt of such notice by the Guarantor unless such Tax Indemnitee shall be required by law or regulation to take action prior to the end of such ten (10) day period.

The Guarantor shall be entitled for a period of thirty (30) days from receipt of such notice from such Tax Indemnitee (or such shorter period as such Tax Indemnitee has notified the Guarantor is required by law or regulation for such Tax Indemnitee to commence such contest), to request in writing that such Tax Indemnitee contest the imposition of such Tax, at the Guarantor's expense. If
(x) such contest can be pursued in the name of the Guarantor or the Lessee and independently from any other proceeding involving a Tax liability of such Tax Indemnitee for which the Lessee and the Guarantor have not agreed to indemnify such Tax Indemnitee, (y) such contest must be pursued in the name of such Tax Indemnitee, but can be pursued independently from any other proceeding involving a Tax liability of such Tax Indemnitee for which the Lessee and the Guarantor have not agreed to indemnify such Tax Indemnitee or (z) such Tax Indemnitee so requests, then the Guarantor or such Lessee shall be permitted to control the contest of such claim, provided that in the case of a contest described in clause (y) if such Tax Indemnitee determines reasonably and in good faith that such contest by the Guarantor or the Lessee could have a material adverse impact on the business or operations of such Tax Indemnitee and provides a written explanation to the Guarantor of such determination, such Tax Indemnitee may elect to control or reassert control of the contest, and provided that the taking control by the Guarantor or the Lessee of any contest shall not alter the applicable Tax Indemnitee's rights to indemnification hereunder, and provided, further, that in determining the application of clauses (x) and (y) of the preceding sentence, each Tax Indemnitee shall take any and all reasonable steps to segregate claims for any Taxes for which the Lessee and the Guarantor indemnify hereunder from Taxes for which the Lessee and the Guarantor are not obligated to indemnify hereunder, so that the Guarantor can control the contest of the former. In all other claims requested to be contested by the Guarantor, such Tax Indemnitee shall control the contest of such claim, acting through counsel selected by such Tax Indemnitee and reasonably acceptable to the Guarantor. In no event shall the Guarantor be permitted to contest (or such Tax Indemnitee be required to contest) any claim, (A) if such Tax Indemnitee provides the Guarantor with a legal opinion of counsel reasonably acceptable to the Guarantor that such action, suit or proceeding involves a risk of imposition of criminal liability or will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on the Property or any part thereof unless the Guarantor shall have posted and maintained a bond or other security reasonably satisfactory to the relevant Tax Indemnitee in respect to such risk, (B) if an Event of Default has occurred and is continuing unless the Guarantor shall have posted and maintained a bond or other security reasonably satisfactory to the relevant Tax Indemnitee in respect of the Taxes subject to such claim and any and all expenses for which the Guarantor or the Lessee is responsible hereunder reasonably foreseeable

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in connection with the contest of such claim, (C) unless the Guarantor shall have agreed to pay and shall pay, to such Tax Indemnitee on written demand all reasonable, documented out-of- pocket costs, losses and expenses that such Tax Indemnitee may incur in connection with contesting such Imposition including all reasonable legal, accounting and investigatory fees and disbursements and (if applicable) reasonable, allocable internal overhead costs determined in accordance with normal bank operating procedures, or (D) if such contest shall involve the payment of the Tax prior to the contest, unless the Guarantor shall provide to such Tax Indemnitee an interest-free advance in an amount equal to the Imposition that such Tax Indemnitee is required to pay (with no additional net after-tax costs to such Tax Indemnitee). In addition, for contests controlled by such Tax Indemnitee and claims contested in the name of such Tax Indemnitee in a public forum, no contest shall be required: (A) unless the amount of the potential indemnity (taking into account all similar or logically related claims that have been or could be raised in any audit involving any or all such Tax Indemnitees with respect to any period for which the Guarantor or the Lessee may be liable to pay an indemnity under this Section 13.4(b)) exceeds
(1) with respect to the Lessor or the New Partners, $25,000 and (2) with respect to any Tax Indemnitee other than the Lessor or the New Partners, $75,000 and (B) unless, if requested by such Tax Indemnitee, the Guarantor shall have provided to such Tax Indemnitee an opinion of counsel selected by the Guarantor (which may be in-house counsel) (except, in the case of income taxes indemnified hereunder, in which case such opinion shall be an opinion of independent tax counsel selected by the Guarantor and reasonably acceptable to such Tax Indemnitee) that a reasonable basis exists to contest such claim. In no event shall a Tax Indemnitee be required to appeal an adverse judicial determination to the United States Supreme Court.

         The party conducting the contest shall consult in good faith with the other party and its counsel with respect to the contest of such claim for Taxes (or claim for refund) but the decisions regarding what actions to be taken shall be made by the controlling party in its sole judgment; provided, however, that if such Tax Indemnitee is the controlling party and the Guarantor recommends the acceptance of a settlement offer made by the relevant Governmental Authority and such Tax Indemnitee rejects such settlement offer, then the amount for which a Lessee and the Guarantor will be required to indemnify such Tax Indemnitee with respect to the Taxes subject to such offer shall not exceed the amount which it would have owed if such settlement offer had been accepted provided that any Tax Indemnitee shall be entitled to reject any indemnity payment it would otherwise be entitled to hereunder if such Tax Indemnitee reasonably determines that accepting such offer would have an unindemnified impact on such Tax Indemnitee and provided further that no Tax Indemnitee may reject any such indemnity payment if the Guarantor agrees to pay to such Tax Indemnitee the amount of such unindemnified impact, as reasonably determined by such Tax Indemnitee. In addition, the controlling party shall keep the noncontrolling party reasonably informed as to the progress of the contest, and shall provide the noncontrolling party with a copy of (or appropriate excerpts from) any reports or claims issued by the relevant auditing agents or taxing authority to the controlling party thereof, in connection with such claim or the contest thereof, provided, however, that such obligation shall not obligate any Tax Indemnitee to disclose its tax returns or information or documentation unrelated to such claim or contest.

         Each Tax Indemnitee shall, at the expense of the Lessee and the Guarantor, supply the Lessee or the Guarantor with such information and documents reasonably requested by the

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Lessee or the Guarantor as are necessary or advisable for such Person to participate in any action, suit or proceeding to the extent permitted by this
Section 13.4(b); provided, however, that such Tax Indemnitee shall not be required to provide to such Lessee or the Guarantor copies of its tax returns or any other information, documentation, or materials that it deems to be confidential or proprietary. Notwithstanding anything in this Section 13.4(b) to the contrary, no Tax Indemnitee shall enter into any settlement or other compromise or fail to appeal an adverse ruling with respect to any claim which is entitled to be indemnified under this Section 13.4 (and with respect to which contest is required under this Section 13 .4(b) without the prior written consent of the Guarantor, unless such Tax Indemnitee waives its right to be indemnified under this Section 13.4 with respect to such claim.

         Notwithstanding anything contained herein to the contrary, a Tax Indemnitee shall not be required to contest (and neither the Lessee nor the Guarantor shall be permitted to contest in any judicial forum if such contest could, in a Tax Indemnitee's reasonable judgment, be materially adverse to it) a claim with respect to the imposition of any Tax if such Tax Indemnitee shall have waived its right to indemnification under this Section 13.4 with respect to such claim (and any claim with respect to such year or any other taxable year the contest of which is precluded or materially adversely affected as a result of such waiver).

              (c) Reimbursement. If(x) a Tax Indemnitee or any Affiliate thereof actually realizes a refund or reduction of any Taxes in respect of which the Lessee or the Guarantor has paid an indemnity pursuant to this Section 13.4 or
(y) by reason of the incurrence or imposition of any Tax (or the circumstances or event giving rise thereto) for which a Tax Indemnitee was indemnified hereunder or any payment made to or for the account of such Tax Indemnitee by the Lessee or the Guarantor pursuant to this Section 13.4 or any payment made by a Tax Indemnitee to the Lessee or the Guarantor by reason of this Section 13.4(c), such Tax Indemnitee at any time actually realizes a reduction in any Taxes for which neither the Lessee nor the Guarantor are required to indemnify such Tax Indemnitee pursuant to this Section 13.4, which reduction in Taxes was not taken into account in computing such payment by the Lessee and the Guarantor to or for the account of such Tax Indemnitee or by such Tax Indemnitee to the Lessee and the Guarantor, any such refund or reduction to be determined without regard to Income Tax Savings, then such Tax Indemnitee shall promptly pay to the Guarantor (xx) the amount of the net tax savings refund, together with the amount of any interest received by such Tax Indemnitee on account of such refund or (yy) an amount equal to such reduction in Taxes, as the case may be, in either case together with an amount equal to any reduced Taxes payable by such Tax Indemnitee as a result of such payment; provided that no such payment shall be made so long as a Default or Event of Default shall have occurred and be continuing, but shall be paid promptly after cure of such Default or Event of Default. Notwithstanding the foregoing, no Tax Indemnitee shall be required to make any payment to the Guarantor or the Lessee pursuant to this Section 13.4(c) to the extent such payment would exceed, in the aggregate at any time, the amount of all prior payments made by or on behalf of the Lessee and the Guarantor to such Tax Indemnitee and/or its Affiliates pursuant to this Section
13.4 that gave rise to such refund or reduction in Taxes. Each Tax Indemnitee agrees to take such actions as the Guarantor may reasonably request (provided, in the reasonable good faith judgment of such Tax Indemnitee, such actions would not result in an adverse effect on such Tax Indemnitee for which such Tax Indemnitee is not entitled to indemnification from such Lessee and the Guarantor) and to otherwise act in good faith to claim such refunds and other available Tax benefits, and take such

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other actions as may be reasonable to minimize any payment due from the Lessee and the Guarantor pursuant to this Section 13.4 and to maximize the amount of any Tax savings available to the Lessee and the Guarantor. The disallowance or reduction of any refund or other Tax savings with respect to which a Tax Indemnitee has made a payment to the Lessee under this Section 13.4(c) shall be treated as a Tax for which the Lessee is obligated to indemnify such Tax Indemnitee hereunder without regard to the exclusions set forth in the definition of "Impositions" except the exclusions set forth in clauses (iv),
(v), (vii), (ix) and (xii) of such definition.

              (d) Payments. Any Imposition indemnifiable under this Section 13.4 shall be paid directly when due to the applicable taxing authority if direct payment is practicable and permitted. If direct payment to the applicable taxing authority is not permitted or is otherwise not made, any amount payable to a Tax Indemnitee pursuant to Section 13.4 shall be paid within thirty (30) days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the amount so payable, but not before two (2) Business Days prior to the date that the relevant Taxes are due. Any payments made pursuant to this Section 13.4 shall be made directly to such Tax Indemnitee entitled thereto or the Guarantor, as the case may be, in immediately available funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such direction shall have been given, by check of the payor payable to the order of the payee by certified mail, postage prepaid at its address as set forth in Schedule I hereto. Upon the request of any Tax Indemnitee with respect to a Tax that the Guarantor or the Lessee is required to pay, the Guarantor or the Lessee, as the case may be, shall furnish to such Tax Indemnitee the original or a certified copy of a receipt for such Person's payment of such Tax or such other evidence of payment as is reasonably acceptable to such Tax Indemnitee.

              (e) Reports. In the case of any report, return or statement required to be filed with respect to any Taxes that are subject to indemnification under this Section 13.4 and of which the Guarantor or the Lessee has knowledge, the Guarantor or the Lessee, as the case may be, shall promptly notify such Tax Indemnitee of such requirement and, at the expense of the Guarantor and the Lessee (i) if the Guarantor or the Lessee, as the case may be, is permitted (unless otherwise requested by such Tax Indemnitee) by Applicable Law, timely file such report, return or statement in its own name or (ii) if such report, return or statement is required to be in the name of or filed by such Tax Indemnitee or such Tax Indemnitee otherwise requests such report, return or such statement for filing by such Tax Indemnitee in such manner as shall be satisfactory to such Tax Indemnitee and send the same to such Tax Indemnitee for filing no later than fifteen (15) days prior to the due date therefor. In any case in which such Tax Indemnitee will file any such report, return or statement, the Guarantor or the Lessee shall, upon written request of such Tax Indemnitee, provide such Tax Indemnitee with such information as is reasonably necessary to allow such Tax Indemnitee to file such report, return or statement.

              (f) Verification. At the request of the Guarantor of the Lessee, the amount of any indemnity payment by the Lessee or the Guarantor or any payment by a Tax Indemnitee to the Lessee or the Guarantor pursuant to this
Section 13.4 shall be verified and certified by an independent public accounting firm mutually acceptable to the Lessee or the Guarantor and such Tax Indemnitee. The costs of such verification shall be borne by the Lessee or the Guarantor unless such verification shall result in an adjustment in favor of the Lessee or the Guarantor in an amount greater than the lesser of (i) $10,000, and (ii) ten percent (10%) of the payment as

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computed by such Tax Indemnitee, in which case such fee shall be paid by such
Tax Indemnitee. In no event shall the Guarantor or the Lessee have the right to review such Tax Indemnitee's tax returns or receive any other confidential information from such Tax Indemnitee in connection with such verification. Any information provided to such accountants by any Person shall be and remain the exclusive property of such Person and shall be deemed by the parties to be (and the accountants will confirm in writing that they will treat such information
as) the private, proprietary and confidential property of such Person, and no Person other than such Person and the accountants shall be entitled thereto and all such materials shall be returned to such Person. Such accounting firm shall be requested to make its determination within thirty (30) days of the Guarantor's or the Lessee's request for verifications and the computations of the accounting firm shall be final, binding and conclusive upon the Guarantor, the Lessee and such Tax Indemnitee absent manifest error. The parties agree that the sole responsibility of the independent public accounting firm shall be to verify the amount of a payment pursuant to the Operative Documents or in connection with the Overall Transaction and that matters of interpretation of the Operative Documents or the Overall Transaction are not within the scope of the independent accounting firm's responsibilities.

              (g) Tax Ownership. Each Tax Indemnitee represents and warrants that except as actually required by law it will (i) not claim ownership of (or any tax benefits, including depreciation, with respect to) the Property for any income tax purposes, it being understood that the Lessee is and will remain the owner of the Property leased under the Master Lease for such income tax purposes and (ii) treat all Notes and all portions of the Equity Investment as Indebtedness of the Lessee for federal income tax purposes; provided that this sentence shall not preclude the Lessor from claiming ownership of, and any tax benefits with respect to, the Property for periods beginning after (x) the Property has been returned to the Lessor pursuant to the Lessee's exercise of the Remarketing Option or (y) the Lessor has exercised remedies under Section 19 of the Master Lease and foreclosed or otherwise sold the Property pursuant to such exercise. If, notwithstanding the income tax intentions of the parties as set forth herein, any Tax Indemnitee actually receives any income tax deductions, reductions in income tax or other income tax benefits (collectively, "Income Tax Savings") as a result of any claim for, or recharacterization requiring such party to take, any tax benefits attributable to ownership of the Property for income tax purposes, such Tax Indemnitee shall pay to the Guarantor, together with an amount equal to any reduced Taxes payable by such Tax Indemnitee as a result of such payment, the amount of such Income Tax Savings actually realized by such Tax Indemnitee (less the amount of any anticipated increase in income tax which is payable as a result of such claim or recharacterization), provided that the Guarantor and the Lessee shall agree to reimburse such Tax Indemnitee for any subsequent increase in such Tax Indemnitee's income taxes resulting from such claim or recharacterization not taken into account in the payment made to the Guarantor, up to the net amount paid to the Guarantor by each Tax Indemnitee and provided further, that no Default or Event of Default shall have occurred and be continuing. The parties agree that this Section 13.4(g) is intended to require a Tax Indemnitee to make a payment to the Guarantor if and only if such Tax Indemnitee shall have actually received any net unanticipated Income Tax Savings with respect to the Property that would not have been received if such Tax Indemnitee had advanced funds to the Lessee under an arrangement properly characterized for federal income tax purposes as a loan secured by thy Property in an amount equal to such Tax Indemnitee's portion of the Outstanding Lease Balance. Nothing in this
Section 13.4(g) shall be construed to require any Tax Indemnitee to take any affirmative action to realize any Income Tax

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Savings if in its sole discretion, exercised in good faith, such action may have a material adverse effect on such Tax Indemnitee (including as a result of such position being or being viewed as materially inconsistent with any other tax position claimed by such Tax Indemnitee for the relevant period or periods).

              (h) Structural Impositions and Prior Impositions. Notwithstanding anything contained in any Operative Document to the contrary, the Lessee and the Guarantor shall have no right, and the Lessor Parties (other than the New Partners to the extent, and only to the extent, expressly set forth herein) shall have no obligation, relating to Structural Impositions or Prior Impositions imposed upon or with respect to any Indemnitee (other than the New Partners to the extent, and only to the extent, expressly set forth herein) pursuant to any provision of this Section 13.4 (including without limitation any provision relating to contests, reimbursement or the filing of reports) or otherwise; provided however, for purposes of this sentence, Structural Impositions and Prior Impositions imposed with respect to the Lessor shall be treated as imposed with respect to the New Partners to the extent that the Lessor's rights inure to the benefit of the New Partners pursuant to Section 13.4(i). For the avoidance of doubt, nothing contained in this Section 13.4(h) shall be construed to diminish any right to indemnity or otherwise of any Lessor Party, or to relieve either the Lessee or the Guarantor of any indemnification or other obligation.

              (i) Lessor as Indemnitee. Notwithstanding anything contained in any Operative Document to the contrary, to the extent that the Lessor shall be an Indemnitee having rights arising under or otherwise relating to Structural Impositions or Prior Impositions pursuant to Section 4.4 or 4.6 or this Section 13.4, such rights shall inure to the benefit of the Note Purchaser (and its successors and assigns) or, with the Note Purchaser's consent (not to be unreasonably withheld), the New Partners. The Lessee and the Guarantor shall perform all obligations otherwise inuring to the benefit of the Lessor arising under or relating to such provisions for the benefit of, or (if so directed) as directed by, the Note Purchaser (and its successors and assigns) or the New Partners, as applicable, and the Lessor shall otherwise take such actions (and omit to take such actions) as shall be in the best interests of (or as directed
by) the Note Purchaser (and its successors and assigns) or the New Partners, as applicable, in connection with their enjoyment of such rights.

              Section 13.5 Indemnity Payments in Addition to Master Lease Obligations. Each of the Lessee and the Guarantor acknowledges and agrees that the obligations of the Lessee and the Guarantor to make indemnity payments under this Article XIII are separate from, in addition to, and do not reduce (i) the Lessee's obligations under the Master Lease and (ii) without duplication, the indemnities provided in Article IV hereof. Each of the Lessee and the Guarantor further acknowledges and agrees that the rights to indemnity contained in this
Article XIII are in addition to, and not in limitation of, any rights (including, without limitation, rights to indemnity) contained in any Operative Document or otherwise available at law or in equity.

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                                   ARTICLE XIV

                             AGENT; PLEDGED PROPERTY

          Section 14.1 Appointment and Duties of the Agent.

              (a) The Lessor Parties (excluding the Agent) hereby designate and appoint KeyBank to act as the Agent under the Operative Documents, and such parties hereby authorize the Agent to take such actions on their behalf under the provisions of the Operative Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of the Operative Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in the Operative Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Operative Documents, or any fiduciary relationship with the other Lessor Parties and no implied covenants, functions or responsibilities shall be read into the Operative Documents, or otherwise exist against the Agent.

              (b) The Agent shall not exercise any rights or remedies under any of the Operative Documents or give any consent or approve as satisfactory to it any matters requiring such approval under any of the Operative Documents or enter into any agreement amending, modifying, supplementing or waiving any provision of any Operative Document unless it shall have been directed to do so in writing by the requisite percentages required under the Operative Documents or, in the absence of an express provision, by the Consenting Parties. The Lessor and the Guarantor shall be entitled to assume, and rely on such assumption, that the Agent will be in compliance with the preceding sentence at all times during which this Participation Agreement and the other Operative Documents are in effect.

              (c) The Agent will prepare continuation statements for the Financing Statements and the Precautionary Financing Statements. The costs of such continuation statements shall be paid by the Guarantor.

              (d) The Agent shall promptly notify the other Lessor Parties of any communication it receives from a Lessee Party, and shall promptly provide the other Lessor Parties with copies of any documents it receives from a Lessee Party relating to the Overall Transactions.

              (e) The Agent shall promptly notify the other Lessor Parties of any communication relating to the Overall Transaction it receives from any other Lessor Party, and shall promptly provide such other Lessor Parties with copies of any documents it receives from a Lessee Party relating to the Overall Transactions, in each case that it determines is material in its sole discretion.

          Section 14.2 Rights of the Agent.

              (a) The Agent may execute any of its duties pursuant to the Operative Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.

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          (b) Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall (i) be liable for any action lawfully taken or omitted to be taken by it under or in connection with any Operative Document or this Participation Agreement except for its gross negligence or willful misconduct, or (ii) be responsible in any manner to any Transaction Party for any recitals, statements, representations or warranties made by the Lessee or the Guarantor or any representative thereof contained in any Operative Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent or in connection with, any Operative Document or this Participation Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Operative Documents or this Participation Agreement or for any failure of the Guarantor or the Lessee to perform their obligations thereunder. Except to the extent expressly provided in this Participation Agreement or any other Operative Document to which the Agent is a party, the Agent shall not be under any obligation to any Transaction Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any Operative Document or this Participation Agreement, or to inspect the properties, books or records of the Lessee or the Guarantor.

          (c) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. In connection with any request of a Transaction Party, the Agent shall be fully justified in failing or refusing to take action under any Operative Document or this Participation Agreement (i) if such action would, in the reasonable opinion of the Agent, be contrary to law or the terms of this Participation Agreement or the other Operative Documents, (ii) if such action is not specifically provided for in such Operative Document or this Participation Agreement and it shall not have received the consent or concurrence it deems appropriate or, (iii) if, in connection with taking of any such action that would constitute an exercise of remedies under such Operative Document or this Participation Agreement, it shall not first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under any Operative Document or this Participation Agreement in accordance with any such request, and such request and any action taken or failure to act pursuant thereto shall be binding upon the other Transaction Parties.

          (d) The Agent shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of any Event of Default unless and until it has received a written notice or a certificate from a Transaction Party stating that an Event of Default has occurred under the Operative Documents. The Agent shall have no obligation whatsoever either prior to or after receiving such notice or certificate to inquire whether an Event of Default has in fact occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any such notice or certificates furnished to it. No provision of this Participation Agreement or any other Operative Document shall require the Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or under any Operative Document or in the exercise of any of its rights or powers, if it shall have

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reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (e) To the extent that such expenses shall not be reimbursed by the Lessee or the Guarantor where so required by the terms of the Operative Documents, the Agent shall be entitled to reimbursement from the other Lessor Parties (other than the Note Purchaser, the Conduit Agent and the Program Administrator) for reasonable out-of-pocket expenses, including the reasonable fees and expenses of its counsel (and any local counsel) and of any experts and agents, which the Agent may reasonably incur in connection with (i) the administration of this Participation Agreement and the other Operative Documents, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, the Property or the Related Security, or (iii) the exercise or enforcement (whether through negotiations, legal proceedings or otherwise) of any of the rights of the Agent or the other Transaction Parties hereunder or under the other Operative Documents.

          (f) Notwithstanding any provision herein or in any other Operative Document to the contrary, with the exception of Section 14.2(b), the Agent shall not be entitled to any payment or collection from any other Lessor Parties, but for all fees, expenses and indemnities irrevocably agrees to look solely and exclusively to the Lessee and the Guarantor.

      Section 14.3 Lack of Reliance on the Agent. Each of the Transaction Parties represents to the Agent that it has, independently and without reliance upon the Agent and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the transactions contemplated by the Operative Documents. Each such party also represents that it will, independently and without reliance upon the Agent, and based on such documents and information as it shall deem appropriate at the time continue to make its own credit decisions with respect to this Participation Agreement or any of the other Operative Documents.

      Section 14.4 Resignation of the Agent. The Agent may resign as Agent upon thirty (30) days' notice to the Transaction Parties, with any such resignation to become effective only upon the appointment of a successor Agent hereunder. If the Agent shall resign as Agent, the Note Purchaser shall appoint a successor Agent, subject to the consent of the Guarantor if no Event of Default exists (which consent shall not be unreasonably withheld) and the consent of the Liquidity Banks. If no successor Agent shall have been so appointed within thirty (30) days, the resigning Agent or any Lessor Party may petition any court of competent jurisdiction for the appointment of a new Agent. Upon the appointment of a successor agent pursuant to this Section 14.4, such successor agent shall succeed to the rights, powers and duties of the "Agent," and the term "Agent" shall mean such successor agent, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any other Lessor Parties. After any retiring Agent's resignation hereunder as Agent, the provisions of this Participation Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

      Section 14.5 Successor Agent by Merger. If the Agent consolidates with, merges or converts into, or transfers substantially all of its assets to another corporation, the resulting, surviving or transferee corporation, without any further action, shall be the successor Agent.

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      Section 14.6 Eligibility of the Agent The Agent shall at all times have a combined capital and surplus of at least $100,000,000 (or a combined capital and surplus in excess of $50,000,000 and the obligations of which, whether or not in existence or hereafter incurred, are fully and unconditionally guaranteed by a corporation organized and doing business under the laws of the United States, any state or territory thereof or the District of Columbia that has a combined capital and surplus of at least $100,000,000). If such corporation publishes reports of condition at least annually, pursuant to law or to requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 14.6, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. The Agent shall not be an Affiliate of the Guarantor or the Lessee.

      Section 14.7 Collection of Payments Notwithstanding anything in this Participation Agreement, the Master Lease or the other Operative Documents to the contrary, all payments under this Participation Agreement, the Master Lease or under the other Operative Documents, including but not limited to, payments of Basic Rent, Supplemental Rent, interest (if any) on the Lessee Loans, Purchase Option Price, Remarketing Proceeds or Maximum Recourse Amount by the Lessee or the Guarantor under this Participation Agreement, the Master Lease or the other Operative Documents shall be made directly to the Agent and not the Lessor. The Agent shall immediately remit such amounts in accordance with the terms of Article XI of this Participation Agreement or, to the extent such funds cannot be remitted immediately, shall deposit such funds into an Eligible Account for distribution as soon as possible in accordance with the terms of
Article XI of this Participation Agreement. Unless specifically provided herein or in any other Operative Documents that such payment is to be made directly to a particular Lessor Party or any other Person, upon payment by the Lessee (or the Guarantor) to the Agent of an amount required to be paid under the Operative Documents, the Lessee (or the Guarantor) shall be deemed to have satisfied its obligation with respect to such payment and neither the Lessee nor the Guarantor shall have any liability or responsibility for the Agent's failure or delay in remitting such amount to the Person or Persons entitled thereto.

      Section 14.8 Pledged Property

           (a) Grant of Security Interest in Pledged Property. In furtherance and not in limitation of any provisions of the Conveyance Instruments, the Lessor does hereby grant, bargain, sell, convey, mortgage, assign, transfer and warrant to the Agent under the Operative Documents for the benefit of the Lessor Parties (other than the New Partners and the Lessor), as their respective interests may appear, a continuing first priority security interest in and to all right, title and interest of the Lessor not otherwise conveyed to the Agent pursuant to the Conveyance Instruments executed by the Lessor in favor of the Agent for the benefit of the Lessor Parties (other than the New Partners and the Lessor), whether now owned, or hereafter acquired, in and to the Collateral of the type described in clause (b) of the definition of "Collateral", including, without limitation, all right, title and interest in and to any accounts maintained from time to time by the Agent in which the proceeds of any payments made to or for the account of the Lessor may be deposited from time to time (such property, rights and interests being hereinafter collectively called the "Pledged Property") to secure the repayment of the Secured Obligations.

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

           (b) Duty of Care. The Agent shall exercise reasonable care in the custody and preservation of Pledged Property in its actual possession. At any time and from time to time, the Agent may at its option file in any jurisdiction, at the expense of the Lessee and the Guarantor, one or more financing, continuation and similar statements, and any amendments thereto, with or (to the extent permitted by Applicable Law) without the signature of the Lessor, the Lessee or the Guarantor, as the case may be, covering any or all of the Pledged Property. Each of the Lessor, the Lessee and the Guarantor hereby agrees to join with the Agent at the Agent's request in executing any such statements and amendments.

                                   ARTICLE XV

                                  MISCELLANEOUS

      Section 15.1 Survival of Agreements. The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Participation Agreement, the transfer of the Partnership Interests to the New Partners, the execution and delivery by the Lessee and the Lessor of Amendment No.2 and any disposition of any interest of the Lessor in the Property and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents. The indemnities of the parties provided for in the Operative Documents shall survive the termination of any Operative Documents.

      Section 15.2 No Broker, etc. Each of the parties hereto represents to the others that it has not retained or employed any broker, finder or financial adviser to act on its behalf in connection with this Participation Agreement or the transactions contemplated herein, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.

      Section 15.3 Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon any Transaction Party under this Participation Agreement or the other Operative Documents shall be in writing and faxed, mailed or delivered, if to such Person, at its respective facsimile number or address set forth on Schedule I hereto specified beneath the heading "Address for Notices" under the name of such Transaction Party (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt;
(c) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt; provided, however, that any Funding Notice, Purchase Notice or Remarketing Notice shall not be effective until received by the Lessor or the Agent. Each Funding Notice, Purchase Notice and Remarketing Notice shall be given by the Lessee to the Agent's office located at its address referred to above during its normal business hours; provided, however, that any such notice received by the Agent on any Business Day after the time specified in the applicable Operative

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Document for the giving of such notice (or, if no such time is specified, after
2:00 p.m.) shall be deemed received by the Agent on the next Business Day. In any case where this Participation Agreement authorizes notices, requests, demands or other communications by the Lessee or the Guarantor to any Lessor Party to be made by telephone or facsimile, any Lessor Party may conclusively presume that anyone purporting to be a person designated in any incumbency certificate or other similar document received by such Lessor Party is such a person.

      Section 15.4 Counterparts. This Participation Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed signature page hereto by facsimile or other electronic means shall be equally effective as delivery of an original signature page.

      Section 15.5 Amendments. Except as otherwise provided pursuant to Section
11.1 hereof, any term, covenant, agreement or condition of this Participation Agreement or any other Operative Document may be amended or waived if such amendment or waiver is in writing and is signed by the Lessor, the Lessee, the New Partners (if such New Partners are a party to such Operative Document), the Guarantor (if the Guarantor is a party to such Operative Document) and the Consenting Parties; provided, however that:

           (a) any amendment, waiver or consent which (i) increases the Aggregate Commitment Amount, the Aggregate Tranche B Commitment, the Aggregate Note Purchase Commitment or the Aggregate Equity Commitment, (ii) extends the Maturity Date, (iii) reduces the amount of Basic Rent or any other amounts to be paid by the Lessee under the Master Lease or any other Operative Documents or any fees or other amounts payable for the account of the Lessor Parties hereunder or thereunder, (iv) postpones any date scheduled for any payment of Basic Rent or any other amounts or any fees or other amounts payable for the account of the Lessor Parties hereunder or thereunder, (v) amends Article XI or this Section 15.5, (vi) amends the definition of , `Consenting Parties", (vii) releases the Lessor's interest in any material part of the Property or in any Lien thereon in favor of the Lessor Parties, (viii) releases the Lessee or the Guarantor from its indemnity obligations under the Operative Documents, or (ix) releases the Guarantor from its obligations under the Guaranty, must be in writing and signed or approved in writing by all of the Lessor Parties (other than each individual New Partner whose approval shall be evidenced by the approval of the Lessor);

           (b) any amendment, waiver or consent which increases or decreases the Commitment of any Lessor Party must be in writing and signed by such Lessor Party;

           (c) any amendment, waiver or consent which affects the rights or obligations of the Agent, any Tranche B Bank or any Liquidity Bank must be in writing and signed by the Agent, such Tranche B Bank or such Liquidity Bank, as applicable;

           (d) any amendment, waiver or consent which affects the rights or obligations of the Note Purchaser must be in writing and signed by the Note Purchaser;

           (e) any amendment, waiver or consent which affects the rights or obligations of the New Partners must be in writing and signed by each such New Partner; and

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           (f) any amendment, waiver or consent which terminates this
Participation Agreement or any other Operative Document (except upon payment in full of the Outstanding Lease Balance and all other Obligations or the effective exercise and consummation of the Remarketing Option with respect to the Property in accordance with Section 12 of the Master Lease and payment in full of all amounts due in accordance therewith), must be in writing and signed by each Transaction Party.

      Notwithstanding the foregoing or any other provision to the contrary contained in this Participation Agreement or the other Operative Documents, the parties hereto acknowledge and agree that the aggregate "Commitments" (as defined in the Liquidity Agreement) of the Liquidity Banks may be increased without the consent of the Transaction Parties (other than the Note Purchaser) provided that (a) the Note Purchaser agrees to such amendments as may be necessary to the Liquidity Documents in order to allow for such increase, (b) the maximum aggregate "Commitments" of the Liquidity Banks after giving effect to any such increase does not exceed $119,925,000 plus all accrued discount on all related Commercial Paper (as such amount may be adjusted pursuant to the Liquidity Agreement) less the aggregate principal amount of outstanding Percentage Interest purchased by the Liquidity Banks pursuant to the Asset Purchase Agreement and (c) no allocated portion (restricted to the dollar amount) of the "Commitment" of any Liquidity Bank may be increased without the prior express written consent of such Liquidity Bank.

      Section 15.6 Headings, etc. The Table of Contents and headings of the various Articles and Sections of this Participation Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

      Section 15.7 Parties in Interest. Except as expressly provided herein, none of the provisions of this Participation Agreement is intended for the benefit of any Person except the Transaction Parties. Neither the Lessee nor the Guarantor shall assign or transfer any of its rights or obligations under the Operative Documents without the prior written consent of the Transaction Parties. Except as provided in Section 12.1, the Lessor shall not assign or transfer any of its rights or obligations under the Operative Documents without the prior written consent of the Consenting Parties and, so long as no Default or Event of Default shall have occurred and be continuing, the Guarantor (which consent, in each case, shall not be unreasonably withheld).

      Section 15.8 Governing Law. THIS PARTICIPATION AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING ANY CONFLICT -OF-LAW OR CHOICE-OF-LA W RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

      Section 15.9 Severability. Any provision of this Participation Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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      Section 15.10 Liabi1ity Limited. None of the Lessor Parties shall have any obligation to any other party hereto with respect to transactions contemplated by the Operative Documents, except those obligations of such Person expressly set forth in the Operative Documents or except as set forth in the instruments delivered in connection therewith, and none of the Lessor Parties shall be liable for performance by any other party hereto of such other party's obligations under the Operative Documents except as otherwise so set forth.

      Section 15.11 Further Assurances. The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee and the Guarantor, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and preserve the security interests and liens (and the priority thereof) intended to be created pursuant to this Participation Agreement, the other Operative Documents, and the transactions thereunder (including the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee and the Guarantor, upon the written request from any other party to this Participation Agreement, shall take such action as may be necessary (including any action specified in the preceding sentence), as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Operative Document. Expenses relating to any action to be taken by the Guarantor or the Lessee pursuant to the preceding sentence shall be the responsibility of the Guarantor and the Lessee; provided, however, that expenses relating to any such action with respect to any Lessor Lien shall be paid (or be promptly reimbursed to the Guarantor or the Lessee, as applicable) by the party requesting such action.

      Section 15.12 Submission to Jurisdiction. The Lessee and the Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of California for purposes of all legal proceedings arising out of or relating to the Operative Documents or the transactions contemplated hereby. The Lessee and the Guarantor each irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

      Section 15.13 Waiver of Jury Trial. THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PARTICIPATION AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY OF THE PARTIES HERETO. THE PARTIES HERETO HEREBY AGREE THAT THEY WILL NOT SEEK TO CONSOLIDATE ANY SUCH LITIGATION WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL HAS NOT OR CANNOT BE WAIVED. THE PROVISIONS OF THIS SECTION 15.13 HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO AND SHALL BE SUBJECT TO NO EXCEPTIONS. EACH OF THE LESSEE AND THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER OPERATIVE DOCUMENT TO WHICH IT IS A PARTY)

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AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LESSOR PARTIES ENTERING
INTO THIS P ARTICIP ATION AGREEMENT AND EACH SUCH OTHER OPERATIVE DOCUMENT.

      Section 15.14 No Bankruptcy Petition Against the Note Purchaser. Each Transaction Party hereby covenants and agrees, on behalf of itself and each of its Affiliates, with the Note Purchaser that, prior to the date which is one year and one day after the payment in full of all commercial paper or other Indebtedness issued by the Note Purchaser, it will not institute against, or join any other Person in instituting against, the Note Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the law of the United States or any state of the United States.

      Section 15.15 Limited Recourse to the New Partners, the Note Purchaser and the Lessor.

           (a) Notwithstanding anything to the contrary contained in this Participation Agreement or any other Operative Document, the obligations of the Note Purchaser under this Participation Agreement and the other Operative Documents are solely the corporate obligations of the Note Purchaser and, with respect to claims made by any other Lessor Party, shall be payable solely to the extent of funds or property received from the Lessee and/or the Guarantor in accordance with this Participation Agreement and the other Operative Documents; provided, however, that the foregoing obligations shall constitute a claim (as defined in Section 101 of the Bankruptcy Code) upon the Note Purchaser only to the extent of such funds or property actually received by the Note Purchaser and not required to repay Commercial Paper. No recourse shall be had for the payment of any amount owing hereunder or any other obligation or claim arising out of or based upon this Participation Agreement or any other Operative Document against any present or former stockholder, manager, member, employee or officer of the Note Purchaser or, unless such obligation or claim arises from the gross negligence or willful misconduct of the Note Purchaser, in such capacity or any employee, officer or director thereof; provided, however, that the foregoing shall not relieve any such person or entity from any liability they might otherwise have as a result of fraudulent actions or omissions taken by them.

           (b) Notwithstanding anything to the contrary contained in this Participation Agreement or any other Operative Document, the obligations of the New Partners and the Lessor under this Participation Agreement and the other Operative Documents (including, without limitation, with respect to the Lessor, the Notes) are solely the corporate obligations of the Lessor and the New Partners, respectively, with respect to claims made by any other Lessor Party, shall be payable solely to the extent of funds or property received from the Lessee and/or the Guarantor in accordance with this Participation Agreement and the other Operative Documents or advanced or to be advanced pursuant to the Equity Investment; provided, however, that the foregoing obligations shall constitute a claim (as defined in Section 101 of the Bankruptcy Code) upon the New Partners or the Lessor (as applicable) only to the extent of such funds or property actually received by the New Partners or the Lessor (as applicable) and not required to repay Notes. No recourse shall be had for the payment of any amount owing hereunder or any other obligation or claim arising out of or based upon this Participation Agreement or any other Operative Document against any present or former stockholder, manager, member, employee or officer of the New Partners or Lessor or, unless such obligation or claim arises from the gross negligence or willful misconduct of such New Partner or the

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Lessor (as applicable), in such capacity or any employee, officer or director thereof; provided, however, that the foregoing shall not relieve any such person or entity from any liability they might otherwise have as a result of fraudulent actions or omissions taken by them.

           (c) Each Transaction Party agrees that neither the Program Administrator nor the Conduit Agent shall have any liability hereunder as the Program Administrator or the Conduit Agent, as the case may be, for the Note Purchaser or otherwise following its ceasing to act as Program Administrator or the Conduit Agent for the Note Purchaser.

      Section 15.16 Confidentiality. No Lessor Party shall disclose to any Person any information with respect to the Guarantor or the Lessee which is furnished pursuant to this Participation Agreement or under any other Operative Document, except that any Lessor Party may disclose any such information (a) to its own directors, officers, employees, auditors, counsel and other advisors and to its Affiliates; (b) to any other Lessor Party; (c) which is otherwise available to the public; (d) if required or appropriate in any report, statement or testimony submitted to any Governmental Authority having or claiming to have jurisdiction over such Lessor Party; (e) if required in response to any summons or subpoena; (f) in connection with any litigation relating to the Operative Documents or the transactions contemplated thereby; (g) to comply with any Requirement of Law applicable to such Lessor Party; (h) to any assignee, participant or any prospective assignee or participant, provided that. such Person agrees to be bound by this Section 15.16; or (i) otherwise with the prior consent of the Guarantor or the Lessee; provided, however, that any disclosure made in violation of this Participation Agreement shall not affect the obligations of the Guarantor or the Lessee under this Participation Agreement and the other Operative Documents.

      Section 15.17 Renewal of Commitment under the Liquidity Agreement. The parties hereto acknowledge and agree that the Agent (and not the "Issuer", the "Administrator and Program Collateral Agent" or the "Administrative Agent" under the Liquidity Agreement) is responsible for Liquidity Bank renewals under the Liquidity Agreement.

      Section 15.18 Tax Representation: Tax Forms.

           (a) Each Lessor Party represents that, except for any withholding of U.S. federal income tax which results from the adoption of or a change in applicable law, regulation or, in each case, the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) (including any statute, treaty, ruling or regulation by a governmental, judicial or taxing authority), with respect to Indebtedness of the Lessee or any other party to the Operative Documents for federal income tax purposes (and assuming that the payments of (x) Basic Rent and (y) Purchase Option Price, Outstanding Lease Balance or Maximum Recourse Amount, as the case may be, are treated for federal income tax purposes as payments of interest and principal, respectively), such Lessor Party is entitled to receive any payments to be made to it by the Lessee or any other party to the Operative Documents without the withholding of any U.S. federal income tax and will furnish to the Agent upon the request of the Lessee such certifications, statements and other documents as are reasonably requested by the Lessee to evidence such Lessor Party's exemption from the withholding of any U.S. federal income tax or to enable the Lessee to comply with any applicable laws or regulations relating thereto.

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           (b) Without limiting the effect of the foregoing Section 15.18(a), if any Lessor Party is not created or organized under the laws of the United States or any state or political subdivision thereof, such Lessor Party will furnish to the Agent upon the request of the Lessee, to the extent required for U.S.
federal income tax purposes, Internal Revenue Service Form W-8 BEN or Form W -8 ECI or any subsequent versions of such forms or successors thereto as evidence of such Lessor Party's complete exemption from the withholding of U.S. federal income tax with respect to indebtedness of the Lessee for federal income tax purposes. Such forms shall be delivered by such Lessor Party (i) on or before the date such Lessor Party becomes a party to any of the Operative Documents and promptly before the expiration, obsolescence or invalidity of any form previously delivered by such Lessor Party and (ii) before or promptly after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Lessee pursuant to this Section 15.18, unless, in the case of either clause (i) or (ii), as a result of the adoption of or a change in applicable law, regulation or, in each case, the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) (including any statute, treaty, ruling or regulation by a governmental, judicial or taxing authority), such Lessor Party is not entitled to provide such a form. The Agent and the Lessee shall be entitled to rely on such forms in its possession until receipt of any revised or successor form pursuant to the preceding sentence.

           (c) For any period with respect to which any Lessor Party is required under subsection (a) or (b) above to furnish the Agent with the appropriate forms described in such subsections but has failed to do so (other than if such failure is due to the adoption of or a change in applicable law as described in subsection (a) or (b) above), such Lessor Party shall not be entitled to any indemnification with respect to Impositions under Section 13.4 hereof, additional payments with respect to increased costs under Section 4.4 hereof, or additional payments with respect to Other Taxes under Section 4.6 hereof to the extent that such Impositions, increased costs or Other Taxes are imposed as a result of such failure; provided, however, that such limitation on indemnification shall not apply to Structural Impositions or Prior Impositions, and this Section 15.18 shall not otherwise be construed to limit any right to indemnification of any Lessor Party relating to Structural Impositions or Prior Impositions under any Operative Document or in connection with the Overall Transaction.

                                   ARTICLE XVI

         RELATIONSHIP BETWEEN MASTER LEASE AND OTHER OPERATIVE DOCUMENTS

      Section 16.1 Conflicts with Master Lease in General. The parties hereto acknowledge and agree that in the event there is deemed to be any conflict or ambiguity between the terms and provisions hereof and in the other Operative Documents (other than the Master Lease) and the terms and provisions of the Master Lease, the terms and provisions hereof and/or such other Operative Documents shall control.

      Section 16.2 Specific Provisions of the Master Lease. Without limiting the generality of the foregoing Section 16.1, with respect to certain terms and provisions of the Master Lease the parties hereto acknowledge and agree as follows:

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           (a) The following terms as defined in Section 1 of the Master Lease are no longer applicable and, to the extent such terms are otherwise defined in Appendix A, such terms are hereby replaced with the corresponding defined term set forth in Appendix A (or such other terms as noted below):

                      (i) "Agreement for Lease";
                      (ii) "Aircraft";
                      (iii) "Consent";
                      (iv) "Consolidated Fixed Charges";
                      (v) "EBITDAR";
                      (vi) "Engine";
                      (vii) "Equipment"
                      (viii) "Fixed Charge Coverage Ratio";
                      (ix) "Ground Lease";
                      (x) "Implied Senior Debt Rating";
                      (xi) "Indebtedness";
                      (xii) "Initial Term";
                      (xiii) "Lien";
                      (xiv) "Mortgageable Ground Lease";
                      (xv) "Permitted Liens";
                      (xvi) "Reconciliation Amount";
                      (xvii) "Responsible Officer";
                      (xviii) "Tangible Net Worth"; and
                      (xix) "Unit Leasing Record";

provided, however, that the terms "Merrill", "Merrill Leasing" and "Merrill Lynch" as used in the Master Lease shall be interpreted to refer to "Agent" where the context so requires.

           (b) The representations, warranties and agreements of the Lessee contained in Section 2 of the Master Lease are no longer applicable, shall be disregarded, and are hereby replaced with the provisions set forth in Article VII hereof.

           (c) The covenants and agreements (if any) of the Lessor contained in
Section 3 of the Master Lease providing, inter alia, that the Lessor lease to the Lessee any property or equipment, when and as the Lessee has need of such property or equipment shall be construed to only require that the Lessor lease to the Lessee the Property currently subject to the Master Lease.

           (d) Sections 5(a), (b), (c) and (d) of the Master Lease are no longer applicable and shall be disregarded.

           (e) Section 8(i) of the Master Lease is no longer applicable and shall be disregarded.

           (f) Section 9(f) of the Master Lease is no longer applicable and shall be disregarded.

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           (g) Sections 10 (a), (b), (d) and (e) of the Master Lease are no
longer applicable and shall be disregarded

           (h) Sections 10(g) and (h) of the Master Lease are no longer applicable, shall be disregarded, and are hereby replaced with the following provisions:

                (i) Risk of Loss, Damage or Destruction During the Lease Term or Following the Occurrence and Continuance of a Default or Event of Default or To the Extent Arising as a Result of Any of the Lessee's Actions or Failures To Act. At all times during the Lease Term, the risk of loss of or decrease in the enjoyment and beneficial use of the Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or other acts of God, taking, destruction, confiscation, requisition or commandeering, partial or complete, of or to the Improvements and any part thereof, however caused or occasioned, shall be borne by the Lessee until the Property has been returned to the Lessor in accordance with the provisions of the Master Lease or has been purchased by the Lessee or another Person in accordance with the provisions of the Master Lease. The Lessee agrees that no occurrence specified in the preceding sentencing shall impair, in whole or in part, any obligation of the Lessee hereunder or under the Master Lease, including the obligation to pay Basic Rent and Supplemental Rent.

                (ii) Casualty and Condemnation.

                      (A) Subject to the provisions of this Section 16.2(h), including, without limitation, the second paragraph of this subclause
           (ii)(A), if all or a portion of the Property is damaged or destroyed in whole or in part by a Casualty (other than a Casualty constituting an Event of Loss), any insurance proceeds under the Lessee's policies payable with respect to such Casualty shall be paid directly to the Lessee (subject to the provisions of Section 10 of the Master Lease), or if received by any of the Lessor Parties, shall be paid over to the Lessee, for the reconstruction, refurbishment and for repair of the Property and if the use, access, occupancy, easement rights or title to the Property or any part thereof is the subject of a Condemnation (other than a Condemnation constituting an Event of Loss), then any award or compensation relating thereto shall be paid to the Lessee. All amounts held by the Lessor or any other Lessor Party on account of any award, compensation or insurance proceeds either paid directly to any Lessor Party or turned over to any Lessor Party, in each case in accordance with the preceding sentence, shall (in the absence of any Default or Event of Default) be paid to the Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with subclause (ii)(D) of this Section 16.2(h).

                      Notwithstanding the foregoing, if any Default, Event of Default, Acceleration Event or Unmatured Acceleration Event shall have occurred and be continuing, any award, compensation or insurance proceeds described above shall be paid directly to the Agent or, if received by the Lessee, shall be held in trust for the Agent and shall be paid over by the Lessee to the Agent to be distributed by the Agent in accordance with the relevant provisions of Article XI hereof.

Furthermore, if any Default shall have occurred and be continuing, any such award, compensation or insurance proceeds shall be paid directly to the Agent or, if received by the Lessee, shall be held in trust by the Lessee for the benefit of the Agent and shall be paid to the Agent for deposit in an Eligible Account until (i) such Default has been cured, in which case such money shall be paid to the Lessee for the uses described in the first sentence of this subclause (ii)(A} or (ii) such Default becomes an Event of Default, in which case, such money shall be distributed in accordance with the preceding sentence.

                    (B) The Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At the Lessee's reasonable request, and at the Lessee's sole cost and expense, the Lessor Parties shall participate in any such proceeding, action, negotiation, prosecution or adjustment. The Lessor and the Lessee agree that this Section 16.2(h) and the Master Lease shall control the rights of the Lessor and the Lessee in and to any such award or compensation payment.

                    (C) If the Lessor or the Lessee shall receive notice of a Casualty for which the reasonable anticipated cost of restoration equals or exceeds $1,000,000 (whether individually or in the aggregate with all other Improvements affected by the event giving rise to such Casualty) or of an actual, pending or threatened Condemnation of any Land or Improvements or any interest therein (other than an interest which is not material), the Lessor or the Lessee, as the case may be, shall give notice thereof to the other party and to Agent who will in turn notify the other Lessor Parties promptly after the receipt of such notice.

                    (D) If neither the Lessor nor any Lessor Party exercises its termination rights pursuant to Section 14 of the Master Lease following an Event of Loss, the Master Lease shall continue in full force and effect, the Lessee shall, at its sole cost and expense (and, without limitation, if any award, compensation or insurance payment is not sufficient to restore such affected Improvement in accordance with this subclause (ii)(D), the Lessee shall pay the shortfall), promptly and diligently repair any damage to the Property caused by such Casualty or Condemnation in conformity with the requirements of Section 9 of the Master Lease, so as to restore the Property to at least the same or similar condition, operation, function and value as existed immediately prior to such Casualty or Condemnation with such Modifications as the Lessee may elect in accordance with Section 9 of the Master Lease. In such event, title to such Property shall remain with the Lessor subject to the terms of the Master Lease. Upon completion of such restoration, the Lessee shall furnish the Lessor an architect's certificate of substantial completion or a Responsible Officer's Certificate confirming that such restoration has been completed pursuant to the Master Lease.

                     (E) In no event shall a Casualty or Condemnation affect the Lessee's obligations to pay Basic Rent or Supplemental Rent pursuant to Section 7 of the Master Lease or otherwise to perform its obligations and pay any amounts due on the Financing Termination Date or pursuant to Sections 12, 13 and 18 of the Master Lease.

                     (F) Any excess Casualty Proceeds or Condemnation Proceeds received by the Lessor or any of the other Lessor Parties in respect of a Casualty or Condemnation constituting an Event of Loss with respect to the Property shall be turned over to the Agent for application in accordance with the provisions of Section 11.5 hereof; provided, however, if the Lessee elects to exercise its right to purchase the Property pursuant to Section 14 of the Master Lease, then such excess proceeds shall be not be applied pursuant to Section
           11.5 hereof and instead, be returned to the Lessee upon payment of the full purchase price for the Property pursuant to Section 14 of the Master Lease.

           (i) The covenants and agreements of the Lessee with respect to indemnification, etc. contained in Section 11 of the Master Lease with respect to Claims for events or occurrences arising after the Documentation Date are no longer applicable, shall be disregarded, and are hereby replaced with the provisions set forth in Article XIII hereof.

           (j) With respect to the provisions set forth in Section 12 of the Master Lease, the Lessee and the Lessor hereby acknowledge and agree that unless the KeyBank Financing Term is extended, failure by the Lessee to deliver a Remarketing Notice or Purchase Notice on or prior to the date occurring three hundred and sixty-four (364) days prior to the expiration of the KeyBank Financing Term shall be deemed to be an election by the Lessee, without further act thereby, of the Purchase Option described in Section 13.1(a) of the Master Lease, with such purchase to be consummated on the Financing Termination Date.

           (k) Clauses (i) through (iii) of Section 14(a) of the Master Lease are no longer applicable and shall be disregarded.

           (1) Section 15 of the Master Lease is no longer applicable, shall be disregarded, and is hereby replaced with the provisions of clauses (i) and (ii) of Section 16.2(h) hereof.

           (m)Sections 17(b), (c) and (d) of the Master Lease are no longer applicable and shall be disregarded.

           (n) All references to "Equipment" or "Unit of Equipment" contained in the Events of Default set forth in Section 18 of the Master Lease are no longer applicable and shall be disregarded.

           (o) Section 20 of the Master Lease is no longer applicable and shall be disregarded.

           (p) Section 21 of the Master Lease is no longer applicable, shall be disregarded, and is hereby replaced with the provisions set forth in Article XII hereof.

           (q) Section 26 of the Master Lease is no longer applicable, shall be disregarded, and is hereby replaced with the provisions set forth in Section 8.1(d) hereof.

           (r) Section 29 of the Master Lease is no longer applicable and shall be disregarded.

           (s) Section 30(i) of the Master Lease is no longer applicable and shall be disregarded.

           (t) Exhibits Band D of the Master Lease are no longer applicable and shall be disregarded.

                            [Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


ELECTRONIC ARTS REDWOOD, INC.
as the Lessee


By: /s/ Khuyen Dang
    ---------------

Name : Khuyen Dang

Title: Chief Financial Officer

ELECTRONIC ARTS, INC.,
as the Guarantor



By: /s/ David L. Carbone
   -----------------------------------
Name:  David L. Carbone
Title: Senior Vice President - Finance

FLATIRONS FUNDING, LIMITED
PARTNERSHIP, as the Lessor

By:____________________________________


SELCO REDWOOD, LLC, its General Partner

By:____________________________________


SELCO Service Corporation, an
Ohio corporation doing business
in California as Ohio SELCO
Service Corporation, its
sole member


By: /s/ Donald C. Davis
   ------------------------------------
Name:  Donald C. Davis
Title: Vice President

SELCO SERVICE CORPORATI0N, doing business in California as Ohio SELCO Service Corporation, as a New Partner


By: /s/ Donald Davis
   ------------------------------------
Name:  Donald Davis
Title: Vice President


SELCO REDWOOD, LLC, as a New Partner

By:____________________________________


SELCO Service Corporation, an
Ohio corporation doing business
in California as Ohio SELCO
Service Corporation, its
sole member


By: /s/ Donald C. Davis
   ------------------------------------
Name:  Donald C. Davis
Title: Vice President

VICTORY RECEIVABLES CORPORATION, as the Note Purchaser

By: /s/ Karen Anne Granquist
   -------------------------
Name:  Karen Anne Granquist
Title: Secretary

KEYBANK NATIONAL ASSOCIATION,
as the Agent,

By: /s/ Thomas A. Crandell
   ------------------------------------
Name:  Thomas A. Crandell
Title: Senior Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH, as the Conduit Agent

By: /s/ Aditya Reddy
   ------------------------------------
Name:  Aditya Reddy
Title: Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Liquidity Bank

By: /s/ Thomas A. Crandell
   ------------------------------------
Name:  Thomas A. Crandell
Title: Senior Vice President

FLEET NATIONAL BANK,
as a Liquidity Bank

By: /s/ Greg Roux
   --------------
Name:  Greg Roux
Title: Director

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a liquidity Bank



By: /s/ Eric C. Houser
   -------------------------------
Name:  Eric C. Houser
Title: Vice President

THE CHASE MANHATTAN BANK,
as a Liquidity Bank



By: /s/ David Gibbs
   -------------------------------
Name:  David Gibbs
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Liquidity Bank




/s/ Garrett Baker
-----------------
Name:  Garrett Baker
Title: Vice President

BNP  PARIBAS,
as a Liquidity Bank



By: /s/ Robert Mimaki
   -------------------------------
Name:  Robert Mimaki
Title: Vice President


By: /s/ Sean T. Conlon
   -------------------------------
Name:  Sean T. Conlon
Title:  Managing Director

KEYBANK NATIONAL ASSOCIATION,
as a Tranche B Bank


By: /s/ Julien Michaels
   --------------------
Name:  Julien Michaels
Title: Vice President